UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number 811-23630

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Cliffwater Enhanced Lending Fund
(Exact name of registrant as specified in charter)

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c/o UMB Fund Services, Inc.
235 West Galena Street
Milwaukee, WI 53212
Registrant’s telephone number, including area code: (414) 299-2030

Ann Maurer
235 West Galena Street
Milwaukee, WI 53212

(Name and address of agent for service)

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Date of fiscal year end: March 31

Date of reporting period: March 31, 2026

Item 1.       Report to Shareholders

(a)

The annual report of the registrant for the year ended March 31, 2026 transmitted to shareholders pursuant to Rule 30e-1 promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

CLIFFWATER ENHANCED LENDING FUND

Annual Report

For the Year Ended March 31, 2026

Cliffwater Enhanced Lending Fund
Table of Contents For the Year Ended March 31, 2026

This report is submitted for the general information of the shareholders of the Cliffwater Enhanced Lending Fund (the “Fund”). It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

www.cliffwaterfunds.com

Cliffwater Enhanced Lending Fund
Letter to Shareholders March 31, 2026 (Unaudited)

To our shareholders:

The Cliffwater Enhanced Lending Fund (“the Fund”) recently completed its first four and three-quarter years of operations, and we remain grateful for the continued trust and confidence you have placed in us.

The Fund has delivered consistently strong performance relative to its objective, producing a net annualized return of 12.21% (for Class I shares) from its July 1, 2021 inception through March 31, 2026. Over the same period, the Fund outperformed the Morningstar LSTA US Leveraged Loan Index by more than 600 basis points, which returned 5.92%, annually, while maintaining relatively lower risk as reflected by the Fund’s 1.11% annualized standard deviation.

The Fund’s net assets grew from $5.3 billion on March 31, 2025, to $7.8 billion on March 31, 2026. This continued growth reflects the strong conviction of both existing investors, like yourselves, and new investors entering the Fund. Key drivers of the Fund’s performance over the trailing six months include a high current cash yield and capital appreciation across the Fund’s investment holdings.

We believe that the Fund’s diversified portfolio of over 3,000 underlying credits, with an average position size of 0.03% of NAV, has remained an attractive solution for investors navigating the current economic environment. We remain confident in the Fund’s continued performance.

We sincerely thank you for your support.

Regards,

Stephen L. Nesbitt

Chief Executive Officer

Cliffwater LLC

Cliffwater Enhanced Lending Fund
Letter to Shareholders March 31, 2026 (Unaudited) (Continued)

The Fund’s investment program is speculative and entails substantial risks. There can be no assurance that the Fund’s investment objectives will be achieved or that its investment program will be successful. Investors should consider the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. Investors could lose some or all of their investment.

Shares are an illiquid investment.

We do not intend to list the Fund’s shares (“Shares”) on any securities exchange and we do not expect a secondary market in the Shares to develop.

You should generally not expect to be able to sell your Shares (other than through the limited repurchase process), regardless of how we perform.

Although we are required to implement a Share repurchase program, only a limited number of Shares will be eligible for repurchase by us.

You should consider that you may not have access to the money you invest for an indefinite period of time.

An investment in the Shares is not suitable for you if you have a foreseeable need to access the money you invest.

Because you will be unable to sell your Shares or have them repurchased immediately, you will find it difficult to reduce your exposure on a timely basis during a market downturn.

The Fund is a non-diversified management investment company and may be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Cybersecurity risks have significantly increased in recent years and the Fund could suffer such losses in the future. One of the fundamental risks associated with the Fund’s investments is the risk that an issuer will be unable to make principal and interest payments on its outstanding debt obligations when due. Other risk factors include interest rate risk (a rise in interest rates causes a decline in the value of debt securities) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments).

Cliffwater Enhanced Lending Fund
Fund Performance March 31, 2026 (Unaudited)

This graph compares a hypothetical $10,000,000 investment in the Fund’s Class I Shares with a similar investment in the Morningstar LSTA US Leveraged Loans Index. The index does not serve as a benchmark for the Fund and is shown for illustrative purposes only. The Fund does not have a designated performance benchmark. Results include the reinvestment of all dividends and capital gains. The index does not reflect expenses, fees, or sales charges, which would lower performance.

The Morningstar LSTA US Leveraged Loans Index is designed to deliver comprehensive, precise coverage of the US leveraged loan market. The Morningstar LSTA US Leveraged Loans Index is a market value weighted index tracking institutional leveraged loans in the United States based upon market weightings, spreads and interest payment, including Term Loan A, Term Loan B and Second Lien tranches. The Morningstar LSTA US Leveraged Loans Index is unmanaged and it is not available for investment.

Average Annual Total Returns as of March 31, 2026	1 Year	3 Year	Since Inception
Cliffwater Enhanced Lending Fund – Class I1	10.24%	12.07%	12.21%
Cliffwater Enhanced Lending Fund – Class D2	N/A	N/A	6.08%
Morningstar LSTA US Leveraged Loans Index	4.81%	8.00%	5.92%

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1            Inception Date July 1, 2021

2            Inception Date August 4, 2025

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent quarter end performance may be obtained by calling 1 (888) 442-4420.

For the period from the Fund’s inception through July 31, 2022, the Investment Manager contractually waived management fees and voluntarily reimbursed expenses for the Fund (together, the “Waiver and Reimbursement”). The performance quoted above reflects the Waiver and Reimbursement in effect through July 31, 2022 and would have been lower in their absence.

For the Fund’s current expense ratios, please refer to the Financial Highlights Section of this report.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Cliffwater Enhanced Lending Fund
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Cliffwater Enhanced Lending Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedules of investments and forward foreign currency exchange contracts, of Cliffwater Enhanced Lending Fund (the “Fund”) as of March 31, 2026, the related consolidated statements of operations, cash flows, and changes in net assets, the related notes, and the consolidated financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2026, the results of its operations, its cash flows, the changes in net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Consolidated Statements of Operations and Cash Flows	Consolidated Statements of Changes in Net Assets	Consolidated Financial Highlights
Cliffwater Enhanced Lending Fund	For the year ended March 31, 2026	For the years ended March 31, 2026, and 2025	For the years ended March 31, 2026, 2025, 2024, 2023 and for the period July 1, 2021 (commencement of operations) through March 31, 2022

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026, by correspondence with the custodian, brokers, agent banks, issuers, and underlying fund administrators or managers; when replies were not received, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Cliffwater LLC since 2019.

COHEN & COMPANY, LTD.

Cleveland, Ohio
May 30, 2026

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2026
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Private Investment Vehicles — 74.8%
Investment Partnerships — 50.7%
AG Asset Based Credit Evergreen Fund, LP						USD	N/A	$126,000,000	$129,374,913	[1,2,3]
AG Asset Based Credit Fund L.P.						USD	N/A	99,000,000	117,685,000	[1,2,3]
AG Essential Housing Fund II Holdings (DE), L.P.						USD	N/A	551,114	3,360,723	[1,2,3]
Ares Commercial Finance, LP						USD	N/A	93,710,220	107,115,407	[1,2,3]
Ares Pathfinder Fund II (Offshore), LP						USD	N/A	8,156,792	8,992,750	[1,2,3]
Ares Special Opportunities Fund (Offshore), LP						USD	N/A	4,632,487	3,848,367	[1,2,3]
Ares Special Opportunities Fund II (Offshore), LP						USD	N/A	26,252,127	33,952,042	[1,2,3]
Balbec IGCF VI Annex Fund, L.P.						USD	N/A	38,250,000	41,045,910	[1,2,3]
Banner Ridge DSCO Fund I, LP						USD	N/A	8,935,391	18,971,656	[1,2,3]
Banner Ridge DSCO Fund II (Offshore), LP						USD	N/A	29,209,951	41,585,557	[1,2,3]
Banner Ridge Secondary Fund IV (Offshore), LP						USD	N/A	354,477	5,128,442	[1,2,3]
Banner Ridge Secondary Fund V (Offshore), LP						USD	N/A	92,851,664	160,797,902	[1,2,3]
Banner Ridge Secondary Fund VI (Offshore), LP						USD	N/A	11,957,676	15,904,846	[1,2,3]
Barings Capital Solutions Perpetual Fund (CA), LP						USD	479,677	49,091,476	54,415,376	[1,2,3]
Benefit Street Partners Real Estate Opportunistic Debt Fund L.P.						USD	N/A	20,522,454	24,299,258	[1,2,3]
Blue Owl First Lien Fund (Offshore), L.P.						USD	N/A	2,099,338	1,763,365	[1,2,3]
Blue Owl Real Estate Fund VI, LP						USD	N/A	16,423,040	17,976,260	[1,2,3]
BPC Opportunities Offshore Feeder Fund V LLC						USD	N/A	21,148,502	24,957,334	[1,2,3]
BPC Real Estate Debt Fund, LP						USD	N/A	53,750,018	66,790,053	[1,2,3]
BSOF Parallel Onshore Fund L.P. (Class SRT Enhanced Series 3)						USD	N/A	106,277,431	111,403,152	[1,2,3]
BSOF Parallel Onshore Fund L.P. (Class SRT Enhanced Series 6)						USD	N/A	149,488,797	150,654,350	[1,2,3]
BSP Pioneer Investors Feeder, L.P.						USD	N/A	46,439,595	50,567,899	[1,2,3]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Private Investment Vehicles (Continued)
Investment Partnerships (Continued)
Burford Advantage Feeder Fund A, LP						USD	N/A	$833,582	$1,620,777	[1,2,3]
Callodine Perpetual ABL Fund, LP						USD	N/A	97,717,483	87,059,857	[1,2,3]
Carlyle Credit Opportunities Fund II (Parallel), SCSp						USD	N/A	8,035,701	6,485,944	[1,2,3]
Carlyle Credit Opportunities Fund III (Parallel), SCSp						USD	N/A	10,001,506	10,384,066	[1,2,3]
Comvest Special Opportunities Fund, L.P.						USD	N/A	14,775,066	16,855,268	[1,2,3]
Contingency Capital EG Fund (US) LP						USD	N/A	40,944,229	47,270,992	[1,2,3]
Contingency Capital Fund I-A, LP						USD	N/A	56,471,367	75,408,141	[1,2,3]
Corrum Capital Entertainment Lending II-B, LP						USD	N/A	72,765,105	73,155,037	[1,2,3]
Crestline PF Sentry Fund (US), LP						USD	N/A	28,539,771	27,382,622	[1,2,3]
D.E. Shaw Diopter International Fund II, L.P.						USD	N/A	13,641,267	14,352,485	[1,2,3]
D.E. Shaw Diopter International Fund, L.P.						USD	N/A	30,774,736	43,772,444	[1,2,3]
Dawson Portfolio Finance Evergreen LP						USD	288,208	300,000,000	351,187,729	[1,2,3]
Dawson Portfolio Finance (Lux) SICAV						USD	3,000,000	150,000,000	167,160,000	[1,2,3]
EVP II LP						USD	N/A	31,303,840	50,242,427	[1,2,3]
Felicitas Secondary Fund II Offshore, LP						USD	N/A	10,434,114	10,659,926	[1,2,3]
Felicitas Liquidity Solutions Fund (Offshore), LP						USD	N/A	44,937,188	50,646,505	[1,2,3]
FTAI Aircraft Leasing Offshore SPV (2025) L.P.						USD	N/A	37,500,000	41,456,516	[1,2,3]
GCF III Feeder LP						USD	N/A	9,568,518	11,484,519	[1,2,3]
GPC Partners III (Duo) Coinvest Parallel-A, L.P.						USD	N/A	1,000,926	1,000,926	[1,2,3]
Harvest Partners Structured Capital Fund III, L.P.						USD	N/A	15,280,637	18,421,693	[1,2,3]
Hayfin Healthcare Opportunities Fund (US Parallel), LP						USD	N/A	52,025,040	67,331,045	[1,2,3]
Hercules Evergreen Fund LP						USD	N/A	213,096,543	217,857,497	[1,2,3]
HPS Asset Value Platform, L.P.						USD	N/A	42,754,664	44,450,996	[1,2,3]
HPS Offshore Mezzanine Partners 2019, LP						USD	N/A	20,906,440	24,856,152	[1,2,3]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Private Investment Vehicles (Continued)
Investment Partnerships (Continued)
HPS Offshore Strategic Investment Partners V, LP						USD	N/A	$39,120,459	$46,709,625	[1,2,3]
HPS Specialty Loan Fund V-L, L.P.						USD	N/A	12,320,329	11,358,176	[1,2,3]
ICG LP Secondaries Fund I (Feeder) SCSp						USD	N/A	14,445,316	20,740,199	[1,2,3]
Indago Asset-Based Opportunities I LP						USD	N/A	6,714,767	7,309,147	[1,2,3]
InSolve Global Credit Feeder Fund VI, L.P.						USD	N/A	54,003,101	65,600,430	[1,2,3]
Jaffa Capital Fund, LP						USD	N/A	20,000,000	20,857,140	[1,2,3]
King Street Opportunistic Credit Evergreen Fund, L.P.						USD	N/A	100,000,000	107,638,372	[1,2,3]
LuminArx Opportunistic Alternative Solutions Offshore Fund LP						USD	N/A	30,436,623	33,038,156	[1,2,3]
Madison Realty Capital Debt Fund, IV LP						USD	N/A	14,173,657	12,072,602	[1,2,3]
NB Credit Opportunities II Cayman Feeder, LP						USD	N/A	18,364,132	24,149,612	[1,2,3]
North Wall Asset Backed Opportunities Feeder Fund I LP						EUR	N/A	76,500,125	99,218,299	[1,2,3,4]
NWEOF Feeder Fund II LP						EUR	N/A	27,870,400	41,027,983	[1,2,3,4]
NWEOF Feeder Fund III SCSp						EUR	N/A	2,625,904	3,026,079	[1,2,3,4]
OrbiMed RCO IV Offshore Feeder, LP						USD	N/A	25,191,624	25,221,732	[1,2,3]
Pathlight Capital Evergreen Fund, LP						USD	N/A	46,073,543	44,550,866	[1,2,3]
Pathlight Capital Fund II, LP						USD	N/A	13,496,284	13,452,607	[1,2,3]
Peachtree Credit Fund IV Q, L.P.						USD	5,000,000	49,088,073	51,486,320	[1,2,3]
Pennybacker Real Estate Credit II Pacific, LLC						USD	N/A	2,467,491	3,777,740	[1,2,3]
Pennybacker Real Estate Credit II, LP						USD	N/A	18,777,394	16,318,768	[1,2,3]
Peppertree Capital Fund IX QP, LP						USD	N/A	10,722,816	11,144,457	[1,2,3]
Peppertree Capital Fund VI QP, LP						USD	N/A	25,585,436	31,210,798	[1,2,3]
Peppertree Capital Fund VII QP, LP						USD	N/A	25,255,695	30,576,471	[1,2,3]
Pimlico Partners, L.P.						USD	N/A	20,000,000	20,258,356	[1,2,3]
Pine Valley Capital Partners Evergreen Fund, L.P.						USD	N/A	59,673,179	60,408,393	[1,2,3]
PSC Credit IV (A) SCSp						USD	N/A	32,525,394	33,376,119	[1,2,3]
Raven Asset-Based Credit Fund II LP						USD	N/A	18,411,938	18,388,007	[1,2,3]
Redwood Enhanced Income Corp.						USD	1,988,166	28,275,000	20,457,234	[1,2,3]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Private Investment Vehicles (Continued)
Investment Partnerships (Continued)
SC Healthcare Credit Parallel Fund II A, L.P.						USD	N/A	$12,105,811	$11,778,115	[1,2,3]
SC Lowy Strategic Investments IV (ASIA), LP						USD	N/A	21,528,600	23,994,037	[1,2,3]
Shamrock Capital Debt Opportunities Fund I, LP						USD	N/A	6,872,154	6,948,776	[1,2,3]
Sixth Street Growth Partners II (B), L.P.						USD	N/A	4,631,305	5,854,872	[1,2,3]
Sky Fund V Offshore, LP						USD	N/A	—	8,695,005	[1,2,3]
Sky Fund VI Offshore, LP						USD	N/A	21,980,109	26,633,343	[1,2,3]
Sound Point Strategic Capital Fund III, LP						USD	N/A	24,578,431	24,517,652	[1,2,3]
Specialty Loan Institutional Fund 2016-L, L.P.						USD	N/A	2,143,767	3,859,087	[1,2,3]
Summit Partners Credit Offshore Fund II, L.P.						USD	N/A	7,124,963	2,772,386	[1,2,3]
Symbiotic Capital Healthcare Credit Fund II, L.P.						USD	N/A	3,026,453	2,944,529	[1,2,3]
Symbiotic Capital Life Science Credit Fund, L.P.						USD	N/A	13,953,712	14,276,232	[1,2,3]
Thompson Rivers LLC						USD	N/A	1,069,507	203,909	[1,2,3]
Thorofare Asset Based Lending Fund V, L.P.						USD	N/A	30,401,096	31,182,405	[1,2,3]
Tinicum L.P.						USD	N/A	8,232,986	10,934,469	[1,2,3]
Tinicum Tax Exempt, L.P.						USD	N/A	5,571,832	7,187,643	[1,2,3]
Vista Capital Solutions Fund-A, L.P.						USD	N/A	9,751,685	12,187,995	[1,2,3]
Vista Credit Partners Fund IV-B, L.P.						USD	N/A	19,032,434	18,228,610	[1,2,3]
VPC Credit Origination Fund, L.P.						USD	N/A	1,000,000	854,974	[1,2,3]
VPC Legal Finance Fund, L.P.						USD	N/A	95,750,036	119,390,192	[1,2,3]
Waccamaw River LLC						USD	N/A	6,600,163	231,334	[1,2,3]
WhiteHawk Evergreen Fund, LP						USD	N/A	100,000,000	105,806,780	[1,2,3]
								3,495,883,997	3,962,950,159
Non-Listed Business Development Companies — 1.8%
Franklin BSP Capital Corp						USD	110,635	1,684,852	1,529,733	[1,2,3]
Silver Point Specialty Lending Fund						USD	4,458,809	127,018,961	122,483,573	[1,2,3]
Stellus Private Credit BDC Feeder LP						USD	N/A	16,220,347	16,361,954	[1,2,3]
								144,924,160	140,375,260

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Private Investment Vehicles (Continued)
Private Collateralized Fund Obligations — 1.1%
Alp CFO 2024, L.P. Class C		12.88%			10/15/2036	USD	18,000,000	$18,000,000	$18,680,940	[1,5,6,7]
Archer 2023 Finance, LLC, Class B		15.67%, 4.00% PIK	SOFR	800	12/28/2035	USD	37,090,438	35,752,526	35,041,187	[1,7,8,9,11]
Dawson Logan 2025-L5 — Class B		9.05%	SOFR	550	11/15/2040	USD	20,000,000	3,657,982	3,657,982	[1,7,8,11]
Dawson Logan 2025-L5 — Class C		12.30%	SOFR	875	11/15/2040	USD	40,000,000	7,314,915	7,314,914	[1,7,8,11]
Dawson Rated Fund 6-R2 Class C		13.54%	SOFR	915	12/15/2034	USD	19,589,763	11,464,763	11,400,116	[1,7,8,11]
Dawson Rated Fund 6-R2 Class C		13.09%	SOFR	915	12/15/2034	USD	1,047,155	1,047,155	1,043,700	[1,7,8]
Dawson Rated Fund 6-R3 Class C		12.81%	US Treasury	900	5/15/2035	USD	19,568,074	11,443,074	11,266,961	[1,7,8,11]
Dawson Rated Fund 6-R3 Class C		12.94%	US Treasury	900	5/15/2035	USD	764,649	764,649	757,767	[1,7,8]
								89,445,064	89,163,567
Private Collateralized Loan Obligations — 1.7%
Carlyle Credit Opportunities Fund III Private Securitization Vehicle Borrower, L.P.		12.90%	SOFR	925	9/15/2038	USD	11,676,647	8,706,449	9,031,060	[1,7,8,11]
Guggenheim MM-C CLO					7/25/2035	USD	N/A	90,202,500	101,093,465	[1,2,3,6]
Prime Finance CMBS Opportunities Fund 4, L.P.						USD	N/A	17,791,492	21,999,317	[1,2,3]
								116,700,441	132,123,842
Private Equity — 0.1%
Blue Owl Capital Technology Holdings II LLC, Class A1						USD	0.43	233,216	894,833	[1,7]
Blue Owl Capital Technology Holdings II LLC, Class A2						USD	0.80	58,607	98,777	[1,7]
Dawson Partners Evergreen (Aggregator) 1 LP						USD	N/A	20,173	509,269	[1,7]
Silver Point Specialty Credit Fund Management, LLC						USD	N/A	—	2,600,668	[1,7]
Stellus Private BDC Advisor, LLC						USD	N/A	—	1,035,335	[1,7]
								311,996	5,138,882
See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Private Investment Vehicles (Continued)
Special Purpose Vehicle for Asset Based Finance — 0.5%
BSOF Parallel Onshore Fund L.P. (Class Absolute III Series 3)						USD	N/A	$5,242,498	$3,750,208	[1,2,3]
BSOF Parallel Onshore Fund L.P. (Class Chestnut II Series 2)						USD	N/A	20,108,879	20,620,744	[1,2,3]
BSOF Parallel Onshore Fund L.P. (Class Colonnade 2024 Series 3)						USD	N/A	10,250,000	10,495,231	[1,2,3]
Magenta Asset Co-Invest L.P.						USD	N/A	2,034,675	2,167,448	[1,2,3]
								37,636,052	37,033,631
Special Purpose Vehicle for Asset Pools — 1.3%
ACM Uprise Direct 2024 LLC (Participation in Membership Int)						USD	N/A	35,763,541	34,989,298	[1,2,3]
Indago Co-Invest I LP						USD	N/A	24,000,000	26,313,842	[1,2,3]
OWS Affirm Partnership Fund, LTD.						USD	30,000	30,000,000	32,292,944	[1,2,3]
UP SP Gemini Holdco LLC						USD	N/A	4,950,000	4,997,447	[1,7]
								94,713,541	98,593,531
Special Purpose Vehicle for Common and Preferred Equity — 2.1%
Ares Insurance Partners, LP						USD	N/A	14,380,284	18,359,463	[1,2,3]
Boost Co-Invest LP						USD	N/A	994,054	1,630,011	[1,2,3]
Felicitas Diner Offshore, LP						USD	N/A	2,969,495	2,361,499	[1,2,3]
HPS KP Mezz 2019 Co-Invest, LP						USD	N/A	37,190,448	52,083,003	[1,2,3]
HPS KP SIP V Co-Investment Fund, LP						USD	N/A	13,065,632	21,117,333	[1,2,3]
Miller Holdings LP (Common Equity Portion) (Dawson)						USD	N/A	5,000,000	6,208,526	[1,2,3]
Miller Holdings LP (Preferred Equity Portion) (Dawson)						USD	N/A	27,474,697	34,415,479	[1,2,3]
Sprinkler 2024 Co-Investment I (Feeder) SCSp						EUR	N/A	16,233,891	26,109,012	[1,2,3,4]
								117,308,501	162,284,326
Special Purpose Vehicle for Common Equity — 1.1%
HPC Breeze Co-Invest (Onshore), L.P.						USD	N/A	19,515,049	24,876,324	[1,2,3]
KWOL Co-Invest, LP						USD	N/A	2,500,000	4,020,556	[1,2,3]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Private Investment Vehicles (Continued)
Special Purpose Vehicle for Common Equity (Continued)
Magenta Co-Invest L.P.						USD	N/A	$5,501,383	$6,512,371	[1,2,3]
Marilyn Co-Invest, L.P.						USD	N/A	33,863,577	50,688,374	[1,2,3]
								61,380,009	86,097,625
Special Purpose Vehicle for Leasing — 0.3%
Amazon A330F (BOAC IAT Alpha Venture DAC)						USD	N/A	24,714,003	25,004,477	[1,7,13]

Special Purpose Vehicle for Preferred Equity — 1.4%
CCOF Alera Aggregator, L.P.						USD	N/A	4,875,846	7,503,281	[1,2,3]
CCOF Sierra II, L.P.						USD	N/A	2,966,146	4,690,962	[1,2,3]
Chilly HP SCF Investor, LP						USD	N/A	3,017,701	3,368,385	[1,2,3]
HPS Mint Co-Invest Fund, L.P.						USD	N/A	5,746,728	9,439,154	[1,2,3]
KINO Co-Invest Holdings, L.P						USD	1,500	14,550,000	18,712,260	[1,7]
LH Equity Investors, L.P.						USD	N/A	19,250,000	27,037,928	[1,2,3]
LuminArx Naka Co-Invest Fund LP						USD	N/A	2,540,678	2,546,281	[1,2,3]
LuminArx Valence Co-Invest Offshore Fund LP						USD	N/A	9,936,909	11,724,131	[1,2,3]
Minerva Co-Invest, L.P.						USD	N/A	11,417,401	17,393,930	[1,2,3]
VCSF Co-Invest 1-A, L.P.						USD	N/A	5,089,291	7,691,401	[1,2,3]
								79,390,700	110,107,713
Special Purpose Vehicle for Real Estate Loans — 5.4%
ACRE Credit Portfolio II, LP						USD	N/A	108,691,459	108,484,917	[1,2,3]
BP Holdings Cardinal LLC						USD	N/A	6,815,075	6,872,039	[1,7,13]
BP Holdings Emberglow, LLC						USD	N/A	3,177,880	3,280,830	[1,7,13]
BP Holdings Maize LLC						USD	N/A	31,554,857	33,362,176	[1,7,13]
BP Holdings RHO LLC						USD	N/A	12,548,465	14,184,217	[1,7,13]
BP Holdings Tau, LLC						USD	N/A	9,119,314	9,924,496	[1,7,13]
BP Holdings Zeta LP — Class A						USD	N/A	7,987,120	8,777,485	[1,2,3]
BP Holdings Zeta LP — Class B						USD	N/A	1,410,673	2,348,476	[1,2,3]
BP-HS Lot Option Joint Venture VI, LLC						USD	N/A	5,487,806	5,633,448	[1,7,13]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Private Investment Vehicles (Continued)
Special Purpose Vehicle for Real Estate Loans (Continued)
Northwind Healthcare Debt Fund II Feeder B LP						USD	N/A	$30,529,713	$28,838,492	[1,2,3]
PG Lending Fund I, LP						USD	N/A	158,470,985	164,835,535	[1,2,3]
Realterm Logistics Credit Fund Co-Investment, LLC						USD	N/A	25,850,516	26,297,352	[1,2,3]
SB DOF Speedway, LLC						USD	N/A	8,010,963	10,502,232	[1,7]
								409,654,826	423,341,695
Special Purpose Vehicle for Senior Secured Loans — 6.8%
Blackstone Tactical Opportunities Fund (Matrix Co-Invest) LP						USD	N/A	1,730,630	2,053,137	[1,2,3]
Crestline Nevermore Holdco, L.P.						USD	N/A	5,126,088	4,578,524	[1,2,3]
CW Credit Opportunity 2 LP						USD	N/A	22,889,117	24,631,296	[1,2,3]
EVP Credit SPV I LP						USD	N/A	17,022,619	18,131,985	[1,2,3]
Gramercy PG Feeder LP (Common Interests)						USD	N/A	10,477,594	18,870,468	[1,2,3]
Gramercy PG Feeder LP (Preferred Interests)						USD	N/A	5,450,422	7,002,943	[1,2,3]
Gramercy PG Holdings II, LP						USD	N/A	24,570,000	30,369,767	[1,2,3]
Gramercy PG Holdings LP						USD	N/A	1,243,781	1,436,496	[1,2,3]
Gramercy PG Holdings LP (Preferred)						USD	N/A	680,920	752,098	[1,2,3]
Highlighter Coinvest, Lp						USD	N/A	9,557,216	9,544,200	[1,2,3]
LAC SPV I LLC						USD	N/A	29,600,000	31,149,766	[1,2,3]
Pine Valley Capital Co-Invest I, LP						USD	N/A	44,603,590	46,645,149	[1,2,3]
SC 2025 Opportunities Holding II, L.P.						USD	N/A	98,500,000	98,872,006	[1,2,3]
SC Life Science Credit Parallel Fund A, L.P.						USD	N/A	161,225,853	164,259,417	[1,2,3]
SC Opportunities Holding, L.P.						USD	N/A	39,675,000	33,233,501	[1,2,3]
Silver Point Select Overflow Fund, L.P.						USD	N/A	38,021,127	38,078,000	[1,2,3]
Symbiotic Capital EB Fund, L.P.						USD	N/A	3,977,217	4,540,666	[1,2,3]
								514,351,174	534,149,419

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Private Investment Vehicles (Continued)
Special Purpose Vehicle for Subordinated Debt — 0.5%
CCOF III Nexus Co-Invest Aggregator, L.P.						USD	N/A	$3,615,905	$5,911,054	[1,2,3]
Cheval Blanc Co-Invest, L.P.						USD	N/A	14,649,107	17,154,815	[1,2,3]
Eiger Funding (PCC) Limited — Cell 18 — Yosemite						EUR	N/A	14,223,581	14,342,116	[1,2,3,4]
Milano Co-Invest, L.P.						USD	N/A	4,018,599	3,999,960	[1,2,3]
								36,507,192	41,407,945
Total Private Investment Vehicles								5,222,921,656	5,847,772,072

Senior Secured Loans — 23.2%
Business Services — 0.6%
AR5 LLC	Revolver	12.66%	SOFR	900	10/15/2028	USD	$21,025,264	12,874,180	12,915,129	[1,7,8,11]
BV MRP Buyer, LLC	Delayed Draw	1.00%			1/21/2032	USD	1,225,000	(11,868)	(12,250)[1,7,10]
BV MRP Buyer, LLC	Revolver	0.50%			1/21/2032	USD	4,050,000	(39,219)	(40,500)[1,7,10]
BV MRP Buyer, LLC	First Lien Term Loan	8.70%	SOFR	500	1/21/2032	USD	9,725,000	9,630,102	9,627,750	[1,7,8]
HES Intermediate Holdings II, LLC	Delayed Draw	8.45%	SOFR	475	3/2/2033	USD	2,054,795	623,409	623,287	[1,7,8,11]
HES Intermediate Holdings II, LLC	Revolver	8.42%	SOFR	475	3/2/2033	USD	1,095,891	144,463	144,343	[1,7,8,11]
HES Intermediate Holdings II, LLC	First Lien Term Loan	8.42%	SOFR	475	3/2/2033	USD	6,849,315	6,781,395	6,780,822	[1,7,8]
iCIMS, Inc.	First Lien Term Loan	9.92%	SOFR	625	8/18/2028	USD	7,000,000	6,940,197	6,954,623	[1,7,8]
Java Buyer, Inc.	Revolver	0.50%			12/15/2030	USD	1,018,330	(4,932)	(5,092)[1,7,10]
Java Buyer, Inc.	First Lien Term Loan	8.45%	SOFR	475	12/15/2030	USD	6,109,980	6,080,173	6,079,430	[1,7,8]
Java Buyer, Inc.	Delayed Draw	8.42%	SOFR	475	12/15/2030	USD	2,871,690	545,952	545,723	[1,7,8,11]
P20 Parent, Inc.	First Lien Term Loan	11.20%	SOFR	750	7/12/2028	USD	4,837,500	4,792,021	4,729,532	[1,7,8]
								48,355,873	48,342,797
Communications — 0.4%
AMP Music Holdings LLC	First Lien Term Loan	11.00%			6/30/2027	USD	28,376,005	28,018,360	27,950,365	[1,7]

Consumer Discretionary — 4.3%
1959 Holdings, LLC	First Lien Term Loan	10.16%	SOFR	650	7/5/2030	USD	15,375,000	15,238,714	15,262,217	[1,7,8,13]
Allen Media, LLC	Revolver	11.53%	SOFR	785	9/23/2027	USD	20,000,000	15,117,866	15,050,951	[1,7,8,11,13]
Cipriani USA, Inc	Delayed Draw	13.00%, 8.00% PIK			9/30/2029	USD	15,827,513	15,188,740	15,376,418	[1,7,9,11,13]
Corbin Law Firm	Delayed Draw	14.50%			8/28/2027	USD	1,496,679	758,003	758,003	[1,7,11,13]
Corbin Law Firm	First Lien Term Loan	15.25%			8/28/2027	USD	8,237,239	8,237,239	8,237,239	[1,7,13,15]
See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Senior Secured Loans (Continued)
Consumer Discretionary (Continued)
Corbin Law Firm	First Lien Term Loan	14.75%			8/28/2027	USD	$2,482,926	$2,482,926	$2,482,926	[1,7,13]
Fitness and Lifestyle Group Bidco Pty Ltd	First Lien Term Loan	10.11%	BBSY	625	5/31/2028	AUD	58,488,083	41,056,110	40,011,365	[1,4,7,8,13]
Formex Holdings, LLC	First Lien Term Loan	12.67%	SOFR	900	2/9/2029	USD	5,000,000	4,927,794	4,925,000	[1,7,8]
Frist Apex Ventures LLC	First Lien Term Loan	27.68%			10/5/2026	USD	5,877,938	5,792,899	5,772,500	[1,7]
GDYC Assets LLC	First Lien Term Loan	12.35%	SOFR	875	11/9/2030	USD	10,000,000	9,889,158	9,887,660	[1,7,8]
Harbor Purchaser, Inc.	Second Lien Term Loan	12.17%	SOFR	850	4/7/2030	USD	3,000,000	2,964,214	2,140,620	[1,8,13]
Houghton Mifflin Harcourt Publishing Company	First Lien Term Loan	11.77%	SOFR	810	4/7/2028	USD	4,875,000	4,779,045	4,588,594	[1,8]
Iris Capital Holdings Pty Ltd	First Lien Term Loan	9.89%	BBSY	550	5/11/2029	AUD	3,337,143	2,344,768	2,276,541	[1,4,7]
Jonas Catalog Holdings I LLC	Delayed Draw	11.00%, 5.00% PIK			9/19/2029	USD	30,268,643	13,339,204	13,229,580	[1,7,9,11]
Just Right HVAC, LLC	Delayed Draw	8.46%	SOFR	475	2/13/2029	USD	150,000	6,783	6,751	[1,7,8,11]
Just Right HVAC, LLC	Revolver	10.50%	PRIME	375	2/13/2029	USD	100,000	19,042	19,000	[1,7,8,11]
Just Right HVAC, LLC	First Lien Term Loan	8.49%	SOFR	475	2/13/2029	USD	500,000	495,189	495,000	[1,7,8]
Keller Postman, LLC	First Lien Term Loan	15.63% PIK	SOFR	1,200	9/15/2028	USD	15,806,956	15,685,744	15,749,708	[1,7,8,9]
Lawn & Garden LLC	Revolver	11.17%	SOFR	750	10/21/2029	USD	2,495,454	2,450,021	2,436,838	[1,7,8]
Lawn & Garden LLC	Revolver	11.20%	SOFR	750	10/21/2029	USD	231,818	227,701	226,373	[1,7,8]
Lawn & Garden LLC	First Lien Term Loan	11.15%	SOFR	750	10/21/2029	USD	12,272,727	12,042,798	11,984,447	[1,7,8]
Mashantucket (Western) Pequot Tribe	First Lien Term Loan	11.73%	SOFR	806	6/30/2028	USD	14,450,854	14,156,857	14,015,231	[1,7,8]
MMXXV SP SPV, LLC	First Lien Term Loan	10.77%	SOFR	710	11/11/2026	USD	12,367,184	12,227,732	12,229,976	[1,7,8,13]
NKD Group GmbH	First Lien Term Loan	9.26%	EURIBOR	800	9/30/2028	EUR	1,288,462	1,343,594	1,483,261	[1,4,7,8]
Northern Tool & Equipment Company Inc	First Lien Term Loan	10.69%	SOFR	700	1/26/2029	USD	10,625,000	10,484,933	10,465,625	[1,7,8]
Penney Holdings, LLC	First Lien Term Loan	11.79%	SOFR	813	9/19/2030	USD	30,000,000	29,693,735	29,889,851	[1,7,8]
PF Carrus Careers, LLC	Revolver	8.45%	SOFR	475	11/13/2031	USD	2,790,698	1,177,268	1,164,898	[1,7,8,11]
PF Carrus Careers, LLC	First Lien Term Loan	8.45%	SOFR	475	11/13/2031	USD	12,209,302	12,093,107	12,040,188	[1,7,8]
PF Carrus Careers, LLC	First Lien Term Loan	12.63%	SOFR	893	11/13/2031	USD	20,170,279	19,691,232	19,596,797	[1,7,8]
Sparkle Holdco 2 Corp.	Revolver	0.50%			1/16/2031	USD	2,486,567	(71,438)	(83,577)[1,7,10]
Sparkle Holdco 2 Corp.	First Lien Term Loan	10.93%	SOFR	725	1/16/2031	USD	19,360,874	18,797,763	18,793,725	[1,7,8]
Spinrite Inc.	First Lien Term Loan	11.17%	SOFR	750	12/5/2030	USD	13,125,000	12,874,986	12,818,532	[1,7,8]
Spinrite Inc.	Revolver	11.17%	SOFR	750	12/5/2030	USD	1,875,000	339,835	331,219	[1,7,8,11]
Stonegate Pub Company Bidco Holdings	Second Lien Term Loan	14.67%	SONIA	937	10/31/2029	GBP	10,000,000	12,305,065	13,140,392	[1,4,7,8]
Tree Guardians Holdings LLC	Delayed Draw	1.00%			1/26/2032	USD	850,000	(6,252)	(6,375)[1,7,10]
Tree Guardians Holdings LLC	Revolver	0.50%			1/26/2032	USD	100,000	(971)	(1,000)[1,7,10]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Senior Secured Loans (Continued)
Consumer Discretionary (Continued)
Tree Guardians Holdings LLC	First Lien Term Loan	8.17%	SOFR	450	1/26/2032	USD	$500,000	$495,113	$495,000	[1,7,8]
Velocity Capital (Luxembourg) S.A.R.L.	First Lien Term Loan	10.35%	EURIBOR	825	10/13/2030	EUR	7,960,000	9,159,577	9,031,021	[1,4,7,8]
Velocity Capital (Luxembourg) S.A.R.L.	Revolver	10.56%	EURIBOR	825	10/13/2030	EUR	1,990,000	2,290,653	2,257,755	[1,4,7,8]
Voyant Beauty, Inc	First Lien Term Loan	12.41%, 3.00% PIK	SOFR	875	11/24/2030	USD	10,280,770	9,805,407	9,745,782	[1,7,8,9]
								339,902,154	338,326,032
Consumer Staples — 1.3%
Baxters North America Holdings, Inc.	First Lien Term Loan	10.55%	SOFR	688	5/31/2028	USD	5,889,006	5,814,944	5,872,533	[1,7,8]
Blazing Star Parent	First Lien Term Loan	10.67%	SOFR	700	8/28/2030	USD	28,637,500	27,985,681	27,921,563	[1,7,8]
Cordevigo Interim Lux Bidco S.A.R.L	First Lien Term Loan	11.03%	SOFR	725	4/11/2032	USD	8,357,285	8,131,456	6,953,721	[1,7,8]
Cordevigo Interim Lux Bidco S.A.R.L	First Lien Term Loan	9.38%	EURIBOR	725	4/11/2032	EUR	7,625,260	8,410,445	7,333,144	[1,4,7,8]
GOJO Industries Holdings, Inc.	First Lien Term Loan	11.67%	SOFR	800	10/26/2028	USD	11,794,828	11,590,500	11,829,972	[1,7,8]
IKI Manufacturing Co LLC	Revolver	0.50%			2/13/2032	USD	5,000,000	(73,443)	(79,957)[1,7,10]
IKI Manufacturing Co LLC	First Lien Term Loan	8.88%	SOFR	525	2/13/2032	USD	45,000,000	44,336,011	44,280,382	[1,7,8]
								106,195,594	104,111,358
Energy — 0.2%
Alliance Energy Services, LLC	First Lien Term Loan	11.42%	SOFR	775	4/11/2028	USD	16,685,491	16,380,987	16,517,798	[1,7,8]
KENE Acquisition, Inc.	Delayed Draw	1.00%			2/8/2031	USD	16,666,667	(81,027)	(58,401)[1,7,10]
KENE Acquisition, Inc.	Revolver	0.50%			2/8/2031	USD	2,380,952	(11,252)	(8,343)[1,7,10]
Knight Energy Services LLC	First Lien Term Loan	11.49%	SOFR	750	6/1/2028	USD	1,250,000	1,226,826	1,245,473	[1,7,8]
								17,515,534	17,696,527
Financials — 5.5%
Alkeme Intermediary Holding, LLC	Delayed Draw	1.00%			5/28/2027	USD	12,500,000	(59,778)	(62,500)[1,7,10]
Apella Capital LLC	Revolver	0.50%			3/1/2029	USD	528,083	(4,814)	(7,025)[1,7,10]
Apella Capital LLC	First Lien Term Loan	10.19%	SOFR	650	3/1/2029	USD	2,823,972	2,797,866	2,786,404	[1,7,8]
Apella Capital LLC	Delayed Draw	9.45%	SOFR	575	3/1/2029	USD	5,647,945	1,583,936	1,562,767	[1,7,8,11]
Beyond Risk Management, Inc.	Delayed Draw	1.00%			3/13/2033	USD	650,000	(6,477)	(6,500)[1,7,10]
Beyond Risk Management, Inc.	Revolver	0.50%			3/13/2033	USD	300,000	(2,978)	(3,000)[1,7,10]
Beyond Risk Management, Inc.	First Lien Term Loan	8.42%	SOFR	475	3/13/2033	USD	1,650,000	1,633,587	1,633,500	[1,7,8]
Bonaccord Capital Partners	Delayed Draw	1.50%			1/20/2030	USD	72,500,000	(1,208,639)	(1,207,961)[1,7,10]
BP PMKN LLC	Delayed Draw	1.50%			12/31/2026	USD	20,000,000	(650,039)	(922,466)[1,7,10,13]
Callodine Commercial Finance, LLC	First Lien Term Loan	10.17%	SOFR	650	6/3/2027	USD	113,514,400	113,514,400	112,576,194	[1,7,8]
Clearco SPV V US LP	First Lien Term Loan	14.67%	SOFR	1,100	4/3/2027	USD	15,000,000	14,871,127	14,945,675	[1,7,8]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Senior Secured Loans (Continued)
Financials (Continued)
CVC Structured Solutions 2 LLC	Delayed Draw	12.42%	SOFR	875	9/3/2040	USD	$40,000,000	$1,908,286	$1,986,653	[1,7,8,11]
Foundation Risk Partners, Corp.	Delayed Draw	8.45%	SOFR	475	10/29/2030	USD	1,242,727	1,202,547	1,234,289	[1,7,8]
Foundation Risk Partners, Corp.	First Lien Term Loan	8.45%	SOFR	475	10/29/2030	USD	2,659,091	2,597,901	2,641,034	[1,7,8]
Fundamental Partners IV LP	First Lien Term Loan	8.70%	SOFR	500	8/4/2030	USD	11,667,000	11,575,612	11,531,274	[1,7,8]
Fundamental Partners IV LP	Delayed Draw	8.70%	SOFR	500	8/4/2030	USD	23,333,000	23,153,539	23,061,559	[1,7,8]
Fundamental Partners IV LP	Delayed Draw	10.45%	SOFR	675	12/15/2026	USD	11,667,000	11,606,135	11,538,973	[1,7,8]
Informativ, LLC	First Lien Term Loan	9.42%	SOFR	575	7/30/2027	USD	5,816,065	5,742,979	5,709,825	[1,7,8]
IQ EQ Fund Services (Jersey)	First Lien Term Loan	12.00%			3/2/2028	GBP	30,000,000	40,041,825	39,311,714	[1,4,7]
Kensington Private Equity Fund	Delayed Draw	12.70%	SOFR	900	3/31/2028	USD	5,930,000	5,871,377	5,870,700	[1,7,8,13]
Kensington Private Equity Fund	Second Lien Term Loan	12.70%	SOFR	900	3/31/2028	USD	3,200,000	3,200,000	3,168,000	[1,7,8,13]
Kensington Private Equity Fund	First Lien Term Loan	12.72%	SOFR	900	3/31/2028	USD	55,000,000	54,454,770	54,450,000	[1,7,8]
Kohlberg Kinetic Borrower, LP	Delayed Draw	12.20% PIK	SOFR	850	12/26/2027	USD	15,056,996	14,864,258	14,996,881	[1,7,8,9]
LP-PWP Credit Card ABS, LLC	Revolver	0.50%			6/1/2028	USD	2,054,902	—	(14,884)[1,7,10]
LP-PWP Credit Card ABS, LLC	First Lien Term Loan	11.42%	SOFR	774	6/1/2028	USD	12,813,460	13,191,470	12,720,648	[1,7,8]
Metaplanet Holdings OU	Delayed Draw	0.75%			2/5/2036	USD	36,648,750	(216,505)	(296,625)[1,7,10]
Metaplanet Holdings OU	First Lien Term Loan	11.50% PIK			2/5/2036	USD	61,081,250	60,719,604	60,586,875	[1,7,9]
Pennybacker Real Estate Credit II Pacific, LLC	Promissory Note	11.59%			5/10/2031	USD	1,021,907	1,021,907	1,021,908	[1,7]
Rapyd Netherlands B.V.	First Lien Term Loan	12.63% PIK	SOFR	900	8/31/2030	USD	15,000,000	14,868,958	14,422,576	[1,7,8,9]
Rapyd Netherlands B.V.	First Lien Term Loan	12.64% PIK	SOFR	900	9/7/2030	USD	5,000,000	4,952,615	4,807,525	[1,7,8,9]
RCP Fund II Borrower, LLC	Delayed Draw	8.62%	SOFR	500	9/28/2029	USD	25,000,000	17,866,667	17,774,876	[1,7,8,11]
RGP Holdings 2, LLC	First Lien Term Loan	9.17%	SOFR	550	10/10/2032	USD	1,000,000	980,156	980,000	[1,7,8]
SIG Parent Holdings, LLC	Delayed Draw	0.75%			8/21/2031	USD	6,750,000	(66,918)	(67,500)[1,7,10]
SIG Parent Holdings, LLC	Revolver	0.50%			8/21/2031	USD	350,000	—	—	[1,7,10]
SIG Parent Holdings, LLC	First Lien Term Loan	8.42%	SOFR	475	8/21/2031	USD	2,900,000	2,885,695	2,885,500	[1,7,8]
Wealth Enhancement Group, LLC	First Lien Term Loan	15.00% PIK			5/26/2033	USD	6,298,055	6,080,514	6,217,909	[1,7,9]
								430,971,583	427,834,798
Health Care — 3.7%
Alcami Corporation	Delayed Draw	10.77%	SOFR	710	12/21/2028	USD	272,447	263,753	271,446	[1,7,8]
Alcami Corporation	Revolver	10.77%	SOFR	710	12/21/2028	USD	508,806	159,002	157,134	[1,7,8,11]
Alcami Corporation	First Lien Term Loan	10.82%	SOFR	710	12/21/2028	USD	3,701,566	3,630,764	3,687,975	[1,7,8]
Artivion, Inc.	Delayed Draw	1.00%			1/18/2030	USD	3,448,276	(70,755)	(38,754)[1,7,10]
Artivion, Inc.	First Lien Term Loan	8.44%	SOFR	475	1/18/2030	USD	6,551,724	6,437,306	6,478,092	[1,7,8]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Senior Secured Loans (Continued)
Health Care (Continued)
Artivion, Inc.	Delayed Draw	1.00%			1/18/2031	USD	$5,172,414	$(74,161)	$(58,130)[1,7,10]
Aryeh Bidco Investment	Revolver	0.50%			1/14/2033	CAD	4,858,095	(26,031)	(48,216)[1,4,7,10]
Aryeh Bidco Investment	First Lien Term Loan	7.25%	CORRA	500	1/14/2033	CAD	36,532,873	26,065,312	25,899,275	[1,4,7,8]
Aryeh Bidco Investment	Delayed Draw	7.28%	CORRA	500	1/14/2033	CAD	6,801,333	661,500	630,951	[1,4,7,8,11]
BW NHHC HoldCo Inc	First Lien Term Loan	10.92%	SOFR	725	10/30/2026	USD	22,927,000	22,927,000	22,886,290	[1,7,8]
Confluent Health, LLC	First Lien Term Loan	11.17%	SOFR	750	11/30/2028	USD	2,778,433	2,666,771	2,403,344	[1,8]
Diagnostic Services Holdings Inc	First Lien Term Loan	9.16%	SOFR	550	3/15/2028	USD	14,100,000	13,567,999	13,522,375	[1,7,8]
Exactcare Parent, Inc.	Revolver	0.50%			11/3/2029	USD	442,623	(7,364)	(1,767)[1,7,10]
Exactcare Parent, Inc.	First Lien Term Loan	9.17%	SOFR	550	11/3/2029	USD	3,986,373	3,902,790	3,978,796	[1,7,8]
Genova Diagnostics, Inc	Revolver	0.50%			12/23/2030	USD	967,742	(25,200)	(29,868)[1,7,10]
Genova Diagnostics, Inc	First Lien Term Loan	10.42%	SOFR	675	12/23/2030	USD	12,677,419	12,343,059	12,286,145	[1,7,8]
Genova Diagnostics, Inc	Delayed Draw	10.45%	SOFR	675	12/23/2030	USD	1,354,839	1,319,041	1,313,023	[1,7,8]
Helium Acquirer Corporation	Delayed Draw	8.95%	SOFR	525	1/5/2029	USD	1,718,495	1,672,519	1,707,867	[1,7,8]
Helium Acquirer Corporation	Revolver	8.96%	SOFR	525	1/5/2029	USD	293,190	21,989	20,176	[1,7,8,11]
Helium Acquirer Corporation	First Lien Term Loan	8.95%	SOFR	525	1/5/2029	USD	2,130,106	2,089,697	2,116,934	[1,7,8]
Honor Technology, Inc.	First Lien Term Loan	11.19%, 2.0% PIK	SOFR	750	5/30/2029	USD	15,569,154	15,508,403	15,487,947	[1,7,8,9,13]
iHerb, LLC	First Lien Term Loan	11.51%	SOFR	785	12/6/2027	USD	9,028,635	9,028,635	9,017,101	[1,7,8,13]
Infucare RX Inc	Revolver	0.50%			11/5/2030	USD	800,000	(12,885)	(14,000)[1,7,10]
Infucare RX Inc	First Lien Term Loan	9.95%	SOFR	625	11/5/2030	USD	8,377,000	8,278,821	8,272,287	[1,7,8]
IVX Health Holdings, Inc.	Revolver	0.50%			6/7/2030	USD	1,239,926	(12,359)	(12,399)[1,7,10]
IVX Health Holdings, Inc.	First Lien Term Loan	8.68%	SOFR	500	6/7/2030	USD	13,760,074	13,622,832	13,622,474	[1,7,8]
Lightspeed Buyer, Inc.	Delayed Draw	1.00%			2/6/2032	USD	1,869,159	(18,460)	(18,692)[1,7,10]
Lightspeed Buyer, Inc.	Revolver	0.50%			2/6/2032	USD	623,053	(6,078)	(6,231)[1,7,10]
Lightspeed Buyer, Inc.	First Lien Term Loan	8.45%	SOFR	475	2/6/2032	USD	4,174,455	4,133,505	4,132,710	[1,7,8]
Meta Buyer LLC	Revolver	0.50%			12/22/2031	USD	1,122,191	(8,862)	(10,306)[1,7,10]
Meta Buyer LLC	First Lien Term Loan	8.87%	SOFR	525	12/22/2031	USD	7,243,301	7,173,356	7,179,312	[1,7,8]
Meta Buyer LLC	Delayed Draw	8.92%	SOFR	525	12/22/2031	USD	2,572,508	1,201,295	1,202,818	[1,7,8,11]
Moderna, Inc	Delayed Draw	0.50%			11/24/2030	USD	42,000,000	(1,013,508)	(1,194,971)[1,7,10]
Moderna, Inc	First Lien Term Loan	9.20%	SOFR	550	11/24/2030	USD	28,000,000	27,603,260	27,482,361	[1,7,8]
MoonLake Immunotherapeutics AG	Delayed Draw	8.20%	PRIME	145	4/1/2030	USD	45,000,000	14,604,059	14,534,027	[1,7,8,11,13]
Nader Upside 2 Sarl	First Lien Term Loan	12.38% PIK	EURIBOR	975	3/13/2028	EUR	4,531,095	4,884,030	5,090,170	[1,4,7,8,9]
National Resilience, LLC	First Lien Term Loan	11.95%	SOFR	825	11/21/2030	USD	10,243,902	9,950,409	9,901,204	[1,7,8]
National Resilience, LLC	Delayed Draw	11.95%	SOFR	825	11/21/2030	USD	9,756,098	283,390	238,562	[1,7,8,11]
See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Senior Secured Loans (Continued)
Health Care (Continued)
Nephron Pharmaceuticals Corporation	First Lien Term Loan	12.90%	SOFR	920	12/30/2027	USD	$16,931,215	$16,774,432	$16,785,546	[1,7,8,13]
NH Kronos Parent, Inc.	Delayed Draw	0.50%			1/30/2033	USD	1,164,773	(5,755)	—	[1,7,10]
NH Kronos Parent, Inc.	Revolver	8.15%	SOFR	450	1/30/2033	USD	1,747,159	340,897	338,946	[1,7,8,11]
NH Kronos Parent, Inc.	First Lien Term Loan	8.17%	SOFR	450	1/30/2033	USD	17,588,068	17,501,679	17,407,022	[1,7,8]
Orthodontic Partners, LLC	Delayed Draw	10.09%	SOFR	625	10/12/2027	USD	4,121,804	3,307,356	3,308,963	[1,7,8,11]
Orthodontic Partners, LLC	First Lien Term Loan	10.09%	SOFR	625	10/12/2027	USD	2,287,662	2,269,723	2,254,604	[1,7,8]
Prolacta Bioscience, Inc.	First Lien Term Loan	9.12%	SOFR	543	12/21/2029	USD	6,143,293	6,078,785	6,039,834	[1,7,8,13]
Prolacta Bioscience, Inc.	First Lien Term Loan	12.71%	SOFR	900	12/21/2029	USD	1,981,707	1,961,583	1,948,333	[1,7,8,13]
Stepping Stones Healthcare Services, LLC	Delayed Draw	1.00%			1/5/2033	USD	1,684,313	(8,279)	173	[1,7,10]
Stepping Stones Healthcare Services, LLC	Revolver	0.50%			1/5/2033	USD	212,214	(1,026)	(487)[1,7,10]
Stepping Stones Healthcare Services, LLC	First Lien Term Loan	8.45%	SOFR	475	1/5/2033	USD	603,473	600,529	602,088	[1,7,8]
Steward Health Care Retained FILO Claim	First Lien Term Loan	16.18%			12/31/2027	USD	333,313	331,196	—	[1,7,8,13]
TerSera Therapeutics, LLC	Revolver	0.50%			4/4/2029	USD	227,926	(5,709)	(2,049)[1,7,10]
TerSera Therapeutics, LLC	First Lien Term Loan	9.42%	SOFR	575	4/4/2029	USD	2,709,702	2,662,406	2,685,338	[1,7,8]
United Digestive MSO Parent, LLC	Delayed Draw	9.41%	SOFR	575	3/30/2029	USD	593,174	575,445	590,806	[1,7,8]
United Digestive MSO Parent, LLC	Revolver	0.50%			3/30/2029	USD	297,500	—	(1,188)[1,7,10]
United Digestive MSO Parent, LLC	First Lien Term Loan	9.45%	SOFR	575	3/30/2029	USD	2,197,850	2,153,626	2,189,075	[1,7,8]
Vardiman Black Holdings, LLC	First Lien Term Loan	10.76% PIK	SOFR	700	3/18/2027	USD	4,107,916	4,085,290	3,376,588	[1,7,8,9]
Vardiman Black Holdings, LLC	Delayed Draw	10.76% PIK	SOFR	700	3/18/2027	USD	474,733	474,733	428,055	[1,7,8,9]
WCAS XIII Primary Care Investors III, L.P	First Lien Term Loan	9.96%	SOFR	625	12/31/2029	USD	1,000,000	980,059	983,003	[1,7,8]
WCAS XIV Primary Care Investors II, L.P.	First Lien Term Loan	9.96%	SOFR	625	12/31/2032	USD	1,900,000	1,862,053	1,866,526	[1,7,8]
West Side Holdco LLC	First Lien Term Loan	13.00%	SOFR	900	8/2/2027	USD	12,974,442	12,911,514	13,623,164	[1,7,8,13]
Xeris Pharmaceuticals, Inc.	Delayed Draw	10.65%	SOFR	695	3/5/2029	USD	1,666,667	1,576,561	1,732,555	[1,7,8,13]
Xeris Pharmaceuticals, Inc.	First Lien Term Loan	10.65%	SOFR	695	3/5/2029	USD	3,333,333	3,320,828	3,465,110	[1,7,8,13]
								292,472,760	291,709,467
Industrials — 3.4%
Apex Service Partners, LLC	First Lien Term Loan	14.25% PIK	PRIME		10/24/2028	USD	2,730,186	2,683,100	2,698,891	[1,7,9]
Apex Service Partners, LLC	Delayed Draw	14.25% PIK	PRIME		10/24/2029	USD	1,321,103	1,298,208	1,305,959	[1,7,9]
California Municipal Finance Authority	Delayed Draw	12.25%	PRIME		12/2/2034	USD	10,000,000	9,825,458	10,055,200	[1]
Cedar Electronics Trading Corp	First Lien Term Loan	9.67%	SOFR	600	12/29/2030	USD	49,500,000	48,786,579	48,580,916	[1,7,8]

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Senior Secured Loans (Continued)
Industrials (Continued)
Cedar Electronics Trading Corp	Delayed Draw	9.77%	SOFR	610	12/29/2030	USD	$7,500,000	$2,392,852	$2,360,745	[1,7,8,11]
Chambertin Capital Limited	First Lien Term Loan	10.49%, 3.00% PIK	SONIA	975	6/20/2030	GBP	7,890,285	10,668,164	10,402,096	[1,4,7,8,9]
Cobham Holdings, Inc.	Revolver	8.66%	SOFR	500	1/9/2028	USD	468,750	46,875	45,004	[1,7,8,11]
Cobham Holdings, Inc.	First Lien Term Loan	8.90%	SOFR	500	1/9/2030	USD	4,423,618	4,340,901	4,442,526	[1,7,8]
DMT Solutions Global Corporation	First Lien Term Loan	11.77%	SOFR	800	8/30/2027	USD	6,788,235	6,703,171	6,734,089	[1,7,8]
FB FLL Aviation LLC	First Lien Term Loan	10.67%	SOFR	700	9/19/2028	USD	12,600,000	12,361,762	12,554,367	[1,7,8]
Fenix Topco, LLC	First Lien Term Loan	10.20%	SOFR	650	3/28/2029	USD	2,699,339	2,635,983	2,589,085	[1,7,8]
Fenix Topco, LLC	Delayed Draw	10.20%	SOFR	650	3/28/2029	USD	161,879	159,177	155,267	[1,7,8]
Fire Flow Intermediate Corporation	Delayed Draw	1.00%			7/10/2031	USD	12,500,000	(124,041)	—	[1,7,10]
Fortress AcquisitionCo, Inc.	Revolver	0.50%			2/27/2033	USD	2,466,667	(24,352)	(23,885)[1,7,10]
Fortress AcquisitionCo, Inc.	First Lien Term Loan	8.42%	SOFR	475	2/27/2033	USD	12,333,333	12,211,172	12,210,048	[1,7,8]
Helix Acquisition Holdings, Inc.	First Lien Term Loan	10.77%	ARR CSA	700	3/31/2030	USD	5,675,461	5,579,508	5,652,802	[1,7,8]
Linc Systems, LLC	Delayed Draw	1.00%			3/9/2031	USD	5,225,426	(103,214)	(104,509)[1,7,10]
Linc Systems, LLC	First Lien Term Loan	11.17%	SOFR	750	3/9/2031	USD	49,774,574	48,788,025	48,779,082	[1,7,8]
NACSB Acquisition Holdings, Inc.	Delayed Draw	1.00%			1/29/2031	USD	5,478,451	(66,850)	(105,105)[1,7,10]
NACSB Acquisition Holdings, Inc.	First Lien Term Loan	12.25%			1/29/2031	USD	24,521,549	24,242,539	24,051,101	[1,7]
Panda Acquisition LLC	First Lien Term Loan	11.27%	SOFR	850	10/18/2028	USD	4,012,798	3,582,324	3,198,452	[1,7,8]
Pelican Power LLC	First Lien Term Loan	9.17%	SOFR	550	8/29/2030	USD	24,229,167	23,789,526	24,527,679	[1,7,8]
Penn TRGRP Holdings	Revolver	10.45%	SOFR	675	9/29/2030	USD	769,167	524,140	519,838	[1,7,8,11]
Penn TRGRP Holdings	First Lien Term Loan	11.45%, 6.00% PIK	SOFR	775	9/29/2030	USD	5,312,920	5,239,109	5,184,591	[1,7,8,9]
Penn TRGRP Holdings, LLC	Delayed Draw	11.45%, 6.00% PIK	SOFR	775	9/29/2030	USD	773,799	417,185	398,494	[1,7,8,9,11]
Starlight Inventory I, LLC	First Lien Term Loan	13.79%	SOFR	1,000	6/30/2026	USD	15,000,000	15,014,858	6,000,000	[1,7,8,13]
SureWerx Purchaser III, Inc.	First Lien Term Loan	8.95%	SOFR	525	12/28/2029	USD	2,435,781	2,394,270	2,359,340	[1,7,8]
SureWerx Purchaser III, Inc.	Revolver	0.50%			12/28/2028	USD	250,000	65,000	64,002	[1,7,11]
SureWerx Purchaser III, Inc.	Delayed Draw	1.00%			12/28/2029	USD	250,000	(250)	(7,846)[1,7,10]
TecoStar Holdings, Inc.	First Lien Term Loan	11.65%	SOFR	800	7/7/2029	USD	6,120,838	6,029,627	6,112,454	[1,7,8]
The Arcticom Group, LLC	Delayed Draw	11.67%, 4.50% PIK	SOFR	800	12/22/2027	USD	4,598,542	4,453,294	4,497,902	[1,7,8,9,11]
The Arcticom Group, LLC	First Lien Term Loan	11.67%, 4.50% PIK	SOFR	800	12/22/2027	USD	1,685,525	1,668,405	1,662,544	[1,7,8,9]
Zenith AcquisitionCo, LLC	Delayed Draw	8.17%	SOFR	450	1/13/2033	USD	7,418,436	306,591	306,010	[1,7,8,11]
Zenith AcquisitionCo, LLC	Revolver	0.50%			1/13/2033	USD	2,768,514	(13,420)	(13,843)[1,7,10]
Zenith AcquisitionCo, LLC	First Lien Term Loan	8.17%	SOFR	450	1/13/2033	USD	14,813,050	14,740,639	14,738,985	[1,7,8]
								270,616,315	261,932,281

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Senior Secured Loans (Continued)
Materials — 0.1%
SintecMedia NYC, Inc.	Revolver	10.69%	SOFR	700	6/21/2029	USD	$423,729	$260,122	$255,079	[1,7,8,11]
SintecMedia NYC, Inc.	First Lien Term Loan	10.71%	SOFR	700	6/21/2029	USD	4,358,898	4,277,031	4,199,162	[1,7,8]
Sunland Asphalt & Construction, LLC	Delayed Draw	10.77%	SOFR	700	6/16/2028	USD	732,910	709,315	736,919	[1,7,8]
Sunland Asphalt & Construction, LLC	First Lien Term Loan	10.27%	SOFR	700	6/16/2028	USD	1,761,932	1,734,737	1,771,569	[1,7,8]
								6,981,205	6,962,729
Real Estate — 0.9%
Claros Mortgage Trust, Inc.	First Lien Term Loan	10.41%	SOFR	675	1/30/2030	USD	52,500,000	51,485,074	51,358,643	[1,7,8]
GIEAG Projekt 320 GMBH	Delayed Draw	14.00% PIK			9/29/2027	EUR	26,185,160	12,624,251	12,613,645	[1,4,7,9,11]
One East Camelback, LLC	Delayed Draw	7.17%	SOFR	350	6/4/2027	USD	10,000,000	5,876,677	5,823,114	[1,7,8,11]
								69,986,002	69,795,402
Technology — 2.3%
Afiniti, Inc.	First Lien Term Loan	11.17%, 3.50% PIK	SOFR	750	12/3/2037	USD	1,145,450	1,144,727	1,135,172	[1,7,8,9,13]
Afiniti, Inc.	Second Lien Term Loan	16.00% PIK			12/3/2031	USD	1,656,350	1,655,856	1,484,764	[1,7,9,13]
ASG II, LLC	Delayed Draw	10.07%	SOFR	625	5/25/2028	USD	391,304	385,088	389,742	[1,7,8]
ASG II, LLC	First Lien Term Loan	7.17%	SOFR	625	5/25/2028	USD	2,608,696	2,586,826	2,598,281	[1,7,8]
Azurite Intermediate Holdings, Inc.	Revolver	0.50%			3/19/2031	USD	103,333	(1,107)	(695)[1,7,10]
Azurite Intermediate Holdings, Inc.	First Lien Term Loan	9.67%	SOFR	600	3/19/2031	USD	284,167	280,840	282,255	[1,7,8]
Azurite Intermediate Holdings, Inc.	Delayed Draw	9.67%	SOFR	600	3/19/2031	USD	645,833	638,181	641,488	[1,7,8]
Bluefin Holding, LLC	Revolver	0.50%			9/12/2029	USD	673,077	(15,284)	(2,471)[1,7,10]
Bluefin Holding, LLC	First Lien Term Loan	7.92%	SOFR	425	9/12/2029	USD	7,980,769	7,858,143	8,040,965	[1,7,8]
Bluesight, Inc.	Revolver	0.50%			7/17/2029	USD	400,000	(10,588)	(6,497)[1,7,10]
Bluesight, Inc.	First Lien Term Loan	9.20%	SOFR	550	7/17/2029	USD	4,588,500	4,502,354	4,513,967	[1,7,8]
Conservice Midco, LLC	Revolver	0.50%			2/25/2033	USD	1,576,660	(7,776)	(7,883)[1,7,10]
Conservice Midco, LLC	First Lien Term Loan	8.17%	SOFR	450	2/25/2033	USD	11,577,187	11,519,915	11,519,301	[1,7,8]
Coupa Holdings, LLC	Delayed Draw	1.00%			2/27/2030	USD	385,633	(4,089)	(993)[1,7,10]
Coupa Holdings, LLC	Revolver	0.50%			2/27/2029	USD	295,276	(6,077)	(760)[1,7,10]
Coupa Holdings, LLC	First Lien Term Loan	8.92%	SOFR	550	2/27/2030	USD	4,254,305	4,173,398	4,243,349	[1,7,8]
Crewline Buyer, Inc.	Revolver	0.50%			11/8/2030	USD	870,417	(14,454)	(9,977)[1,7,10]
Crewline Buyer, Inc.	First Lien Term Loan	10.42%	SOFR	675	11/8/2030	USD	8,641,713	8,480,549	8,542,657	[1,7,8]
Einstein Parent, Inc.	Revolver	0.50%			1/22/2031	USD	937,500	(15,103)	—	[1,7,10]
Einstein Parent, Inc.	First Lien Term Loan	8.92%	SOFR	650	1/22/2031	USD	9,062,500	8,909,109	8,750,935	[1,7,8]
Empower Payments Investor, LLC	Delayed Draw	1.00%			3/12/2031	USD	2,981,928	(14,744)	—	[1,7,10]
Empower Payments Investor, LLC	First Lien Term Loan	8.40%	SOFR	475	3/12/2031	USD	13,518,072	13,451,665	13,433,468	[1,7,8]
Evergreen Services Group II, LLC	First Lien Term Loan	13.75% PIK			4/5/2031	USD	11,342,615	11,226,720	11,249,250	[1,7,9]
See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Senior Secured Loans (Continued)
Technology (Continued)
Evergreen Services Group II, LLC	Delayed Draw	13.75% PIK			4/5/2031	USD	$6,228,505	$6,166,801	$6,177,236	[1,7,9]
Infinite Bidco LLC	First Lien Term Loan	9.91%	SOFR	625	3/2/2028	USD	4,850,000	4,784,000	4,832,193	[1,7,8]
Ion Finance Holdings	Delayed Draw	9.89%	EURIBOR	750	9/30/2031	EUR	757,161	792,219	871,634	[1,4,7,8]
Ion Finance Holdings	First Lien Term Loan	9.89%	EURIBOR	750	9/30/2031	EUR	7,042,839	7,368,931	8,107,629	[1,4,7,8]
Lighthouse Finco Sarl	Delayed Draw	1.00%			2/20/2033	GBP	4,950,000	60,129	(65,520)[1,4,7,10]
Lighthouse Finco Sarl	First Lien Term Loan	8.48%	SONIA	475	2/20/2033	GBP	12,462,233	16,647,373	16,330,391	[1,4,7,8]
Lighthouse Finco Sarl	First Lien Term Loan	6.76%	EURIBOR	475	2/20/2033	EUR	6,176,456	7,197,178	7,067,374	[1,4,7,8]
Mercury Bidco LLC	First Lien Term Loan	9.45%	SOFR	575	5/31/2030	USD	4,489,037	4,434,876	4,450,678	[1,7,8]
Mercury Bidco LLC	Revolver	9.25%			5/31/2029	USD	408,163	(8,878)	(4,351)[1,7,10]
MGT Merger Target, LLC	Delayed Draw	8.67%	SOFR	500	4/10/2029	USD	220,782	218,574	219,971	[1,7,8]
MGT Merger Target, LLC	Revolver	10.75%	PRIME	550	4/10/2028	USD	496,552	403,365	402,767	[1,7,8,11]
MGT Merger Target, LLC	First Lien Term Loan	8.67%	SOFR	500	4/10/2029	USD	3,895,517	3,815,737	3,881,214	[1,7,8]
Mindbody, Inc.	Revolver	0.50%			3/30/2033	USD	2,500,000	(37,500)	(37,500)[1,7,10]
Mindbody, Inc.	First Lien Term Loan	9.69%	SOFR	600	3/30/2033	USD	20,000,000	19,700,000	19,700,000	[1,7,8]
PracticeTek Purchaser LLC	Delayed Draw	9.42%	SOFR	575	8/30/2029	USD	1,933,941	65,187	80,594	[1,7,8,11]
PracticeTek Purchaser LLC	First Lien Term Loan	9.42%	SOFR	575	8/30/2029	USD	6,209,480	6,109,248	6,186,681	[1,7,8,13]
PracticeTek Purchaser LLC	First Lien Term Loan	14.00% PIK	PRIME		8/30/2029	USD	2,373,996	2,339,601	2,365,279	[1,7,9,13]
Trintech, Inc.	Delayed Draw	1.00%			1/29/2033	USD	1,290,323	(12,750)	(12,903)[1,7,10]
Trintech, Inc.	Revolver	0.50%			1/29/2033	USD	967,742	(9,446)	(9,677)[1,7,10]
Trintech, Inc.	First Lien Term Loan	8.42%	SOFR	475	1/29/2033	USD	7,741,935	7,665,887	7,664,516	[1,7,8]
User Zoom Technologies, Inc	First Lien Term Loan	11.17%	SOFR	750	4/5/2029	USD	5,014,837	4,915,170	4,893,809	[1,7,8]
Xactly Corporation	First Lien Term Loan	9.92%	SOFR	625	7/31/2027	USD	6,000,000	5,906,458	5,976,045	[1,7,8]
								175,246,309	175,874,378
Utilities — 0.5%
Silfab Inc.	Delayed Draw	10.25%	SOFR	650	11/18/2028	USD	16,000,000	15,518,488	15,891,872	[1,7,8]
SL Energy Power Plant I, LLC	Delayed Draw	10.70%	SOFR	700	9/25/2027	USD	25,000,000	14,012,242	13,896,319	[1,7,8,11]
Terra Solar U.S., LLC	Delayed Draw	11.43%	SOFR	775	12/31/2027	USD	10,000,000	9,698,420	9,650,000	[1,7,8]
								39,229,150	39,438,191
Total Senior Secured Loans								1,825,490,839	1,809,974,325

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Collateralized Loan Obligations — 0.8%
ABPCI Direct Lending Fund CLO III Ltd.		10.92%	SOFR	725	10/20/2037	USD	$20,000,000	$20,000,000	$20,000,461	[1,5,6,7,8]
ABPCI Direct Lending Fund CLO XII Ltd.		11.92%	SOFR	825	7/29/2037	USD	16,080,000	16,080,000	16,079,233	[1,5,6,7,8]
ABPCI Private Funding I LLC		11.17%	SOFR	750	7/16/2036	USD	8,750,000	8,750,000	8,750,057	[1,5,6,7,8]
Barings Middle Market CLO 2023-II Ltd.		10.67%	SOFR	700	7/20/2034	USD	16,700,000	16,700,000	16,699,231	[1,5,6,7,8]
Barings Middle Market CLO Ltd. 2017-I		12.59%	SOFR	892	1/20/2034	USD	2,000,000	1,960,000	2,004,240	[1,5,6,8]
Barings Middle Market CLO Ltd. 2017-I		27.00%			1/20/2034	USD	2,905,983	2,879,674	1,139,931	*,1,5,6,7,12
Total Collateralized Loan Obligations								66,369,674	64,673,153

Preferred Stocks — 0.8%
Communications — 0.2%
CCI Topco, Inc. — Series B		12.00% PIK				USD	50	4,900,500	4,900,500	[1,7,9]
Stonepeak Xenith Holdings PTE. Limited — A2						USD	942,396,386	9,423,964	9,168,339	[1,7]
								14,324,464	14,068,839
Energy — 0.0%
Service Compression Holdings, LLC — Junior Preferred						USD	40,919	135,094	139,550	[1,7]

Financials — 0.2%
GTCR Everest Topco, Inc. — Series A		13.25% PIK				USD	15,000	14,625,000	15,000,000	[1,7,9]

Health Care — 0.2%
FINThrive Software Preferred Intermediate Holdings, Inc. — Class A-2		11.00% PIK				USD	3,260	3,162,200	1,388,760	[1,7,9]
Healthcare Litigation Trust Interests — Class A-1		10.00% PIK				USD	N/A	3,010,699	3,010,699	[1,7,9,13]
Healthcare Litigation Trust Interests — Class A-2 Bridge		10.00% PIK				USD	N/A	1,140,461	1,150,486	[1,7,9,13]
Healthcare Litigation Trust Interests — Class A-2 DIP		10.00% PIK				USD	N/A	3,643,020	3,643,020	[1,7,9,13]
Jayhawk Intermediate, LLC		13.00% PIK				USD	2,500	2,425,000	2,500,000	[1,7,9,14]
SDB Holdco, LLC		6.00% PIK				USD	1,765,938	515,371	—	[1,7,9]
								13,896,751	11,692,965

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Preferred Stocks (Continued)
Industrials — 0.1%
FSG Acquisition, LLC		12.25% PIK				USD	3,750,000	$3,656,250	$3,750,000	[1,7,9]
Pollen, Inc. — Series H-1		2.29% PIK				USD	108,305	3,359,435	4,222,812	[1,7,9]
Pollen, Inc. — Series H-2		3.18% PIK				USD	64,983	1,856,901	2,111,298	[1,7,9]
								8,872,586	10,084,110
Technology — 0.1%
GS Holder, Inc. — 2022-1		15.45% PIK	SOFR	1,200		USD	5,000	4,850,000	5,000,000	[1,7,9]
Mandolin Technology Holdings, Inc. — Series A		10.50% PIK				USD	3,500	3,395,000	1,757,307	[1,7,9]
RSK Holdings, Inc. — Series B		14.63% PIK				USD	3,000	2,940,000	3,000,000	[1,7,9]
RSK Holdings, Inc. — Series C		13.75% PIK				USD	1,071	1,050,000	1,071,429	[1,7,9]
								12,235,000	10,828,736
Total Preferred Stocks								64,088,895	61,814,200

Asset-Backed Securities — 0.2%
Nectar 2 SPC S.R.L. Class J2		10.00%			12/31/2032	EUR	15,178,527	15,470,520	17,479,837	[1,4,7]
Total Asset-Backed Securities								15,470,520	17,479,837

Common Stocks — 0.1%
Communications — 0.0%
Stonepeak Xenith Holdings PTE. Limited — A2						USD	1,929	1,929	1,929	[1,7]

Financials — 0.0%
Barings BDC, Inc.						USD	126,753	1,291,135	1,043,177	[1]

Health Care — 0.1%
Emerald Holdco US L.P. — Class A-3						USD	3,958,334	3,992,815	5,462,501	[1,7]
SDB Holdco, LLC — Class A						USD	3,639,628	—	—	[1,7]
								3,992,815	5,462,501
Materials — 0.0%
Comar Aggregator Co, LLC — Class B						USD	2,130	—	—	[1,7]
Total Common Stocks								5,285,879	6,507,607

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount		Cost	Fair Value
Subordinated Debt — 0.0%
Financials — 0.0%
OTR Midco, LLC		12.00%			12/30/2030	USD	$2,000,000		$2,000,000	$2,000,000	[1,7]
Total Subordinated Debt									2,000,000	2,000,000

Warrants — 0.0%
Energy — 0.0%
Service Compression Holdings, LLC
Exercise Price: $1.35
Expiration Date: 1/17/2031						USD	78,495	**	—	57,312	[1,7]

Financials — 0.0%
CTF Clear Finance Technology Corp.
Exercise Price: $0.01
Expiration Date: 10/3/2035						USD	25,228,521	**	—	—	[1,7]
Rapyd Financial Network (2016) Ltd.
Exercise Price: $0.01
Expiration Date: 3/13/2035						USD	39,518	**	—	1,530,137	[1,7]
Rapyd Financial Network (2016) Ltd.
Exercise Price: $0.01
Expiration Date: 3/13/2036						USD	13,274	**	—	513,969	[1,7]
									—	2,044,106
Health Care — 0.0%
Honor Technology, Inc.
Exercise Price: $3.16
Expiration Date: 5/30/2034						USD	296,546	**	—	—	[1,7,13]
Xeris Biopharma Holdings, Inc.
Exercise Price: $2.28
Expiration Date: 3/8/2029						USD	43,860	**	—	178,719	[1,7]
									—	178,719
Real Estate — 0.0%
Claros Mortgage Trust, Inc — Common Stock Warrants
Exercise Price: $4.00
Expiration Date: 3/12/2036						USD	791,933	**	—	—	[1,7]
Total Warrants									—	2,280,137
See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Portfolio Company	Investment Type	Interest Rate	Reference Rate	Basis Points Spread	Maturity Date	Currency	Shares/ Principal Amount	Cost	Fair Value
Short-Term Investments — 4.3%
State Street Institutional U.S. Government Money Market Fund		3.60%				USD	331,401,928	$331,401,928	$331,401,928	[1,16]
Total Short-Term Investments								331,401,928	331,401,928
Total Investments — 104.2%								7,533,029,391	8,143,903,259
Liabilities Less Other Assets — (4.2)%									(327,992,248)
Net Assets — 100.0%									$7,815,911,011

ARR CSA — Alternate Reference Rate Credit Spread Adjustment

AUD — Australian Dollar

BDC — Business Development Company

BBSY — Bank Bill Swap Bid Rate

CAD — Canadian Dollar

CORRA — Canadian Overnight Repo Rate Average

EUR — Euro

EURIBOR — Euro Interbank Offered Rate

GBP — Pound Sterling

LLC — Limited Liability Company

LP — Limited Partnership

PRIME — Prime Lending Rate

SOFR — Secured Overnight Financing Rate

SONIA — Sterling Overnight Index Average

US — United States

USD — United States Dollar

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
*	Subordinated note position. Rate shown is the effective yield as of period end.
**	Shares represent underlying security.
[1]

As of March 31, 2026 all or a portion of the security has been pledged as collateral for a secured revolving facility. The market value of the securities in the pledged account totaled $8,143,903,259 as of March 31, 2026. See Note 2, subsection Borrowing, Use of Leverage of the Notes to Consolidated Financial Statements for additional information.

[2]	Investment valued using net asset value per share as practical expedient.
[3]	These securities are restricted, the total value of these securities is $5,611,964,941, which represents 71.80% of total net assets of the Fund.
[4]	Foreign securities entered into in foreign currencies are converted to U.S. Dollars using period end spot rates.
[5]

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted. They may only be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $91,591,332, which represents 1.17% of total net assets of the Fund.

[6]	Callable.
[7]	Value was determined using significant unobservable inputs.
[8]	Floating rate security. Rate shown is the rate effective as of period end.
[9]	Principal includes accumulated payment in kind (“PIK”) interest and is net of repayments, if any.
[10]

Represents an unfunded loan commitment. The rate disclosed is equal to the commitment fee. The negative cost and/or fair value, if applicable, is due to the discount received in excess of the principal amount of the unfunded commitment. See Note 2 for additional information.

[11]	A portion of this holding is subject to unfunded loan commitments. The stated interest rate reflects the reference rate and spread for the funded portion. See Note 2 for additional information.
[12]	Variable rate security. Rate shown is the rate in effect as of period end.
[13]	All or a portion of the security was made through a participation. Please see Note 2 for a description of loan participations.
[14]	Jayhawk Intermediate, LLC is the holding company that owns ProPharma Group, LLC.
[15]	Step rate security.
[16]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)

Additional information on restricted securities is as follows:

Security	First Acquisition Date	Cost
ACM Uprise Direct 2024 LLC (Participation in Membership Int)	1/7/2025	$35,763,541
ACRE Credit Portfolio II, LP	7/21/2025	108,691,459
AG Asset Based Credit Evergreen Fund, LP	7/7/2025	126,000,000
AG Asset Based Credit Fund L.P.	9/13/2023	99,000,000
AG Essential Housing Fund II Holdings (DE), L.P.	3/23/2022	551,114
Ares Commercial Finance, LP	6/30/2021	93,710,220
Ares Insurance Partners, LP	12/31/2024	14,380,284
Ares Pathfinder Fund II (Offshore), LP	8/31/2023	8,156,792
Ares Special Opportunities Fund (Offshore), LP	12/29/2023	4,632,487
Ares Special Opportunities Fund II (Offshore), LP	11/7/2022	26,252,127
Balbec IGCF VI Annex Fund, L.P.	12/12/2025	38,250,000
Banner Ridge DSCO Fund I, LP	6/30/2023	8,935,391
Banner Ridge DSCO Fund II (Offshore), LP	10/11/2022	29,209,951
Banner Ridge Secondary Fund IV (Offshore), LP	6/30/2021	354,477
Banner Ridge Secondary Fund V (Offshore), LP	5/31/2023	92,851,664
Banner Ridge Secondary Fund VI (Offshore), LP	10/13/2025	11,957,676
Barings Capital Solutions Perpetual Fund (CA), LP	12/12/2024	49,091,476
Benefit Street Partners Real Estate Opportunistic Debt Fund L.P.	3/2/2022	20,522,454
Blackstone Tactical Opportunities Fund (Matrix Co-Invest) LP	9/20/2023	1,730,630
Blue Owl First Lien Fund (Offshore), L.P.	7/1/2022	2,099,338
Blue Owl Real Estate Fund VI, LP	1/31/2023	16,423,040
Boost Co-Invest LP	1/25/2024	994,054
BP Holdings Zeta LP - Class A	11/29/2023	7,987,120
BP Holdings Zeta LP - Class B	11/29/2023	1,410,673
BPC Opportunities Offshore Feeder Fund V LLC	4/17/2025	21,148,502
BPC Real Estate Debt Fund, LP	6/7/2023	53,750,018
BSOF Parallel Onshore Fund L.P. (Class Absolute III Series 3)	9/1/2023	5,242,498
BSOF Parallel Onshore Fund L.P. (Class Chestnut II Series 2)	12/12/2023	20,108,879
BSOF Parallel Onshore Fund L.P. (Class Colonnade 2024 Series 3)	3/22/2024	10,250,000
BSOF Parallel Onshore Fund L.P. (Class SRT Enhanced Series 3)	5/9/2024	106,277,431
BSOF Parallel Onshore Fund L.P. (Class SRT Enhanced Series 6)	4/14/2025	149,488,797
BSP Pioneer Investors Feeder, L.P.	9/29/2025	46,439,595
Burford Advantage Feeder Fund A, LP	1/28/2022	833,582
Callodine Perpetual ABL Fund, LP	10/3/2022	97,717,483
Carlyle Credit Opportunities Fund II (Parallel), SCSp	12/14/2021	8,035,701
Carlyle Credit Opportunities Fund III (Parallel), SCSp	12/10/2024	10,001,506
CCOF Alera Aggregator, L.P.	4/25/2023	4,875,846
CCOF III Nexus Co-Invest Aggregator, L.P.	3/22/2024	3,615,905
CCOF Sierra II, L.P.	7/29/2022	2,966,146
Cheval Blanc Co-Invest, L.P.	2/25/2025	14,649,107
Chilly HP SCF Investor, LP	2/9/2022	3,017,701
Comvest Special Opportunities Fund, L.P.	2/3/2022	14,775,066
Contingency Capital EG Fund (US) LP	8/29/2024	40,944,229

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Security	First Acquisition Date	Cost
Contingency Capital Fund I-A, LP	11/28/2022	$56,471,367
Corrum Capital Entertainment Lending II-B, LP	8/29/2025	72,765,105
Crestline Nevermore Holdco, L.P.	12/7/2023	5,126,088
Crestline PF Sentry Fund (US), LP	8/14/2023	28,539,771
CW Credit Opportunity 2 LP	6/27/2024	22,889,117
D.E. Shaw Diopter International Fund II, L.P.	5/1/2025	13,641,267
D.E. Shaw Diopter International Fund, L.P.	10/20/2022	30,774,736
Dawson Portfolio Finance Evergreen LP	5/28/2024	300,000,000
Dawson Portfolio Finance (Lux) SICAV	9/16/2025	150,000,000
Eiger Funding (PCC) Limited - Cell 18 - Yosemite	12/22/2025	14,223,581
EVP Credit SPV I LP	7/17/2025	17,022,619
EVP II LP	11/30/2023	31,303,840
Felicitas Diner Offshore, LP	12/28/2022	2,969,495
Felicitas Secondary Fund II Offshore, LP	9/10/2021	10,434,114
Felicitas Liquidity Solutions Fund (Offshore), LP	1/31/2025	44,937,188
Franklin BSP Capital Corp	11/30/2021	1,684,852
FTAI Aircraft Leasing Offshore SPV (2025) L.P.	11/7/2025	37,500,000
GCF III Feeder LP	9/2/2025	9,568,518
GPC Partners III (Duo) Coinvest Parallel-A, L.P.	3/17/2026	1,000,926
Gramercy PG Feeder LP (Common Interests)	3/22/2024	10,477,594
Gramercy PG Feeder LP (Preferred Interests)	3/22/2024	5,450,422
Gramercy PG Holdings II, LP	8/20/2024	24,570,000
Gramercy PG Holdings LP	9/5/2025	1,243,781
Gramercy PG Holdings LP (Preferred)	11/5/2025	680,920
Guggenheim MM-C CLO	7/26/2023	90,202,500
Harvest Partners Structured Capital Fund III, L.P.	9/22/2021	15,280,637
Hayfin Healthcare Opportunities Fund (US Parallel), LP	6/29/2022	52,025,040
Hercules Evergreen Fund LP	10/30/2025	213,096,543
Highlighter Coinvest, Lp	11/26/2025	9,557,216
HPC Breeze Co-Invest (Onshore), L.P.	12/30/2025	19,515,049
HPS Asset Value Platform, L.P.	2/7/2025	42,754,664
HPS KP Mezz 2019 Co-Invest, LP	4/1/2024	37,190,448
HPS KP SIP V Co-Investment Fund, LP	4/1/2024	13,065,632
HPS Mint Co-Invest Fund, L.P.	5/25/2022	5,746,728
HPS Offshore Mezzanine Partners 2019, LP	4/1/2024	20,906,440
HPS Offshore Strategic Investment Partners V, LP	5/1/2023	39,120,459
HPS Specialty Loan Fund V-L, L.P.	7/30/2021	12,320,329
ICG LP Secondaries Fund I (Feeder) SCSp	12/29/2023	14,445,316
Indago Asset-Based Opportunities I LP	6/13/2025	6,714,767
Indago Co-Invest I LP	1/30/2025	24,000,000
InSolve Global Credit Feeder Fund VI, L.P.	2/18/2025	54,003,101
Jaffa Capital Fund, LP	7/1/2025	20,000,000
King Street Opportunistic Credit Evergreen Fund, L.P.	1/31/2023	100,000,000
KWOL Co-Invest, LP	11/30/2023	2,500,000
LAC SPV I LLC	9/29/2025	29,600,000

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Security	First Acquisition Date	Cost
LH Equity Investors, L.P.	9/3/2025	$19,250,000
LuminArx Naka Co-Invest Fund LP	3/25/2026	2,540,678
LuminArx Opportunistic Alternative Solutions Offshore Fund LP	1/31/2025	30,436,623
LuminArx Valence Co-Invest Offshore Fund LP	12/11/2024	9,936,909
Madison Realty Capital Debt Fund, IV LP	9/29/2023	14,173,657
Magenta Asset Co-Invest L.P.	4/30/2024	2,034,675
Magenta Co-Invest L.P.	3/5/2024	5,501,383
Marilyn Co-Invest, L.P.	1/14/2022	33,863,577
Milano Co-Invest, L.P.	4/1/2024	4,018,599
Miller Holdings LP (Common Equity Portion) (Dawson)	3/12/2025	5,000,000
Miller Holdings LP (Preferred Equity Portion) (Dawson)	3/12/2025	27,474,697
Minerva Co-Invest, L.P.	2/11/2022	11,417,401
NB Credit Opportunities II Cayman Feeder, LP	8/31/2022	18,364,132
North Wall Asset Backed Opportunities Feeder Fund I LP	12/19/2024	76,500,125
Northwind Healthcare Debt Fund II Feeder B LP	11/4/2025	30,529,713
NWEOF Feeder Fund II LP	6/21/2024	27,870,400
NWEOF Feeder Fund III SCSp	6/10/2025	2,625,904
OrbiMed RCO IV Offshore Feeder, LP	12/30/2022	25,191,624
OWS Affirm Partnership Fund, LTD.	6/25/2025	30,000,000
Pathlight Capital Evergreen Fund, LP	12/30/2022	46,073,543
Pathlight Capital Fund II, LP	6/30/2021	13,496,284
Peachtree Credit Fund IV Q, L.P.	11/18/2024	49,088,073
Pennybacker Real Estate Credit II Pacific, LLC	5/6/2022	2,467,491
Pennybacker Real Estate Credit II, LP	5/6/2022	18,777,394
Peppertree Capital Fund IX QP, LP	1/2/2026	10,722,816
Peppertree Capital Fund VI QP, LP	9/30/2025	25,585,436
Peppertree Capital Fund VII QP, LP	9/30/2025	25,255,695
PG Lending Fund I, LP	11/26/2024	158,470,985
Pimlico Partners, L.P.	2/13/2026	20,000,000
Pine Valley Capital Co-Invest I, LP	3/6/2025	44,603,590
Pine Valley Capital Partners Evergreen Fund, L.P. (July 2025 Vintage)	11/13/2024	59,673,179
Prime Finance CMBS Opportunities Fund 4, L.P.	8/28/2025	17,791,492
PSC Credit IV (A) SCSp	4/16/2025	32,525,394
Raven Asset-Based Credit Fund II LP	9/21/2021	18,411,938
Realterm Logistics Credit Fund Co-Investment, LLC	9/2/2025	25,850,516
Redwood Enhanced Income Corp.	6/30/2022	28,275,000
SC 2025 Opportunities Holding II, L.P.	3/17/2026	98,500,000
SC Healthcare Credit Parallel Fund II A, L.P.	1/27/2026	12,105,811
SC Life Science Credit Parallel Fund A, L.P.	8/9/2024	161,225,853
SC Lowy Strategic Investments IV (ASIA), LP	12/22/2025	21,528,600
SC Opportunities Holding, L.P.	7/16/2025	39,675,000
Shamrock Capital Debt Opportunities Fund I, LP	7/28/2021	6,872,154
Silver Point Select Overflow Fund, L.P.	11/13/2024	38,021,127
Silver Point Specialty Lending Fund	5/12/2025	127,018,961
Sixth Street Growth Partners II (B), L.P.	8/1/2022	4,631,305

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Investments As of March 31, 2026 (Continued)
Security	First Acquisition Date	Cost
Sky Fund V Offshore, LP	11/30/2022	$—
Sky Fund VI Offshore, LP	4/15/2024	21,980,109
Sound Point Strategic Capital Fund III, LP	12/2/2025	24,578,431
Specialty Loan Institutional Fund 2016-L, L.P.	1/22/2024	2,143,767
Sprinkler 2024 Co-Investment I (Feeder) SCSp	3/10/2025	16,233,891
Stellus Private Credit BDC Feeder LP	1/31/2022	16,220,347
Summit Partners Credit Offshore Fund II, L.P.	3/31/2022	7,124,963
Symbiotic Capital EB Fund, L.P.	3/7/2024	3,977,217
Symbiotic Capital Healthcare Credit Fund II, L.P.	1/27/2026	3,026,453
Symbiotic Capital Life Science Credit Fund, L.P.	8/9/2024	13,953,712
Thompson Rivers LLC	6/30/2021	1,069,507
Thorofare Asset Based Lending Fund V, L.P.	7/29/2022	30,401,096
Tinicum L.P.	3/31/2023	8,232,986
Tinicum Tax Exempt, L.P.	3/31/2023	5,571,832
VCSF Co-Invest 1-A, L.P.	8/2/2023	5,089,291
Vista Capital Solutions Fund-A, L.P.	3/24/2023	9,751,685
Vista Credit Partners Fund IV-B, L.P.	12/4/2024	19,032,434
VPC Credit Origination Fund, L.P.	4/19/2023	1,000,000
VPC Legal Finance Fund, L.P.	9/29/2022	95,750,036
Waccamaw River LLC	8/4/2021	6,600,163
WhiteHawk Evergreen Fund, LP	1/31/2024	100,000,000
		$5,003,529,784

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Schedule of Forward Foreign Currency Exchange Contracts As of March 31, 2026

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Purchased	Counterparty	Currency Sold	Settlement Date	Currency Amount Purchased	Value at Opening Date of Contract	Value at March 31, 2026	Unrealized Appreciation (Depreciation)
AUD	State Street	USD	April 30, 2026	38,745,093	$27,210,525	$26,722,228	$(488,297)
AUD	State Street	USD	May 29, 2026	9,710,922	6,699,633	6,694,510	(5,123)
AUD	State Street	USD	June 30, 2026	1,664,210	1,147,180	1,146,235	(945)
CAD	State Street	USD	June 30, 2026	17,559,098	12,732,749	12,670,025	(62,724)
EUR	State Street	USD	April 30, 2026	47,068,149	55,800,090	54,486,483	(1,313,607)
EUR	State Street	USD	May 29, 2026	16,223,573	19,086,516	18,804,242	(282,274)
GBP	State Street	USD	April 30, 2026	8,635,349	11,685,398	11,429,223	(256,175)
GBP	State Street	USD	May 29, 2026	19,800,000	26,416,388	26,203,717	(212,671)
GBP	State Street	USD	June 30, 2026	100,002	132,583	132,271	(312)
					160,911,062	158,288,934	(2,622,128)
Currency Sold	Counterparty	Currency Purchased	Settlement Date	Currency Amount Sold	Value at Opening Date of Contract	Value at March 31, 2026	Unrealized Appreciation (Depreciation)
AUD	State Street	USD	April 30, 2026	(58,117,640)	$(40,862,030)	$(40,083,342)	$778,688
AUD	State Street	USD	May 29, 2026	(30,723,030)	(21,665,864)	(21,179,825)	486,039
AUD	State Street	USD	June 30, 2026	(22,676,318)	(15,631,326)	(15,618,456)	12,870
CAD	State Street	USD	May 29, 2026	(18,525,859)	(13,425,875)	(13,352,188)	73,687
CAD	State Street	USD	June 30, 2026	(36,084,956)	(26,166,533)	(26,037,631)	128,902
EUR	State Street	USD	April 30, 2026	(120,945,220)	(144,615,370)	(140,007,201)	4,608,169
EUR	State Street	USD	May 29, 2026	(90,019,290)	(106,357,734)	(104,338,577)	2,019,157
EUR	State Street	USD	June 30, 2026	(76,378,072)	(88,455,293)	(88,612,425)	(157,132)
GBP	State Street	USD	April 30, 2026	(29,174,423)	(39,421,682)	(38,613,491)	808,191
GBP	State Street	USD	May 29, 2026	(40,339,074)	(54,454,597)	(53,385,538)	1,069,059
GBP	State Street	USD	June 30, 2026	(20,539,074)	(27,394,770)	(27,166,797)	227,973
					(578,451,074)	(568,395,471)	10,055,603
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$(417,540,012)	$(410,106,537)	$7,433,475

AUD – Australian Dollar

CAD – Canadian Dollar

EUR – Euro

GBP – British Pound

USD – U.S. Dollar

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Summary of Investments As of March 31, 2026 (Unaudited)
Security Type/Sector	Percent of Total Net Assets
Private Investment Vehicles
Investment Partnerships	50.7%
Special Purpose Vehicle for Senior Secured Loans	6.8%
Special Purpose Vehicle for Real Estate Loans	5.4%
Special Purpose Vehicle for Common and Preferred Equity	2.1%
Non-Listed Business Development Companies	1.8%
Private Collateralized Loan Obligations	1.7%
Special Purpose Vehicle for Preferred Equity	1.4%
Special Purpose Vehicle for Asset Pools	1.3%
Private Collateralized Fund Obligations	1.1%
Special Purpose Vehicle for Common Equity	1.1%
Special Purpose Vehicle for Asset Based Finance	0.5%
Special Purpose Vehicle for Subordinated Debt	0.5%
Special Purpose Vehicle for Leasing	0.3%
Private Equity	0.1%
Total Private Investment Vehicles	74.8%
Senior Secured Loans
Financials	5.5%
Consumer Discretionary	4.3%
Health Care	3.7%
Industrials	3.4%
Technology	2.3%
Consumer Staples	1.3%
Real Estate	0.9%
Business Services	0.6%
Utilities	0.5%
Communications	0.4%
Energy	0.2%
Materials	0.1%
Total Senior Secured Loans	23.2%
Collateralized Loan Obligations	0.8%
Preferred Stocks
Financials	0.2%
Communications	0.2%
Health Care	0.2%
Industrials	0.1%
Technology	0.1%
Energy	0.0%
Total Preferred Stocks	0.8%
Asset-Backed Securities	0.2%
Common Stocks
Health Care	0.1%
Financials	0.0%
Communications	0.0%
Materials	0.0%
Total Common Stocks	0.1%
Subordinated Debt
Financials	0.0%
Total Subordinated Debt	0.0%
Warrants
Energy	0.0%
Financials	0.0%
Health Care	0.0%
Real Estate	0.0%
Total Warrants	0.0%
Short-Term Investments	4.3%
Total Investments	104.2%
Liabilities Less Other Assets – (4.2)%	(4.2)%
Total Net Assets	100.0%

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Statement of Assets and Liabilities As of March 31, 2026
Assets:
Investments, at value (cost $7,533,029,391)[a]	$8,143,903,259
Foreign currency, at value (cost $195,998)	195,367
Unrealized appreciation on forward foreign currency exchange contracts	10,212,735
Cash	15,116,640
Receivables:
Investment securities sold	257,509,713
Fund shares sold	15,758,126
Dividends and interest	57,577,863
Investments made in advance	40,520,993
Prepaid expenses	1,042,332
Prepaid commitment fees on secured revolving credit facility	8,811,601
Total assets	8,550,648,629

Liabilities:
Unrealized depreciation on forward foreign currency exchange contracts	2,779,260
Payables:
Secured revolving credit facility (Note 2)	700,000,000
First loss reserve (Note 2)	10,000,000
Investment securities purchased	3,697,961
Interest on secured revolving credit facility	6,624,317
Deferred tax liability	5,923,558
Current tax liability	1,381,694
Investment Management fees	1,620,713
Fund accounting and administration fees	673,378
Audit fees	525,000
Legal fees	321,424
Transfer Agency fees and expenses	120,977
Custody fees	117,000
Trustees’ fees and expenses	56,250
Shareholder servicing fees – Class D (Note 4)	18,901
Chief Compliance Officer fees	6,498
Interest on first loss reserve	5,000
Other accrued expenses	865,687
Total liabilities	734,737,618

Net Assets	$7,815,911,011

Components of Net Assets:
Paid-in capital (par value of $0.001 per share with an unlimited number of shares authorized)	$7,265,272,974
Total distributable earnings	550,638,037
Net Assets	$7,815,911,011

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Statement of Assets and Liabilities As of March 31, 2026 (Continued)
Maximum Offering Price per Share:
Class D Shares:
Net assets applicable to shares outstanding	$13,071,175
Shares of beneficial interest issued and outstanding	1,190,498
Net asset value, offering and redemption price per share	$10.98
Maximum sales charge (2.00% of offering price)*	$0.22
Maximum offering price to public	$11.20

Class I Shares:
Net assets applicable to shares outstanding	$7,802,839,836
Shares of beneficial interest issued and outstanding	708,870,654
Net asset value, offering, and redemption price per share	$11.01

a      Includes unrealized appreciation (depreciation) on unfunded commitments of $(822,243).

*      Investors in Class D Shares may be charged a sales charge of up to 2.00% of the subscription amount.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Statement of Operations For the Year Ended March 31, 2026
Investment Income:
Distributions from private investment vehicles	$362,027,975
Interest	186,243,883
PIK Interest	13,616,360
Dividends	11,459,333
Total investment income	573,347,551

Expenses:
Investment management fees	64,765,623
Interest on secured revolving credit facility	31,054,750
Equalization interest on private investment vehicles (Note 2)	12,285,127
Transfer agent fees and expenses	8,402,548
Fund accounting and administration fees	2,938,980
Legal fees	2,714,227
Miscellaneous expenses	2,159,867
Commitment fees on secured revolving credit facility	2,060,768
Registration fees	948,450
Shareholder reporting fees	532,132
Audit fees	506,011
Custody fees	432,233
Trustees’ fees and expenses	187,500
Chief Compliance Officer fees	77,668
Insurance fees	56,817
Shareholder servicing fees - Class D	18,901
Interest on first loss reserve	5,000
Net expenses	129,146,602
Net investment income	444,200,949
Current tax expense	(1,252,290)
Net investment income (loss), net of taxes	442,948,659

Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	21,423,387
Forward foreign currency exchange contracts	(17,908,857)
Foreign currency transactions	2,010,305
Net realized gain	5,524,835
Net change in unrealized appreciation/depreciation on:
Investments	166,299,533
Forward foreign currency exchange contracts	11,532,008
Foreign currency translations	321,238
Deferred tax expense	(3,773,009)
Net change in unrealized appreciation/depreciation, net of deferred taxes	174,379,770
Net realized and unrealized gain	179,904,605

Net Increase in Net Assets from Operations	$622,853,264

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Statements of Changes in Net Assets
	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025
Net Increase in Net Assets from:
Operations:
Net investment income	$442,948,659	$254,945,043
Net realized gain (loss) on investments, forward foreign currency exchange contracts and foreign currency transactions	5,524,835	21,232,537
Net change in unrealized appreciation/depreciation on investments and forward foreign currency exchange contracts	174,379,770	241,460,907
Net increase in net assets resulting from operations	622,853,264	517,638,487

Distributions to shareholders:
From distributable earnings:
Class D	(48,948)	—
Class I	(421,550,661)	(309,552,515)
Total
From return of capital:
Class D	(32,224)	—
Class I	(277,522,317)	(18,676,061)
Total	(699,154,150)	(328,228,576)

Capital Transactions:
Proceeds from shares sold:
Class D	13,023,587	—
Class I	3,958,315,852	2,584,267,648
Reinvestment of distributions:
Class D	554	—
Class I	12,303,198	381,745
Cost of shares repurchased:
Class D	(29,519)	—
Class I	(1,449,348,618)	(342,021,228)
Net increase in net assets from capital transactions	2,534,265,054	2,242,628,165

Net increase in net assets	2,457,964,168	2,432,038,076

Net Assets:
Beginning of year	5,357,946,843	2,925,908,767
End of year	$7,815,911,011	$5,357,946,843

Capital Share Transactions:
Shares sold:
Class D	1,193,095	—
Class I	361,366,212	235,270,654
Shares issued in reinvestment of distributions:
Class D	51	—
Class I	1,135,930	25,980
Shares redeemed:
Class D	(2,648)	—
Class I	(131,296,032)	(31,014,894)
Net increase in capital shares outstanding	232,396,608	204,281,740

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Statement of Cash Flows For the Year Ended March 31, 2026
Cash flows provided by (used in) operating activities:
Net increase in net assets from operations	$622,853,264
Adjustments to reconcile net increase in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments, net of unfunded commitments	(6,137,920,809)
Sales of investments	3,108,788,910
Net accretion on investments	(4,980,578)
Net realized gain on investments	(21,423,387)
Net realized gain on paydowns	(2,335,188)
Net change in unrealized (appreciation)/depreciation	(177,831,541)
Return of capital distributions received	519,361,101
Original issue discount and amendment fees	1,246,090
PIK interest	(13,616,360)
Change in deferred tax liability, net	3,773,009
Change in current tax payable, net	1,182,343
Change in short-term investments, net	(62,967,568)
(Increase)/Decrease in assets:
Foreign currency	(195,367)
Investments made in advance	(40,520,993)
Investment securities sold	(139,936,426)
Dividends and interest	17,877,066
Prepaid expenses	(563,500)
Prepaid commitment fees on secured revolving credit facility	458,849
Increase/(Decrease) in liabilities:
Investment securities purchased	(21,727,900)
Investment Management fees	526,366
Interest payable on secured revolving credit facility	2,817,386
Interest payable on first loss reserve	5,000
Audit fees	115,000
Legal fees	187,447
Fund accounting and administration fees	182,913
Custody fees	62,085
Transfer Agency fees and expenses	(257,804)
Shareholder servicing fees - Class D	18,901
Chief Compliance Officer fees	301
Other accrued expenses	26,112
Net cash used in operating activities	(2,344,795,278)

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Statement of Cash Flows For the Year Ended March 31, 2026 (Continued)
Cash flows provided by (used in) financing activities:
Proceeds from shares sold, net of receivable for Fund shares sold	3,962,790,439
Cost of shares repurchased	(1,449,378,137)
Distributions paid to shareholders, net of reinvestments	(686,850,398)
Proceeds from first loss reserve	10,000,000
Proceeds from secured revolving credit facility	775,000,000
Payments on secured revolving credit facility	(325,000,000)
Net cash provided by financing activities	2,286,561,904
Net decrease in cash	(58,233,374)

Cash
Cash, beginning of year	73,350,014
Cash, end of year	$15,116,640

Non cash financing activities not included herein consist of $12,303,752 of reinvested dividends and $13,616,360 of PIK interest.

Cash paid for interest on credit facility during the period was $28,237,364.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Financial Highlights Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Period July 1, 2021* through March 31, 2022
Net asset value, beginning of period	$11.22	$10.70	$10.85	$10.89	$10.00
Income from Investment Operations:
Net investment income[1]	0.71	0.70	0.63	0.58	0.33
Net realized and unrealized gain (loss) on investments[2]	0.29	0.74	0.67	0.38	0.88
Total income from investment operations	1.00	1.44	1.30	0.96	1.21

Less Distributions to shareholders:
From net investment income	(0.73)	(0.87)	(0.61)	(0.73)	(0.28)
From return of capital	(0.48)	(0.05)	(0.84)	(0.27)	(0.04)
Total Distributions to shareholders	(1.21)	(0.92)	(1.45)	(1.00)	(0.32)

Net asset value, end of period	$11.01	$11.22	$10.70	$10.85	$10.89

Total return	9.55%	13.98%	12.74%	9.36%	12.30%[3,6]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,802,840	$5,357,947	$2,925,909	$1,478,012	$478,646

Ratio of expenses to average net assets:
Before fees waived and deferred tax expense	1.26%	1.27%	1.30%	1.28%	1.54%[4]
After fees waived	1.26%	1.27%	1.30%	1.07%	0.50%[4]
Ratio of expenses to average net assets (including interest expense)[5]:
Before fees waived	1.89%	2.11%	2.20%	1.93%	1.68%[4]
After fees waived	1.89%	2.11%	2.20%	1.72%	0.64%[4]
Ratio of net investment income to average net assets (including interest expense)[5]:
Before fees waived	6.52%	6.39%	5.84%	5.22%	3.20%[4]
After fees waived	6.52%	6.39%	5.84%	5.43%	4.24%[4]

Portfolio turnover rate	47%	29%	13%	9%	11%[3]

*       Commencement of operations.

1    Based on average daily shares outstanding for the period.

2    Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share with the other per share information presented.

3    Not annualized.

4    Annualized.

5    These ratios exclude the impact of expenses of the underlying investment companies holdings as represented in the Consolidated Schedule of Investments.

6    Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Financial Highlights Class I (Continued)
Supplemental Expense Ratios:	For the Year Ended March 31, 2026	For the Year Ended March 31, 2025	For the Year Ended March 31, 2024	For the Year Ended March 31, 2023	For the Period July 1, 2021* through March 31, 2022
Ratio of expenses to average net assets:
Deferred tax expense	0.07%	0.00%	0.04%	0.15%	—%
With fees waived, after taxes	1.33%	1.27%	1.34%	1.22%	0.50%

Senior Securities
Total Amount Outstanding
Secured Revolving Credit Facility	$700,000,000	$250,000,000	$200,000,000	$15,000,000	$14,546,760
Asset Coverage Per $1,000 of Borrowings
Secured Revolving Credit Facility	12,166	22,432	15,630	99,534	33,904

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Financial Highlights Class D

Per share operating performance.

For a capital share outstanding throughout the period.

For the Period August 4, 2025* through March 31, 2026
Net asset value, beginning of period	$10.93
Income from Investment Operations:
Net investment income[1]	0.37
Net realized and unrealized gain (loss) on investments[2]	0.28
Total income from investment operations	0.65

Less Distributions to shareholders:
From net investment income	(0.36)
From return of capital	(0.24)
Total Distributions to shareholders	(0.60)

Net asset value, end of period	$10.98

Total return	6.08%[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$13,071

Ratio of expenses to average net assets:
Before fees waived and deferred tax expense	2.06%[4]
After fees waived	2.06%[4]
Ratio of expenses to average net assets (including interest expense)[5]:
Before fees waived	2.58%[4]
After fees waived	2.58%[4]
Ratio of net investment income to average net assets (including interest expense)[5]:
Before fees waived	5.09%[4]
After fees waived	5.09%[4]

Portfolio turnover rate	47%[3]

*       Commencement of operations.

1    Based on average daily shares outstanding for the period.

2    Realized and unrealized gains and losses per share are balancing amounts necessary to reconcile the change in net asset value per share with the other per share information presented.

3    Not annualized.

4    Annualized.

5    These ratios exclude the impact of expenses of the underlying investment companies holdings as represented in the Consolidated Schedule of Investments.

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Consolidated Financial Highlights Class D (Continued)
Supplemental Expense Ratios:	For the Period August 4, 2025* through March 31, 2026
Ratio of expenses to average net assets:
Deferred tax expense	0.11%
With fees waived, after taxes	2.17%

Senior Securities
Total Amount Outstanding
Secured Revolving Credit Facility	$700,000,000
Asset Coverage Per $1,000 of Borrowings
Secured Revolving Credit Facility	12,166

See accompanying Notes to Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026

1. Organization

The Cliffwater Enhanced Lending Fund (the “Fund”) is a closed-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and was organized as a Delaware statutory trust on January 22, 2021. The Fund is a “fund of funds” that operates and is organized as an interval fund. Cliffwater LLC serves as the investment adviser (the “Investment Manager” or “Cliffwater”) of the Fund. The Investment Manager is an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund commenced operations on July 1, 2021. Simultaneously with the commencement of the Fund’s operations, the Cliffwater Enhanced Lending Fund L.P. (the “Predecessor Fund”), reorganized with and transferred substantially all its portfolio securities into the Fund. The tax-free reorganization was accomplished at the close of business on June 30, 2021. The Fund intends to continue to qualify and has elected to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund offers two separate share classes (“Shares”): Class D Shares and Class I Shares.

The Fund’s primary investment objective is to seek high current income and modest capital appreciation, while the Fund’s secondary objective is capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) in lending to businesses, broadly defined as providing capital or assets to businesses or individuals in exchange for regular payments, the level of which is commensurate with the probability of loss for each investment or strategy, or through the provision of capital to businesses or individuals by acquiring assets from those businesses or individuals that produce regular cash flows as an alternative to a traditional loan, such as receivables factoring or a sale leaseback of real estate or equipment. Investments by the Fund may take the form of secured or unsecured bonds and loans with a fixed or floating coupon, a structured capital instrument with preference to common equity holders and a stated contractual interest payment or rate of return, assets with fixed lease payments, or other income producing assets. Investments may be made directly or indirectly through a range of investment vehicles that the Investment Manager believes offer high current income across corporate, real asset and alternative credit opportunities. The Investment Manager will employ a dynamic process that allocates the Fund’s assets between Investment Funds and direct investments. Investment Funds may include secondary strategies that primarily acquire credit funds and, to a lesser extent, fund interests or direct investments in equity or other security types.

The Fund is deemed to be an individual reporting segment. The objective and strategy of the Fund are used by the Investment Manager to make investment decisions, and the results of the Fund’s operations, as shown on the Consolidated Statement of Operations and the Consolidated Financial Highlights for the Fund are the information utilized for the day-to-day management of the Fund. The Fund is party to expense agreements as disclosed in the Notes to the Consolidated Financial Statements and there are no resources allocated to the Fund based on performance measurements. The Investment Manager is deemed to be the chief operating decision maker with respect to the Fund’s investment decisions.

Consolidation of Subsidiaries

Each subsidiary was formed as a limited liability company and is a wholly owned subsidiary of the Fund. The Consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, Statement of Cash Flows and Financial Highlights include the accounts of each subsidiary. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. A list of the subsidiaries that hold assets is as follows as of March 31, 2026.

Subsidiary	Date of Inception	Net Assets of Subsidiary	Percentage of Fund’s Total Net Assets
CELF SPV LLC (“CLCE SPV”)	July 1, 2021	$4,656,030,617	59.57%
CELF SPV Holdings (PP) LLC (“CLCE HOLD”)	July 1, 2021	4,048,533	0.05%
CELF SPV HOLDINGS 2 LLC (“CLCE HLD2”)	June 24, 2022	5,480,988	0.07%
CELF HOLDINGS (D1) LLC (“CLCE HLD1”)	March 31, 2023	21,516,321	0.28%
CELF HOLDINGS (D2) LLC (“CLCE LF2”)	June 30, 2023	25,253,342	0.32%
CELF SPV HOLDINGS 1 LLC (“CLCE SPV1”)	February 9, 2024	138,438	0.00%
CELF HOLDINGS (D3) LLC (“CLCE HLD3”)	April 12, 2024	—	0.00%

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

1. Organization (continued)

Subsidiary	Date of Inception	Net Assets of Subsidiary	Percentage of Fund’s Total Net Assets
CELF HOLDINGS (D4) LLC (“CLCE HLD4”)	May 31, 2024	$1,277,447	0.02%
MOHAWK RIVER FUNDING LLC (“CLCE MHWK”)	September 16, 2024	3,644,804	0.05%
CELF HOLDINGS (D7) LLC (“CLCE LF7”)	October 9, 2024	147,479,307	1.89%
CELF HOLDINGS (D6) LLC (“CLCE LF6”)	November 19, 2024	23,697,386	0.30%
CELF HOLDINGS (D9) LLC (“CLCE LF9”)	February 14, 2025	2,593,409	0.03%
CELF HOLDINGS (D13) LLC (“CLCE LF13”)	February 19, 2025	6	0.00%
BOAC OALTX POINT PURCHASER LLC (“CLCE BOPP”)	April 29, 2025	—	0.00%
CELF HOLDINGS (D8) LLC (“CLCE LF8”)	May 1, 2025	1,081	0.00%
CELF HOLDINGS (D11) LLC (“CLCE LF11”)	May 13, 2025	24,043,750	0.31%
CELF HOLDINGS (D10) LLC (“CLCE LF10”)	June 24, 2025	537,525	0.01%
CELF HOLDINGS (D20) LLC (“CLCE LF20”)	August 26, 2025	3,280,830	0.04%
CELF HOLDINGS (D12) LLC (“CLCE LF12”)	September 2, 2025	46,536,122	0.60%
CELF HOLDINGS (D19) LLC (“CLCE LF19”)	September 3, 2025	1,948,694	0.02%
CELF HOLDINGS (D14) LLC (“CLCE LF14”)	September 30, 2025	34,739,761	0.44%
CELF SPLITTER LLC (“CLCE SPLT”)	November 25, 2025	27,639,012	0.35%
CELF HOLDINGS (D18) LLC (“CLCE LF18”)	December 23, 2025	10,606,265	0.14%
FISH CREEK CANYON LLC (“CLCE FISH”)	January 12, 2026	200,862,840	2.57%
CELF HOLDINGS (D16) LLC (“CLCE LF16”)	March 27, 2026	19,663,314	0.25%

2. Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies. The accompanying Consolidated Financial Statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. However, for daily net asset value (“NAV”) determination, portfolio securities transactions are reflected no later than in the first calculation on the first business day following the trade date. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium, accretion of discount and loan origination fees using the effective interest method over the respective term of the loan. Upon the prepayment of a loan or security, any unamortized loan origination fees, original issue discount and market discount are recorded as interest income. The Fund records prepayment premiums as interest income when it receives such amounts. Equalization interest on private investment vehicles is interest payments made to existing shareholders of closed-end vehicles when investing in a later close and are recorded to investment income when received and expense as incurred when paid. In some cases, the Fund enters into secondary transactions for the purchase or sale of investments that include deferred payment terms. In such cases, the Fund recognizes the investment purchased or sold on the trade date. When consideration is deferred, the Fund records a receivable for investments sold or a payable for investments purchased representing the contractual amount due. If the deferral period is significant, the receivable or payable is initially measured at its present value, with any discount accreted into income over the deferral period using the effective interest method. If the impact of discounting is not material, the receivable or payable is recorded at its contractual amount. These receivables and payables are not actively traded and are based on contractual terms

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

2. Significant Accounting Policies (continued)

specific to the transaction. Accordingly, they are classified as Level 3 within the fair value hierarchy. The carrying value of these instruments approximates fair value due to the relatively short-term nature of the arrangements and/or the credit quality of the counterparties.

Interest income from investments in the “equity” class of collateralized loan obligation (“CLO”) funds will be recorded based upon an estimate of an effective yield to expected maturity utilizing assumed cash flows in accordance with FASB ASC 325-40, Beneficial Interests in Securitized Financial Assets. Effective yields for the CLO equity positions are updated generally once a quarter or on a transaction such as an add-on purchase, refinancing or reset. The estimated yield and investment cost may ultimately not be realized.

Realized gains and losses on investment transactions are determined using the cost calculated on a specific identification basis. Paydown gains and losses are recorded as an adjustment to interest income in the Consolidated Statement of Operations. Some or all of the interest payments of a loan or preferred equity may be structured in the form of payment-in-kind (“PIK”), which accrues to cost and principal on a current basis but is generally not paid in cash until maturity or some other determined payment date. Interest payments structured in the form of PIK are subject to the risk that a borrower could default when actual cash interest or principal payments are due. Dividends are recorded on the ex-dividend date. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund that did not meet the “more likely than not” standard as of March 31, 2026.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes as an income tax expense on the Consolidated Statement of Operations. For the year ended March 31, 2026, the Fund did not have interest or penalties associated with underpayment of income taxes.

CLCE SPV, CLCE LF2, CLCE HLD4, CLCE MHWK, CLCE LF7, CLCE LF6, CLCE LF9, CLCE LF13, CLCE BOPP, CLCE LF8, CLCE LF11, CLCE LF10, CLCE LF20 and CLCE LF12, CLCE SPLT, CLCE LF18, CLCE FISH, and CLCE LF16 are disregarded entities for income tax purposes. CLCE HOLD, CLCE HLD2, CLCE HLD1, CLCE SPV1, CLCE HLD3, CLCE LF19, and CLCE LF14 are limited liability companies that have elected to be taxed as corporations and are therefore obligated to pay federal and state income tax on their taxable income. Currently, the federal income tax rate for a corporation is 21%. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

Distributions to Shareholders

Distributions are paid at least quarterly on the Shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders.

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s fiscal year, March 31. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

2. Significant Accounting Policies (continued)

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and short-term investments which are readily convertible into cash and have an original maturity of three months or less. State Street Bank and Trust Company serves as the Fund’s custodian. Cash and cash equivalents are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations or Federal Deposit Insurance Corporation limitations.

Cash and Investments, at value on the Consolidated Statement of Assets and Liabilities can include deposits in money market funds, which are classified as Level 1 assets. As of March 31, 2026, the Fund held cash of $15,116,640 and $331,401,928 in a short-term money market fund.

Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which it is obligated to exchange currencies on specified future dates at specified rates, and are subject to the fluctuations of foreign exchange rates. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on forward foreign exchange contracts. The Fund records realized gains or losses at the time the forward contract is settled. Counterparties to these forward contracts are major U.S. financial institutions. As of March 31, 2026, the Fund had 9 outstanding forward currency contracts purchased long and 11 outstanding forward currency contracts sold short, with total notional value of 159,506,396 and (543,522,955), respectively.

Collateralized Loan Obligations and Collateralized Debt Obligations

The Fund may invest in Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”). CLOs and CDOs are created by the grouping of certain private loans and other lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches are entitled to receive regular installments of principal and interest, while other tranches are entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches are only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

2. Significant Accounting Policies (continued)

Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities.

Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

Commitments and Contingencies

Commercial loans purchased by the Fund (whether through participations or as a lender of record) may be structured to include both term loans, which are generally fully funded at the time of investment, and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities and delayed draw term loans, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. The commitment fee is typically set as a percentage of the commitment amount. Commitment fees are processed as income when received and are part of the interest income in the Consolidated Statement of Operations. As of March 31, 2026, the Fund received $18,744 in commitment fees. As of March 31, 2026, the Fund had the following unfunded loan commitments as noted in the Consolidated Schedule of Investments with a total principal amount, fair value and net unrealized gain (loss) of $551,648,639, $545,302,755, and $(822,243), respectively.

Portfolio Company	Investment Type	Principal Amount
Alcami Corporation	Revolver	$349,804
Alkeme Intermediary Holding, LLC	Delayed Draw	12,500,000
Allen Media, LLC	Revolver	4,478,064
Apella Capital LLC	Delayed Draw	4,010,041
Apella Capital LLC	Revolver	528,083
AR5 LLC	Revolver	8,061,256
Archer 2023 Finance, LLC, Class B	Private Collateralized Fund Obligations	1,025,556
Artivion, Inc.	Delayed Draw	5,172,414
Artivion, Inc.	Delayed Draw	3,448,276
Aryeh Bidco Investment	Delayed Draw	4,190,722
Aryeh Bidco Investment	Revolver	3,492,268
Azurite Intermediate Holdings, Inc.	Revolver	103,333
Beyond Risk Management, Inc.	Delayed Draw	650,000
Beyond Risk Management, Inc.	Revolver	300,000
Bluefin Holding, LLC	Revolver	673,077
Bluesight, Inc.	Revolver	400,000
Bonaccord Capital Partners	Delayed Draw	72,500,000
BP PMKN LLC	Delayed Draw	20,000,000
BV MRP Buyer, LLC	Delayed Draw	1,225,000
BV MRP Buyer, LLC	Revolver	4,050,000

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

2. Significant Accounting Policies (continued)

Portfolio Company	Investment Type	Principal Amount
Carlyle Credit Opportunities Fund III Private Securitization Vehicle Borrower, L.P.	Private Collateralized Loan Obligations	$2,970,198
Cedar Electronics Trading Corp	Delayed Draw	5,000,000
Cipriani USA, Inc	Delayed Draw	394,737
Cobham Holdings, Inc.	Revolver	421,875
Conservice Midco, LLC	Revolver	1,576,660
Corbin Law Firm	Delayed Draw	738,676
Coupa Holdings, LLC	Delayed Draw	385,633
Coupa Holdings, LLC	Revolver	295,276
Crewline Buyer, Inc.	Revolver	870,417
CVC Structured Solutions 2 LLC	Delayed Draw	37,801,347
Dawson Logan 2025-L5 – Class B	Private Collateralized Fund Obligations	16,342,018
Dawson Logan 2025-L5 – Class C	Private Collateralized Fund Obligations	32,685,085
Dawson Rated Fund 6-R2 Class C	Private Collateralized Fund Obligations	8,125,000
Dawson Rated Fund 6-R3 Class C	Private Collateralized Fund Obligations	8,125,000
Einstein Parent, Inc.	Revolver	937,500
Empower Payments Investor, LLC	Delayed Draw	2,981,928
Exactcare Parent, Inc.	Revolver	442,623
Fire Flow Intermediate Corporation	Delayed Draw	12,500,000
Fortress AcquisitionCo, Inc.	Revolver	2,466,667
Genova Diagnostics, Inc	Revolver	967,742
GIEAG Projekt 320 GMBH	Delayed Draw	17,541,609
Helium Acquirer Corporation	Revolver	271,201
HES Intermediate Holdings II, LLC	Delayed Draw	1,410,959
HES Intermediate Holdings II, LLC	Revolver	940,589
IKI Manufacturing Co LLC	Revolver	5,000,000
Infucare RX Inc	Revolver	800,000
IVX Health Holdings, Inc.	Revolver	1,239,926
Java Buyer, Inc.	Delayed Draw	2,311,609
Java Buyer, Inc.	Revolver	1,018,330
Jonas Catalog Holdings I LLC	Delayed Draw	16,929,439
Just Right HVAC, LLC	Delayed Draw	141,750
Just Right HVAC, LLC	Revolver	80,000
KENE Acquisition, Inc.	Delayed Draw	16,666,667
KENE Acquisition, Inc.	Revolver	2,380,952
Lighthouse Finco Sarl	Delayed Draw	6,551,952
Lightspeed Buyer, Inc.	Delayed Draw	1,869,159
Lightspeed Buyer, Inc.	Revolver	623,053
Linc Systems, LLC	Delayed Draw	5,225,426
LP-PWP Credit Card ABS, LLC	Revolver	2,054,902
Mercury Bidco LLC	Revolver	408,163
Meta Buyer LLC	Delayed Draw	1,346,065
Meta Buyer LLC	Revolver	1,122,191
Metaplanet Holdings OU	Delayed Draw	36,648,750

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

2. Significant Accounting Policies (continued)

Portfolio Company	Investment Type	Principal Amount
MGT Merger Target, LLC	Revolver	$91,961
Mindbody, Inc.	Revolver	2,500,000
Moderna, Inc	Delayed Draw	42,000,000
MoonLake Immunotherapeutics AG	Delayed Draw	30,000,000
NACSB Acquisition Holdings, Inc.	Delayed Draw	5,478,451
National Resilience, LLC	Delayed Draw	9,307,813
NH Kronos Parent, Inc.	Delayed Draw	1,164,773
NH Kronos Parent, Inc.	Revolver	1,397,727
One East Camelback, LLC	Delayed Draw	4,044,256
Orthodontic Partners, LLC	Delayed Draw	753,279
Penn TRGRP Holdings	Revolver	230,750
Penn TRGRP Holdings, LLC	Delayed Draw	356,614
PF Carrus Careers, LLC	Revolver	1,587,145
PracticeTek Purchaser LLC	Delayed Draw	1,846,246
RCP Fund II Borrower, LLC	Delayed Draw	7,133,333
SIG Parent Holdings, LLC	Delayed Draw	6,750,000
SIG Parent Holdings, LLC	Revolver	350,000
SintecMedia NYC, Inc.	Revolver	152,542
SL Energy Power Plant I, LLC	Delayed Draw	10,801,408
Sparkle Holdco 2 Corp.	Revolver	2,486,567
Spinrite Inc.	Revolver	1,500,000
Stepping Stones Healthcare Services, LLC	Delayed Draw	1,684,313
Stepping Stones Healthcare Services, LLC	Revolver	212,214
SureWerx Purchaser III, Inc.	Delayed Draw	250,000
SureWerx Purchaser III, Inc.	Revolver	185,000
TerSera Therapeutics, LLC	Revolver	227,926
The Arcticom Group, LLC	Delayed Draw	37,941
Tree Guardians Holdings LLC	Delayed Draw	850,000
Tree Guardians Holdings LLC	Revolver	100,000
Trintech, Inc.	Delayed Draw	1,290,323
Trintech, Inc.	Revolver	967,742
United Digestive MSO Parent, LLC	Revolver	297,500
Zenith AcquisitionCo, LLC	Delayed Draw	7,075,333
Zenith AcquisitionCo, LLC	Revolver	2,768,514
		$551,648,639

Valuation of Investments

The Board of Trustees of the Fund (the “Board” or “Trustees”) has designated the Investment Manager as its valuation designee (“Valuation Designee”) pursuant to Rule 2a-5 under the Investment Company Act to perform fair value determinations for investments that do not have readily available market quotations. Under the valuation policy and procedures for the Fund (the “Valuation Procedures”) adopted by the Fund, the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Valuation Designee subject to the oversight of the Board.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on a day the Fund will calculate its net asset value as of the close of business on each day that the New York Stock Exchange is open for

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

2. Significant Accounting Policies (continued)

business and at such other times as the Board shall determine (each a “Determination Date” or at approximately 4:00 pm U.S. Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the Determination Date, the mean between the closing bid and asked prices and if no asked price is available, at the bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price (which is the last trade price at or before 4:00 p.m. U.S. Eastern Time adjusted up to NASDAQ’s best offer price if the last trade price is below such bid and down to NASDAQ’s best offer price if the last trade is above such offer price) will be used.

Fixed income securities (including corporate bonds and senior secured loans) with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer supplied mean quotations or mean quotations from a recognized pricing service. The independent pricing agents may employ methodologies that utilize actual market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Matrix pricing determines a security’s value by taking into account such factors as security prices, yields, maturities, call features, ratings and developments relating to comparable securities. Debt obligations with remaining maturities of 60 days or less when originally acquired will be valued at their amortized cost, which approximates fair market value.

CLOs are not traded on a national securities exchange and instead are valued utilizing a market approach. The market approach is a method of determining the valuation of a security based on the selling price of similar securities. The types of factors that may be taken into account in pricing CLOs include: the yield of similar CLOs where pricing is available in the market; the riskiness of the underlying pool of loans; features of the CLO, including weighted average life test, liability pricing, management fees, covenant cushions, weighted average spread of underlying loans and net asset value. Certain CLOs may be structured as private investment companies and/or funds in which case the net asset value may be used as a practical expedient to estimate the fair value of such interests.

Redeemable securities issued by open-end registered investment companies are valued at the investment company’s applicable net asset value as reported by such companies, with the exception of exchange-traded open-end registered investment companies which are priced in accordance with the second paragraph within this Valuation of Investments section.

The Fund may invest in interests or shares in private investment companies and/or funds (“Private Investment Funds”) where the net asset value is calculated and reported by respective unaffiliated investment managers on a monthly or quarterly basis. Unless the Valuation Designee is aware of information that a value reported to the Fund by a portfolio, underlying manager, or administrator does not accurately reflect the value of the Fund’s interest in that Private Investment Fund, the Valuation Designee will use the net asset value provided by the Private Investment Funds as a practical expedient to estimate the fair value of such interests.

Repurchase Offers

The Fund is a closed-end investment company structured as an interval fund and, as such, has adopted a fundamental policy to make quarterly repurchase offers, at per-class NAV, of not less than 5% of the Fund’s outstanding Shares on the repurchase request deadline. The Fund will offer to purchase only a small portion of its Shares each quarter, and there is no guarantee that shareholders will be able to sell all of the Shares that they desire to sell in any particular repurchase offer.

Under current regulations, such offers must be for not less than 5% nor more than 25% of the Fund’s Shares outstanding on the repurchase request deadline. If a repurchase offer is oversubscribed, the Fund may repurchase only a pro rata portion of the Shares tendered by each shareholder. The potential for proration may cause some investors to tender more Shares for repurchase than they wish to have repurchased or result in investors being unable to liquidate all or a given percentage of their investment during the particular repurchase offer.

Borrowing, Use of Leverage

On July 19, 2024, the Fund and certain of its wholly-owned subsidiaries (“Guarantors”) entered into a senior secured credit facility (the “Facility”) with Barings Finance LLC as joint lead arranger, PNC Bank, National Association (“PNC”) as administrative agent and joint lead arranger and with certain lenders from time to time as parties thereto (the “Lenders”). The Facility, as amended effective August 25, 2025, provides for borrowings on a committed basis in an

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

2. Significant Accounting Policies (continued)

aggregate principal amount up to $1,575,000,000. Under the Facility, the Fund has received a term loan in the amount of $300,000,000 (“Term Loan”) and may borrow up to an additional $1,275,000,000 on a revolving basis (the “Revolving Loan”). As of March 31, 2026, the Fund’s Revolving Loan has a balance in the amount of $400,000,000. The Facility may be increased from time to time in an aggregate of up to $3,000,000,000 on an uncommitted basis. The Revolving Loan and the Term Loan mature on August 23, 2030.

In connection with the Facility, the Fund and Guarantors have made certain customary representations and warranties and are required to comply with various customary covenants, reporting requirements and other requirements. The Facility contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of the Guarantors or the Fund; or (iii) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the Lenders may declare the outstanding advances and all other obligations under the Facility immediately due and payable. For the year ended March 31, 2026, the average balance outstanding, maximum amount borrowed, and weighted average interest rate under the Term Loan were $230,684,932, $300,000,000, and 7.03%, respectively. The interest rate at period end on the Term Loan was 6.57%. For the year ended March 31, 2026, the average balance outstanding, maximum amount borrowed, and weighted average interest rate under the Revolving Loan were $98,424,658, $425,000,000, and 7.34% respectively. The interest rate at period end on the Revolving Loan was 6.58%. The interest expense during the year ended March 31, 2026, was $31,054,750. Commitment fees incurred are prepaid and amortized over the term of the loan. For the year ended March 31, 2026, commitment fees were $2,060,768.

The use of leverage increases both risk of loss and profit potential. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed (including through one or more SPVs that are wholly-owned subsidiaries of the Fund), measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The Fund may be required to dispose of assets on unfavorable terms if market fluctuations or other factors reduce the Fund’s asset coverage to less than the prescribed amount. The interests of persons with whom the Fund (or SPVs that are wholly-owned subsidiaries of the Fund) enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s shareholders. In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the additional risk that it would be unable to timely, or at all, obtain leverage borrowing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

New Accounting Pronouncement

In December 2023, the FASB issued Accounting Standard Update No. 2023-09, Income Taxes (ASC 740) Improvements to Income Tax Disclosures (“ASU 2023-09”). The primary purpose of the amendments within ASU 2023-09 is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU 2023-09 require that public business entities on an annual basis (1) disclose specific categories in the rate reconciliation and (2) provide additional information for reconciling items that meet a quantitative threshold. In addition, the amendments in this ASU 2023-09 require that all entities disclose on an annual basis taxes paid disaggregated by federal, state, foreign, and individual jurisdiction (when income taxes paid is equal to or greater than five percent of total income taxes paid). The amendments in ASU 2023-09 are effective for annual periods of public business entities beginning after December 15, 2024. Early adoption is permitted for annual financial statements that have not yet been issued or made available for issuance. The amendments in ASU 2023-09 should be applied on a prospective basis. Retrospective application is permitted.

In the reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740) — Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure income taxes paid disaggregated by jurisdiction. Adoption of the new standard did not materially impact financial statement disclosures and did not affect the Fund’s financial position or the results of its operations. See Note 7 for more information.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

2. Significant Accounting Policies (continued)

Secured Borrowings

From time to time, the Fund may engage in sale/buy-back agreements, which are a type of secured borrowing. The amount, interest rate and terms of these agreements will be individually negotiated on a transaction-by-transaction basis. Each borrowing is secured by an interest in an underlying asset which is participated or assigned to the sale/buy-back counter party for the duration of the agreement.

There were no secured borrowings outstanding as of March 31, 2026.

Warehouse Investments

From time to time, the Fund may warehouse investments for other investment vehicles. The transactions between the Fund and the investment vehicles are executed at arms-length and at fair market value. The Fund may enter into agreements with its counterparties to protect itself from unexpected movements in fair market value during the warehouse period. As of March 31, 2026, the Fund has received $10,000,000 in a first loss reserve account that will be payable back to its counterparties if no loss is recognized during the warehouse period.

3. Principal Risks

Non-Diversified Status

The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Although the Investment Manager follows a general policy of seeking to spread the Fund’s capital among multiple Investment Funds, the Investment Manager may depart from such policy from time to time and one or more Investment Funds may be allocated a relatively large percentage of the Fund’s assets. Consequently, if one or more securities are allocated a relatively large percentage of the Fund’s assets, losses suffered by such securities could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of securities. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Investment Funds

The Fund will incur higher and duplicative expenses, including advisory fees, when it invests in shares of mutual funds (including money market funds), business development companies (“BDCs”), closed-end funds, exchange-traded funds (“ETFs”) and other pooled investment vehicles (“Investment Funds”). The Fund’s ability to achieve its investment objective depends largely on the performance of the Investment Funds selected. Each Investment Fund has its own investment risks, and those risks can affect the value of the Investment Funds’ securities and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any Investment Fund will be achieved. An Investment Fund may change its investment objective or policies without the Fund’s approval, which could force the Fund to withdraw its investment from such Investment Fund at a time that is unfavorable to the Fund. In addition, one Investment Fund may buy the same securities that another Investment Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose. There is also the risk that the ETFs in which the Fund invests that attempt to track an index may not be able to replicate exactly the performance of the indices they track, due to transaction costs and other expenses of the ETFs. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. The shares of listed closed-end funds may also frequently trade at a discount to their net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease, and it is possible that the discount may increase. The Fund may also be unable to liquidate its investment in Private Investment Funds when desired.

The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objectives and permissible under the Investment Company Act. Under one provision of the Investment Company Act, the Fund may not acquire the securities of other investment companies if, as a result, (i) more than 10% of the Fund’s total assets would be invested in securities of other investment companies, (ii) such purchase

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

3. Principal Risks (continued)

would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund or (iii) more than 5% of the Fund’s total assets would be invested in any one investment company. In some instances, the Fund may invest in an investment company in excess of these limits. For example, the Fund may invest in other registered investment companies, such as mutual funds, closed-end funds and ETFs, and in BDCs in excess of the statutory limits imposed by the Investment Company Act in reliance on Rule 12d1-4 under the Investment Company Act. These investments would be subject to the applicable conditions of Rule 12d1-4, which in part would affect or otherwise impose certain limits on the investments and operations of the underlying fund. Accordingly, if the Fund serves as an “underlying fund” to another investment company, the Fund’s ability to invest in other investment companies, private funds and other investment vehicles may be limited and, under these circumstances, the Fund’s investments in other investment companies, private funds and other investment vehicles will be consistent with applicable law and/or exemptive relief obtained from the SEC. The Fund has followed the requirements of Rule 12d1-4 with respect to its fund of funds arrangements.

Private Investment Funds

The Fund may invest in Private Investment Funds that are not registered as investment companies. As a result, the Fund as an investor in these funds would not have the benefit of certain protections afforded to investors in registered investment companies. The Fund may not have the same amount of information about the identity, value, or performance of the Private Investment Funds’ investments as such Private Investment Funds’ managers. Investments in Private Investment Funds generally will be illiquid and generally may not be transferred without the consent of the fund. The Fund may be unable to liquidate its investment in a Private Investment Fund when desired (and may incur losses as a result), or may be required to sell such investment regardless of whether it desires to do so. Upon its withdrawal of all or a portion of its interest in a Private Investment Fund, the Fund may receive securities that are illiquid or difficult to value. The Fund may not be able to withdraw from a Private Investment Fund except at certain designated times, thereby limiting the ability of the Fund to withdraw assets from the Private Investment Fund due to poor performance or other reasons. The fees paid by Private Investment Funds to their advisers and general partners or managing members often are higher than those paid by registered funds and generally include a percentage of gains. The Fund will bear its proportionate share of the management fees and other expenses that are charged by a Private Investment Fund in addition to the management fees and other expenses paid by the Fund.

Derivative Instruments

The Fund may use options, swaps, futures contracts, forward agreements, reverse repurchase agreements and other similar transactions. The Fund’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Fund may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Investment Manager to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund’s derivative investments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain.

Economic Downturn or Recession and Other Market Disruptions

Many of the Fund’s investments may be issued by companies susceptible to economic slowdowns or recessions. Therefore, the Fund’s non-performing assets are likely to increase, and the value of its portfolio is likely to decrease, during these periods. A prolonged recession may result in losses of value in the Fund’s portfolio and a decrease in the

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

3. Principal Risks (continued)

Fund’s revenues, net income and NAV. Unfavorable economic conditions also could increase the Fund’s funding costs, limit the Fund’s access to the capital markets or result in a decision by lenders not to extend credit to it on terms it deems acceptable. These events could prevent the Fund from increasing investments and harm the Fund’s operating results.

The Fund may also be adversely affected by uncertainties and events around the world, such as public health emergencies, terrorism, political developments, and changes in government policies, taxation, threatened or actual imposition of tariffs, restrictions on foreign investment and currency repatriation, currency fluctuations and other developments in the laws and regulations of the countries in which it is invested.

Additionally, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Fund’s investments.

The current presidential administration has called for and is seeking to quickly enact significant changes to U.S. fiscal, tax, trade, healthcare, immigration, foreign, and government regulatory policy. Significant uncertainty exists with respect to legislation, regulation and government policy at the federal level, as well as the state and local levels. Recent events have created a climate of heightened uncertainty and introduced new and difficult-to-quantify macroeconomic and political risks with potentially far-reaching implications. There has been a corresponding meaningful increase in the uncertainty surrounding interest rates, inflation, foreign exchange rates, trade volumes and fiscal and monetary policy. Although the Fund cannot predict the impact, if any, of these changes to the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows.

SOFR Risk

Secured Overnight Financing Rate (“SOFR”) is a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repo data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the NYFR Federal Reserve Bank of New York (“NYFR”). If data from a given source required by the NYFR to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from the London Interbank Offered Rate (“LIBOR”). As a result of benchmark reforms, publication of all LIBOR settings ceased as of June 30, 2023 and all synthetic U.S. dollar LIBOR settings were discontinued at the end of September 2024. LIBOR was intended to be an unsecured rate that represented interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known. All of the aforementioned may adversely affect the Fund or a portfolio fund’s performance or NAV.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

3. Principal Risks (continued)

Limited Liquidity

Shares in the Fund provide limited liquidity since shareholders will not be able to redeem Shares on a daily basis. A shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made quarterly by the Fund. In addition, the Fund does not expect any trading market to develop for the Shares.

As a result, if investors decide to invest in the Fund, they will have very limited opportunity to sell their Shares. Shares in the Fund are therefore suitable only for investors who can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

4. Investment Management and Other Agreements

The Fund has entered into an investment management agreement (the “Investment Management Agreement”) with the Investment Manager. Pursuant to the Investment Management Agreement, the Fund pays the Investment Manager a monthly Investment Management Fee equal to 0.95% on an annualized basis of the Fund’s average net assets.

The Fund has adopted a Distribution and Service Plan with respect to Class D Shares in compliance with Rule 12b-1 under the Investment Company Act. Under the Distribution and Service Plan, the Fund may pay as compensation up to 1.00% on an annualized basis of the aggregate net assets of the Fund attributable to Class D Shares, to the Fund’s Distributor or other qualified recipients under the Distribution and Service Plan. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. For purposes of determining the Distribution and Servicing Fee, NAV will be calculated prior to any reduction for any fees and expenses, including, without limitation, the Distribution and Servicing Fee payable. Class I Shares are not subject to the Distribution and Service Plan.

Through July 30, 2026, the Investment Manager has agreed to waive and/or reimburse the Fund to the extent that the Distribution and Service Fee paid by the Fund exceeds 0.85% of the Fund’s aggregate net assets attributable to Class D Shares on an annualized basis.

Foreside Fund Services, LLC serves as the Fund’s distributor and UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and administrator. For the year ended March 31, 2026, the Fund’s allocated UMBFS fees are reported on the Consolidated Statement of Operations.

An officer of the Fund is an employee of UMBFS. The Fund does not compensate officers affiliated with the Fund’s administrator. An officer and Trustee of the Fund is an employee of the Investment Manager. The Fund does not compensate Trustees or officers affiliated with the Investment Manager for their service to the Fund. For the year ended March 31, 2026, the Fund’s allocated fees incurred for Trustees are reported on the Consolidated Statement of Operations.

Vigilant Compliance, LLC provides Chief Compliance Officer (“CCO”) services to the Fund. The Fund’s allocated fees incurred for CCO services for the year ended March 31, 2026, are reported on the Consolidated Statement of Operations.

5. Fair Value of Investments

Fair value — Definition

All investments in securities are recorded at fair value. The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•  Level 1 — Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

5. Fair Value of Investments (continued)

•  Level 2 — Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

•  Level 3 — Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in Private Investment Funds measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of March 31, 2026:

Assets	Level 1	Level 2	Level 3	Net Asset Value	Total
Investments, at fair value
Senior Secured Loans	$—	$19,187,758	$1,790,786,567	$—	$1,809,974,325
Private Investment Vehicles	—	—	235,807,131	5,611,964,941	5,847,772,072
Collateralized Loan Obligations	—	2,004,240	62,668,913	—	64,673,153
Preferred Stocks	—	—	61,814,200	—	61,814,200
Common Stocks	1,043,177	—	5,464,430	—	6,507,607
Subordinated Debt	—	—	2,000,000	—	2,000,000
Asset-Backed Securities	—	—	17,479,837	—	17,479,837
Warrants	—	—	2,280,137	—	2,280,137
Short-Term Investments	331,401,928	—	—	—	331,401,928
Total Investments, at fair value	$332,445,105	$21,191,998	$2,178,301,215	$5,611,964,941	$8,143,903,259
Other Financial Instruments[1]
Forward Contracts	$—	$10,212,735	$—	$—	$10,212,735
Total Assets	$332,445,105	$31,404,733	$2,178,301,215	$5,611,964,941	$8,154,115,994
Liabilities
Other Financial Instruments[1]
Forward Contracts	$—	$2,779,260	$—	$—	$2,779,260
Total Liabilities	$—	$2,779,260	$—	$—	$2,779,260

1       Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

5. Fair Value of Investments (continued)

The following table presents the changes in assets and transfers in and out for investments that are classified in Level 3 of the fair value hierarchy for the year ended March 31, 2026:

	Senior Secured Loans	Private Investment Vehicles	Collateralized Loan Obligations	Preferred Stocks	Common Stocks
Balance as of April 1, 2025	$ 1,007,170,536	$ 286,453,384	$ 58,368,832	$ 57,515,128	$ 6,095,834
Purchases	2,924,388,130	265,726,098	62,779,734	14,324,464	1,929
Sales/Paydowns	(2,111,840,730)	(283,491,974)	(57,502,866)	(21,000,051)	—
Realized gains (losses)	11,905,195	(49,248)	565,783	6,300,051	—
Original issue discount and amendment fees	(478,219)	—	332,041	—	—
Accretion	4,778,075	20,353	42,568	—	—
Change in Unrealized appreciation (depreciation)	(20,295,102)	2,137,816	(1,917,179)	(3,119,572)	(633,333)
Transfers In1	—	—	—	7,794,180	—
Transfers Out[2]	(24,841,318)	(34,989,298)	—	—	—
Balance as of March 31, 2026	$ 1,790,786,567	$ 235,807,131	$ 62,668,913	$ 61,814,200	$ 5,464,430
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2026	(18,288,238)	6,275,215	(833,023)	(2,697,490)	(633,333)
	Subordinated Debt	Asset-Backed Securities	Warrants	Total
Balance as of April 1, 2025	$ 9,001,761	$ —	$ 229,675	$ 1,424,835,150
Purchases	58,866	15,818,428	—	3,283,097,649
Sales/Paydowns	(5,043,476)	—	—	(2,478,879,097)
Realized gains (losses)	(2,031,369)	(353,047)	—	16,337,365
Original issue discount and amendment fees	—	—	—	(146,178)
Accretion	—	5,138	—	4,846,134
Change in Unrealized appreciation (depreciation)	14,218	2,009,318	2,050,462	(19,753,372)
Transfers In1	—	—	—	7,794,180
Transfers Out[2]	—	—	—	(59,830,616)
Balance as of March 31, 2026	$ 2,000,000	$ 17,479,837	$ 2,280,137	$ 2,178,301,215
Net change in unrealized appreciation/(depreciation) attributable to Level 3 investments held at March 31, 2026	$ —	$ 2,009,317	$ 2,050,462	$ (12,117,090)

1       Transferred from Level 2 to Level 3 because observable market data became unavailable for the investments.

2       Transferred from Level 3 to Level 2 because observable market data became available for the investments.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

5. Fair Value of Investments (continued)

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of March 31, 2026.

The weighted average is calculated by weighting relative fair value.

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs	Weighted Average	Impact on Valuation from an increase in input
Collateralized Loan Obligations	$ 62,668,913	Income Approach	Interest Rate/ Discount Margin	7.00% – 27.00%	8.15%	Decrease
			Default Rate	3% CDR	3% CDR	Decrease
			Recovery Rate	65%	65%	Increase
			Term	Maturity, or Reinvestment + 24 months	N/A	Decrease
			Prepayment Assumptions	20% CPR	20% CPR	Increase
			Reinvestment Assumptions	$99.00	$99.00	Decrease
Total Collateralized Loan Obligations, at fair value	62,668,913
Asset-Backed Securities	17,479,837	Income approach	Discount Rate	13.25%	13.25%	Decrease
Total Asset-Backed Securities, at fair value	17,479,837
Common Stocks	5,462,501	Market Approach	EBITDA Multiple	8.0x – 10.0x	10.0x	Increase
	1,929	Market Approach	Recent Transaction Price	$0.00 – $1.00	$1.00	Increase
Total Common Stocks, at fair value	5,464,430
Preferred Stocks	7,804,205	Market Approach	Enterprise Value	$694	$694	Increase
	9,168,339	Market Approach	Recent Transaction Price	$0.01	$0.01	Increase
	1,528,310	Market Approach	EBITDA Multiple	8.0x – 11.0x	10.8x	Increase
	6,334,110	Income Approach	Exercise Price	$2,319.10 – $2,746.80	$2,604.24	Decrease
			Expected Volatility	30%	30%	Increase
	4,900,500	Income Approach	Discount Rate	10.99%	10.99%	Decrease
	32,078,736	Market/ Income Approach	EBITDA Multiple	9.5x – 20.5x	13.5x	Increase
			Revenue Multiple	1.6x – 6.0x	4.4x	Increase
			Discount Rate	11.94%	11.94%	Decrease
Total Preferred Stocks, at fair value	61,814,200

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

5. Fair Value of Investments (continued)

Investments	Fair Value	Valuation Technique	Unobservable Inputs	Range of Inputs	Weighted Average	Impact on Valuation from an increase in input
Private Investment Vehicles	$ 5,138,882	Income Approach	Weighted Average Cost of Capital	12.32% – 15.00%	14.11%	Decrease
	103,357,411	Income Approach	Discount Rate	7.80% – 25.80%	12.87%	Decrease
	40,974,821	Market approach	Recent Transaction Price	$100.00 – $24,714,003.14	$15,685,222.68	Increase
	18,712,260	Market approach	EBITDA Multiple	11.5x	11.5x	Increase
	67,623,757	Market approach	Enterprise value ($ Millions)	$5 – $207	$136	Increase
Total Private Investment Vehicles, at fair value	235,807,131
Senior Secured Loans	664,337,548	Income approach	Discount Rate/Discount Margin	3.91% – 26.46%	9.94%	Decrease
			LTM Revenue ($ Millions)	$11 – $9,000	$2,168	Increase
			Debt/EBITDA	-6.7x – 15.4x	5.2x	Decrease
			Interest Coverage	-0.5x – 9.9x	2.7x	Increase
	27,910,029	Market approach	EBITDA Multiple	5.3x – 8.5x	6.9x	Increase
	6,000,000	Market approach	Enterprise value ($ Millions)	$297 – $694	$297	Increase
	1,092,538,990	Market approach	Recent Transaction Price	$95.10 – $100.01	$98.64	Increase
Total Senior Secured Loans, at fair value	1,790,786,567
Subordinated Debt	2,000,000	Market approach	EBITDA Multiple	15.1x	15.1x	Increase
Total Subordinated Debt, at fair value	2,000,000
Warrants	2,280,137	Income approach	Exercise Price	$0.01 – $43.78	$39.46	Decrease
	—		Expected Volatility	37% – 68%	47%	Increase
Total Warrants, at fair value	2,280,137
Total investments, at fair value	2,178,301,215

6. Capital Stock

The Fund is authorized as a Delaware statutory trust to issue an unlimited number of Shares in one or more classes, with a par value of $0.001. The minimum initial investment in Class D Shares by any investor is $50,000. The minimum initial investment in Class I Shares by any investor is $10,000,000. The minimum additional investment in the Fund by any shareholder is $5,000. However, the Fund, in its sole discretion, may accept investments below these minimums. Shares may be purchased by principals and employees of the Investment Manager or its affiliates and their immediate family members without being subject to the minimum investment requirements.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

6. Capital Stock (continued)

Investments in Class D Shares of the Fund are subject to a front-end sales charge (load) of up to 2.00% of the amount invested. The full amount of the sales load may be reallowed to broker/dealers or other financial intermediaries. Eligible investors may qualify for a sales charge discount if they and their family invest, or agree to invest in the future, at least $100,000 in Class D Shares of the Fund. Class I Shares are not subject to any initial sales charge. Shares will generally be offered for purchase on each business day, except that Shares may be offered more or less frequently as determined by the Fund in its sole discretion. The Board may also suspend or terminate offerings of Shares at any time.

Pursuant to Rule 23c-3 under the Investment Company Act, on a quarterly basis, the Fund offers shareholders holding all classes of Shares the option of redeeming Shares at NAV. The Board determines the quarterly repurchase offer amount (“Repurchase Offer Amount”), which can be no less than 5% and no more than 25% of all Shares of all classes outstanding on the repurchase request deadline. If shareholders tender more than the Repurchase Offer Amount, the Fund may, but is not required to, repurchase an additional amount of Shares not to exceed 2% of all outstanding Shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender Shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding Shares on the repurchase request deadline, the Fund will repurchase the Shares on a pro rata basis. However, the Fund may accept all Shares tendered for repurchase by shareholders who own less than $2,500 worth of Shares and who tender all of their Shares, before prorating other amounts tendered. In addition, the Fund may accept the total number of Shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is the shareholder’s obligation to both notify and provide the Fund with supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan. The results of the repurchase offers conducted for the year ended March 31, 2026 are as follows:
Commencement Date	May 15, 2025	August 14, 2025	November 13, 2025	February 13, 2026
Repurchase Request Deadline	June 16, 2025	September 15, 2025	December 15, 2025	March 18, 2026
Repurchase Pricing date	June 16, 2025	September 15, 2025	December 15, 2025	March 18, 2026

Net Asset Value as of Repurchase Pricing Date
Class D	$—	$11.05	$11.05	$10.95
Class I	$11.12	$11.06	$11.06	$10.98

Amount Repurchased
Class D	$—	$—	$—	$29,519
Class I	$269,517,966	$152,296,785	$445,636,236	$581,887,631

Percentage of Outstanding Shares Repurchased
Class D	—	—	—	0.28%
Class I	4.47%	2.23%	5.75%	7.01%

7. Federal Income Taxes

At March 31, 2026, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$7,587,497,870
Gross unrealized appreciation	$811,678,215
Gross unrealized depreciation	(261,395,734)
Net unrealized appreciation on investments	$550,282,481

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in partnership and PFIC investments.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

7. Federal Income Taxes (continued)

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share. For the year ended March 31, 2026, permanent differences are due to the reversal of consolidation of subsidiaries.

Increases/(Decrease)
Capital	Total Distributable Earnings (Loss)
$17,834,834	$(17,834,834)

As of March 31, 2026, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Accumulated capital and other losses	—
Unrealized appreciation/(depreciation)
Investments	550,282,481
Foreign Currency	402,158
Organizational costs	(46,603)
Total distributable earnings	$550,638,036

The tax character of distributions paid during the fiscal years ended March 31, 2026 and March 31, 2025 were as follows:

	2026	2025
Distribution paid from:
Ordinary income	$370,259,855	$265,003,744
Return of Capital	277,554,541	18,676,061
Net long-term capital gains	51,339,754	44,548,771
Total distributions paid	$699,154,150	$328,228,576

At March 31, 2026, the Fund had no accumulated capital loss carry forward.

The Fund is allowed to defer certain capital or ordinary losses that occur after October 31 and December 31, respectively. Losses are recognized the first day of the next tax year. For the tax year ended March 31, 2026, the Fund did not defer any such losses.

Domestic Blocker Income Tax

The current taxes reflect the estimated tax liability of the Fund as of March 31, 2026, based on taxable income of the Subsidiaries that are taxable as corporations. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities of the Subsidiaries for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of the available evidence, it is more likely than not that all of the deferred income tax assets will not be realized.

Currently, the federal income tax rate for a corporation is 21% and the Fund is using a blended state tax rate net of Federal benefit is 3.95%. As of March 31, 2026, the Fund recorded a net deferred tax liability for the investments of the Subsidiaries. Should a net deferred tax asset exist in the future, the Fund will assess whether a valuation allowance should be booked to reserve against that asset.

The Fund’s current and deferred tax (expense)/benefit as of March 31, 2026 consists of the following:

Current Tax (Expense) Benefit:
Federal	$(1,001,330)
State	(250,960)
Total Current Tax (Expense) Benefit	$(1,252,290)

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

7. Federal Income Taxes (continued)

Deferred Tax (Expense) Benefit:
Federal	$(3,016,895)
State	(756,114)
Total Deferred Tax (Expense) Benefit	(3,773,009)
Total Income Tax (Expense) Benefit	$(5,025,299)

Components of the Fund’s deferred tax assets and liabilities are as follows:

Deferred tax assets:
Net operating loss carryforward	$578,250
Deferred tax liability:
Net unrealized gain on investment securities	$(6,501,808)
Net Deferred Tax Asset/(Liability)	$(5,923,558)

Total income tax (expense)/benefit (current and deferred) differs from the amount computed by applying the federal and state statutory income tax rates to net investment income and realized and unrealized gain/(losses) on investment before taxes as follows:

	Amount	Percent
Federal Income tax expense at statutory rate	$(4,212,021)	21.00%
State Income taxes (net of federal benefit)	(792,261)	3.95%
Changes in valuation allowances	(5,401)	0.11%
Changes in unrecognized tax benefits (including prior period adjustments)	(15,616)	0.31%
Net income tax expense	$(5,025,299)	25.37%

The following table summarizes income taxes paid (net of refunds received):

March 31, 2026
U.S. federal	$69,946
Total	$69,946

As it pertains to the Subsidiaries, the utilization of net operating losses in future years is limited to the lesser of all available net operating losses or 80% of taxable income before net operating loss utilization. For the tax year ended March 31, 2026, the Subsidiaries deferred $2,295,986 of net operating losses.

As it pertains to the Subsidiaries, capital losses incurred during the year can be carried back three years or forward five years. The Subsidiaries did not utilize or defer any capital losses during the tax year ended March 31, 2026.

8. Investment Transactions

For the year ended March 31, 2026, purchases net of unfunded commitments and sales of investments, excluding short-term investments, were $6,137,920,809 and $3,108,788,910, respectively.

9. Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

10. Derivatives and Hedging Disclosures

U.S. GAAP requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effects on the Fund’s financial position, performance and cash flows. The Fund invested in forward foreign exchange currency contracts for the year ended March 31, 2026 in order to hedge overall portfolio currency risk. By entering into these contracts, the Fund agrees to exchange different currencies at a specified exchange rate at an agreed-upon future date. The Fund may be susceptible to the risk of changes in the foreign exchange rate underlying the forward contract and of the counterparty’s potential inability to fulfill the terms of the contract.

The effects of these derivative instruments on the Fund’s financial position and financial performance as reflected in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations are presented in the tables below. The fair values of derivative instruments, as of March 31, 2026, by risk category are as follows:

Consolidated Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Value
Unrealized appreciation on forward foreign currency exchange contracts	Forward Contracts	$10,212,735
Unrealized depreciation on forward foreign currency exchange contracts	Forward Contracts	(2,779,260)
Total		$7,433,475
Amount of Net Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Forward Contracts	Total
Forward Foreign Currency Exchange Contracts	$(17,908,857)	$(17,908,857)
Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized in Income
Derivatives not designated as hedging instruments	Forward Contracts	Total
Forward Foreign Currency Exchange Contracts	$11,532,008	$11,532,008

The quarterly average volumes of derivative instruments as of March 31, 2026 are as follows:

Derivatives not designated as hedging instruments		Notional Value
Forward Foreign Currency Exchange Contracts	Long Forward Contracts	$129,724,704
	Short Forward Contracts	(409,418,508)

11. Private Investment Vehicles

The following table represents investment strategies, unfunded commitments and redemptive restrictions of investments that are measured at NAV per share (or its equivalent) as a practical expedient as of March 31, 2026:

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
ACM Uprise Direct 2024 LLC (Participation in Membership Interests)	Private ABS co-investment	$35,763,541	$34,989,298	$191,246	None	N/A	In perpetuity or until the Company is dissolved and its affairs wound up in accordance with the provisions stated in the agreement
ACRE Credit Portfolio II, LP	Real estate credit	108,691,459	108,484,917	91,308,541	None	N/A	Partnership shall continue until the sixth anniversary of the final closing date, unless extended for up to two additional periods of one year each by the General Partner

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
AG Asset Based Credit Evergreen Fund, LP	Private ABS	$126,000,000	$129,374,913	$14,000,000	Annually	One year after initial capital commitment

Partnership shall continue until the dissolution of the TPG AG ABC Master Funds or until a date specified by the General Partner (Master Fund term: Partnership dissolves upon the first of: a dissolution date specified by the General Partner, or a withdrawal event under Section 17-402 of the Delaware Act).

AG Asset Based Credit Fund L.P.	Private ABS	99,000,000	117,685,000	11,000,000	None	N/A	Until the fourth anniversary of the expiration or termination of the commitment period with up to two one-year extensions
AG Essential Housing Fund II Holdings (DE), L.P.	Real estate credit	551,114	3,360,723	6,825,000	None	N/A	Three years from the end of the commitment period with two one-year extensions
Ares Commercial Finance, LP	Asset-based lending	93,710,220	107,115,407	100,393,244	Annually	30-Jun-27	Partnership continues until it no longer holds any Portfolio Investments
Ares Insurance Partners, LP	Opportunistic	14,380,284	18,359,463	5,619,716	None	N/A

Partnership shall continue until the end of the fiscal quarter during which the tenth anniversary of the final closing deadline occurs. The term may be extended by the GP in its sole discretion for up to two additional one-year periods.

Ares Pathfinder Fund II (Offshore), LP	Asset-based lending	8,156,792	8,992,750	7,174,431	None	N/A	Until the eighth anniversary of the initial capital contribution with two one-year extensions
Ares Special Opportunities Fund (Offshore), LP	Direct lending and structured capital/mezzanine	4,632,487	3,848,367	1,023,642	None	N/A	Until the end of the fiscal quarter during which the tenth anniversary of the final closing deadline as defined by the limited partnership agreement with two one-year extensions

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Ares Special Opportunities Fund II (Offshore), LP	Direct lending and structured capital/mezzanine	$26,252,127	$33,952,042	$3,444,131	None	N/A	Until the end of the fiscal quarter during which the tenth anniversary of the final closing deadline as defined by the limited partnership agreement with two one-year extensions
Balbec IGCF VI Annex Fund, L.P.	Private ABS	38,250,000	41,045,910	36,750,000	None	N/A	The earlier of which the Fund distributes all of the assets, or when the GP in its sole discretion commences the wind up.
Banner Ridge DSCO Fund I, LP	Diversified credit strategies	8,935,391	18,971,656	36,207,747	None	N/A	Until the tenth anniversary of the initial closing date with two one-year extensions
Banner Ridge DSCO Fund II (Offshore), LP	Diversified credit strategies	29,209,951	41,585,557	70,790,049	None	N/A	Until the tenth anniversary of the initial closing date with two one-year extensions
Banner Ridge Secondary Fund IV (Offshore), LP	Secondaries	354,477	5,128,442	9,645,523	None	N/A	June 15, 2031 with one-year extensions available
Banner Ridge Secondary Fund V (Offshore), LP	Secondaries	92,851,664	160,797,902	107,027,544	None	N/A	Until the tenth anniversary of the activation date with two one-year extensions
Banner Ridge Secondary Fund VI (Offshore), LP	Secondaries	11,957,676	15,904,846	224,042,324	None	N/A	10 years from the Activation Date (the “Initial Term” per Section 2.5), with the GP able to authorize two successive one-year extensions (up to 12 years total) without LP consent.
Barings Capital Solutions Perpetual Fund (CA), LP	Specialty lending	49,091,476	54,415,376	8,577,236	Annually	No withdrawals during first two years after formation. Afterward, 90 days to receive redemption	The Partnership shall continue for an unlimited period unless it is wound up and subsequently dissolved.
Benefit Street Partners Real Estate Opportunistic Debt Fund L.P.	Real estate credit	20,522,454	24,299,258	52,534,877	None	N/A	Sixth anniversary of the final closing date with two one-year extensions
Blackstone Tactical Opportunities Fund (Matrix Co-Invest) LP	Asset-based lending co-investment	1,730,630	2,053,137	4,647,853	None	N/A	Until the partnership is dissolved and subsequently terminated

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Blue Owl First Lien Fund (Offshore), L.P.	Middle market direct lending	$2,099,338	$1,763,365	$375,000	None	N/A	Until the end of the fiscal quarter during which the seventh anniversary of the final closing date occurs with two one-year extensions
Blue Owl Real Estate Fund, VI, LP	Real estate triple net leasing	16,423,040	17,976,260	8,573,664	None	N/A	Until the last day of the calendar quarter containing the seventh anniversary of the initial closing date with two one-year extensions
Boost Co-Invest LP	Preferred equity co-investment	994,054	1,630,011	745,908	None	N/A	Until all investments are liquidated and all proceeds are distributed or as determined by the general partner
BP Holdings Zeta LP — Class A	Real estate credit co-investment	7,987,120	8,777,485	—	None	N/A

Until the earlier of May 30, 2029, the final distribution of the assets of the partnership, and the expiration of the term of the last remaining Fund Entity as defined by the limited partnership agreement.

BP Holdings Zeta LP — Class B	Real estate credit co-investment	1,410,673	2,348,476	—	None	N/A

Until the earlier of May 30, 2029, the final distribution of the assets of the partnership, and the expiration of the term of the last remaining Fund Entity as defined by the limited partnership agreement.

BPC Opportunities Offshore Feeder Fund V LLC	Specialty lending	21,148,502	24,957,334	13,851,498	None	N/A	Company shall continue until the 6th anniversary of the closing date. The term may be extended for up to two additional one year periods.
BPC Real Estate Debt Fund, LP	Real estate credit	53,750,018	66,790,053	70,917,228	None	N/A	Until the third anniversary of the expiration of the investment period with two additional one-year periods and thereafter, additional one-year periods with consent of the Advisory Committee.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
BSOF Parallel Onshore Fund L.P. (Class Absolute III Series 3)	Regulatory capital relief co-investment	$5,242,498	$3,750,208	$—	None	N/A	Until the partnership is wound up and subsequently dissolved.
BSOF Parallel Onshore Fund L.P. (Class Chestnut II Series 2)	Regulatory capital relief co-investment	20,108,879	20,620,744	—	None	N/A	Until the partnership is wound up and subsequently dissolved.
BSOF Parallel Onshore Fund L.P. (Class Colonnade 2024 Series 3)	Regulatory capital relief co-investment	10,250,000	10,495,231	—	None	N/A	Until the partnership is wound up and subsequently dissolved.
BSOF Parallel Onshore Fund L.P. (Class SRT Enhanced Series 3)	Regulatory capital relief	106,277,431	111,403,152	385,451	Annually	None	Until the partnership is wound up and subsequently dissolved.
BSOF Parallel Onshore Fund L.P. (Class SRT Enhanced Series 6)	Regulatory capital relief	149,488,797	150,654,350	511,203	Annually	None	Until the partnership is wound up and subsequently dissolved.
BSP Pioneer Investors Feeder, L.P.	GP stakes	46,439,595	50,567,899	3,560,405	None	N/A	Until the fiscal quarter during which the sixth anniversary of the Closing Date occurs, subject to extension for up to four successive one-year periods
Burford Advantage Feeder Fund A, LP	Litigation finance	833,582	1,620,777	11,938,863	None	N/A	Fifth anniversary of the initial closing with two one-year extensions
Callodine Perpetual ABL Fund, LP	Asset-based lending	97,717,483	87,059,857	5,000,000	Quarterly[3]	Twelve months after the effective date of capital commitment	Perpetual unless sooner terminated in accordance with the provisions of the limited partnership agreement
Carlyle Credit Opportunities Fund II (Parallel), SCSp	Structured capital/mezzanine	8,035,701	6,485,944	6,674,801	None	N/A	February 2029 with two consecutive one-year extensions
Carlyle Credit Opportunities Fund III (Parallel), SCSp	Structured capital/mezzanine	10,001,506	10,384,066	10,845,419	None	N/A	December 2028, subject to two one-year extensions with the consent of the Investor Advisory Committee or a majority in interest of the combined limited partners.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
CCOF Alera Aggregator, L.P.	Preferred equity co-investment	$4,875,846	$7,503,281	$—	None	N/A	Until dissolved and liquidated in accordance with the limited partnership agreement
CCOF III Nexus Co-Invest Aggregator, L.P.	Subordinated debt co-investment	3,615,905	5,911,054	487,303	None	N/A	Until wound up and subsequently dissolved pursuant to the limited partnership agreement
CCOF Sierra II, L.P.	Preferred equity co-investment	2,966,146	4,690,962	100,000	None	N/A	Ten-year anniversary of the final closing date with two one-year extensions
Cheval Blanc Co-Invest, L.P.	Structured capital/mezzanine co-investment	14,649,107	17,154,815	385,165	None	N/A	The Partnership shall continue in existence until such time as all of the Investments of the Partnership are liquidated
Chilly HP SCF Investor, LP	Preferred equity co-investment	3,017,701	3,368,385	—	None	N/A	Until the dissolution of the partnership in accordance with the limited partnership agreement
Comvest Special Opportunities Fund, L.P.	Structured capital/mezzanine	14,775,066	16,855,268	6,276,209	None	N/A	Seventh anniversary of the final closing with two one-year extensions
Contingency Capital EG Fund (US) LP	Litigation finance	40,944,229	47,270,992	138,354,634	Quarterly

Hard Lockup: 24 months for initial commitments; 12 months for commitments made after more than 12 months after the initial commitment

Soft Lockup: 12 months following the hard lock-up; early withdrawal fee of the product of (i) the number of days remaining during the soft lock-up period and (ii) 3% paid to the fund

							Until the dissolution of the partnership in accordance with the limited partnership agreement

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Contingency Capital Fund I-A, LP	Litigation finance	$56,471,367	$75,408,141	$9,333,768	None	N/A

Until the earlier of the termination of the last remaining master fund or the termination of the Partnership in accordance with the limited partnership agreement (Master Fund term: Partnership shall continue through the seventh anniversary of the Final Closing Date. General Partner may extend the term for not more than three subsequent one-year periods).

Corrum Capital Entertainment Lending II-B, LP	Royalty-backed credit	72,765,105	73,155,037	3,054,096	None	N/A	Partnership shall continue until the 8th anniversary of the closing date. The Partnership may be extended for up to two additional one-year periods at the sole discretion of the General Partner.
Crestline Nevermore Holdco, L.P.	Asset-based lending co-investment	5,126,088	4,578,524	10,001,793	None	N/A	Until the partnership is wound up and subsequently dissolved in accordance with the limited partnership agreement
Crestline PF Sentry Fund (US), LP	Asset-based lending	28,539,771	27,382,622	46,849,004	None	N/A	Until dissolved in accordance with the limited partnership agreement
CW Credit Opportunity 2 LP	Asset-based co-investment	22,889,117	24,631,296	13,889,316	None	N/A	Until December 31 after the maturity date of the CoreWeave Loan with two one-year extensions.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
D.E. Shaw Diopter International Fund II, L.P.	Regulatory capital relief	$13,641,267	$14,352,485	$36,358,733	None	N/A

The term of the Partnership will end of the 76 month anniversary of the last day of the month of the final closing date, subject to two one-year extensions. The first extension is subject to the joint consent of the manager and fund managers of the US Feeders and parallel funds and the second extension is subject to the same consents plus selected regular members.

D.E. Shaw Diopter International Fund, L.P.	Regulatory capital relief	30,774,736	43,772,444	16,082,155	None	N/A

The term of the Partnership will end of the 76 month anniversary of the last day of the month of the final closing date, subject to two one-year extensions. The first extension is subject to the joint consent of the manager and fund managers of the US Feeders and parallel funds and the second extension is subject to the same consents plus selected regular members.

Dawson Portfolio Finance Evergreen LP	Portfolio finance	300,000,000	351,187,729	—	Quarterly	N/A	Shall be indefinite and shall continue in full force and effect until dissolved in accordance with the Limited Partnership Agreement

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Dawson Portfolio Finance (Lux) SICAV	Portfolio finance	$150,000,000	$167,160,000	$—	Quarterly	None

Upon the occurrence of the withdrawal of the General Partner, unless the Advisory Board agrees to continue the Partnership and to appoint a new General Partner within 90 days of the withdrawal of the General Partner

Eiger Funding (PCC) Limited — Cell 18 – Yosemite	Structured capital/mezzanine	14,223,581	14,342,116	462,321	None	N/A

No fixed term. The Cell terminates at such time as no assets are held by the PCC on behalf of the Cell, there are no outstanding Investor Commitments, and all amounts available for distribution to investors have been distributed. Investor giveback obligations survive for 2 years following termination of the Cell.

EVP Credit SPV I LP	Specialty lending co-investment	17,022,619	18,131,985	1,077,381	None	N/A	Partnership will continue in full force and effect until the final disposition, repayment or other realizations of the Partnership’s investments.
EVP II LP	Growth capital	31,303,840	50,242,427	8,696,160	None	N/A	Until eight years from the final closing date with two consecutive one-year extensions
Felicitas Diner Offshore, LP	Preferred equity co-investment	2,969,495	2,361,499	70,080	None	N/A	Until the earlier of the dissolution of the fund or an election by the general partner to terminate the fund
Felicitas Secondary Fund II Offshore, LP	Secondaries	10,434,114	10,659,926	2,710,414	None	N/A	January 10, 2030 with one-year extensions available
Felicitas Liquidity Solutions Fund (Offshore), LP	Secondaries	44,937,188	50,646,505	55,062,812	Quarterly	Two year lock up from February 2, 2026.	The Partnership shall continue perpetually until any of the termination events occur.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Franklin BSP Capital Corp	Middle market direct lending	$1,684,852	$1,529,733	$—	Annually[1]	N/A	N/A
FTAI Aircraft Leasing Offshore SPV (2025) L.P.	Aircraft leasing	37,500,000	41,456,516	12,500,000	None	N/A	The SPV shall be dissolved on the fifth anniversary of the expiration of the Acquisition Period.
GCF III Feeder LP	Legal assets	9,568,518	11,484,519	5,431,482	None	N/A	Partnership term expires on the 6th anniversary of the final closing date. The GP has the ability to extend the term by 2 one-year extensions.
GPC Partners III (Duo) Coinvest Parallel-A, L.P.	Structured credit	1,000,926	1,000,926	49,074,074	None	N/A	Dissolves on the earlier of (a) the date the Partnership has disposed of all of its Investments or (b) the date the winding-up of the Fund commences per the Fund Agreement
Gramercy PG Feeder LP (Common Interests)	Litigation finance co-investment	10,477,594	18,870,468	—	None	N/A	Until terminated, wound up and subsequently dissolved pursuant to the limited partnership agreement
Gramercy PG Feeder LP (Preferred Interests)	Litigation finance co-investment	5,450,422	7,002,943	—	None	N/A	Until terminated, wound up and subsequently dissolved pursuant to the limited partnership agreement
Gramercy PG Holdings II, LP	Litigation finance co-investment	24,570,000	30,369,767	430,000	None	N/A

Until the sixth anniversary of the initial closing date, unless extended by the General Partner for a period of one year, and any successive periods of one year each with the consent of a majority in interest

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Gramercy PG Holdings LP	Litigation finance co-investment	$1,243,781	$1,436,496	$—	None	N/A

Partnership will continue until the sixth anniversary of the initial closing date, unless extended for a period of one year in the discretion of the General Partner, and any further successive periods of one year each with preferred approval.

Gramercy PG Holdings LP (Preferred)	Litigation finance co-investment	680,920	752,098	—	None	N/A

Partnership will continue until the sixth anniversary of the initial closing date, unless extended for a period of one year in the discretion of the General Partner, and any further successive periods of one year each with preferred approval.

Guggenheim MM-C CLO	Structured credit	90,202,500	101,093,465	—	None	N/A	July 2035
Harvest Partners Structured Capital Fund III, L.P.	Structured capital/mezzanine	15,280,637	18,421,693	6,428,644	None	N/A	Ten years from the final closing date with one-year extensions
Hayfin Healthcare Opportunities Fund (US Parallel), LP	Royalties & healthcare credit	52,025,040	67,331,045	23,066,040	None	N/A	Fourth anniversary of the end of the investment period with two one-year extensions
Hercules Evergreen Fund LP	Growth-stage lending	213,096,543	217,857,497	87,367,070	Quarterly (up to 12.5% of Capital Account per quarter, subject to Investor Gate)	2 years from initial capital contribution (New Investors) or 2 years from Rollover date (Rollover Investors)	In perpetuity or until the Company is dissolved and its affairs wound up in accordance with the provisions stated in the agreement
Highlighter Coinvest, Lp	Specialty lending co-investment	9,557,216	9,544,200	241,019	None	N/A	When either the main fund dissolves, or earlier at the GPs reasonable discretion
HPC Breeze Co-Invest (Onshore), L.P.	GP stake co-investment	19,515,049	24,876,324	10,997,127	None	N/A	When earlier of the date that the fund makes the final distribution of its assets or the date at which Fund I expires

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
HPS Asset Value Platform, L.P.	Equipment leasing	$42,754,664	$44,450,996	$5,995,988	None	N/A	The Partnership shall continue in existence until the fifth anniversary of the closing date.
HPS KP Mezz 2019 Co-Invest, LP	Subordinated debt co-investment	37,190,448	52,083,003	2,977,411	None	N/A	Until the expiration of the term of HPS Offshore Mezzanine Partners 2019, L.P. which shall continue until the tenth anniversary of the first closing date with two one-year extensions
HPS KP SIP V Co-Investment Fund, LP	Subordinated debt co-investment	13,065,632	21,117,333	1,735,086	None	N/A

Until the expiration of the term of HPS Offshore Strategic Investment Partners V, L.P., which shall continue until the tenth anniversary of the first closing date with one one-year extension and two successive one-year terms following such subsequent term with the approval of the LP Advisory Committee

HPS Mint Co-Invest Fund, L.P.	Preferred equity co-investment	5,746,728	9,439,154	1,513,172	None	N/A	Until all investments are liquidated and all proceeds are distributed or as determined by the general partner
HPS Offshore Mezzanine Partners 2019, LP	Mezzanine level subordinated debt	20,906,440	24,856,152	5,438,555	None	N/A	Until the tenth anniversary of the first closing date with two one-year extensions
HPS Offshore Strategic Investment Partners V, LP	Mezzanine level subordinated debt	39,120,459	46,709,625	16,874,603	None	N/A

Until the tenth anniversary of the first closing date with one one-year extension following the expiration of such initial term and two successive one-year terms following such subsequent term with the approval of the LP Advisory Committee

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
HPS Specialty Loan Fund V-L, L.P.	Middle market direct lending	$12,320,329	$11,358,176	$7,898,979	None	N/A	Fourth anniversary of the termination of the commitment period with one-year extensions available
ICG LP Secondaries Fund I (Feeder) SCSp	Secondaries	14,445,316	20,740,199	25,177,734	None	N/A	Until the Master Partnership is dissolved or terminated (Master Partnership term: until the tenth anniversary of the final admission date with two one-year extensions)
Indago Asset-Based Opportunities I LP	Private ABS	6,714,767	7,309,147	30,785,233	None	N/A

Partnership will continue for a period of three years from the end of the investment period, subject to a one-year extension by the General Partner in its sole discretion, and an additional one-year extension by the General Partner with the consent of the required limited partners.

Indago Co-Invest I LP	Private ABS co-investment	24,000,000	26,313,842	6,000,000	None	N/A	Unless sooner dissolved pursuant to Section 10.2, the Partnership will continue until such time as the Partnership investments are disposed.
InSolve Global Credit Feeder Fund VI, L.P.	Private ABS	54,003,101	65,600,430	18,749,999	None	N/A

Partnership shall be dissolved upon the earliest to occur of (a) the sale or distribution of all of the Partnership’s assets and (b) such earlier time as determined by the General Partner in its sole discretion.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Jaffa Capital Fund, LP	Opportunistic	$20,000,000	$20,857,140	$—	None	N/A

Partnership shall be dissolved on the first to occur of (i) any occurrence that would legally disqualify the last remaining General Partner from acting under the LPA, (ii), the General Partner elects to dissolve the Partnership, or (iii) the occurrence of a Key Principal Event.

King Street Opportunistic Credit Evergreen Fund, L.P.	Middle market direct lending	100,000,000	107,638,372	—	Semi-annually[2]	Following the expiration of the period that is two years from the date of the initial closing of the partnership, subject to one year lock-up after the first capital contribution,	Until dissolved and liquidated in accordance with the Limited Partnership Agreement
KWOL Co-Invest, LP	Preferred equity co-investment	2,500,000	4,020,556	—	None	N/A	Until dissolution of the partnership in accordance with the limited partnership agreement
LAC SPV I LLC	Legal assets	29,600,000	31,149,766	—	None	N/A	Company shall continue until the date on which all receivables have been disbursed in accordance with the fee purchase agreement.
LH Equity Investors, L.P.	Preferred equity co-investment	19,250,000	27,037,928	—	None	N/A	The Partnership shall continue perpetually until any of the termination events occur
LuminArx Naka Co-Invest Fund LP	Preferred equity co-investment	2,540,678	2,546,281	12,449,322	None	N/A	Continues until the last Investment is Disposed Of (alongside the Flagship Evergreen Fund); no fixed end date
LuminArx Opportunistic Alternative Solutions Offshore Fund LP	Private ABS	30,436,623	33,038,156	69,563,377	Biannually	Redemptions permitted after three year ramp up period ends.	The Partnership shall continue perpetually until any of the termination events occur.
LuminArx Valence Co-Invest Offshore Fund LP	Structured capital/mezzanine co-investment	9,936,909	11,724,131	63,091	None	N/A	The Partnership shall continue perpetually until any of the termination events occur.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Madison Realty Capital Debt Fund, IV LP	Real estate credit	$14,173,657	$12,072,602	$3,585,971	None	N/A	Until the sixth anniversary of the fund’s final closing with one one-year extension and an additional extension period of up to two years.
Magenta Asset Co-Invest L.P.	Asset-based co-investment	2,034,675	2,167,448	1,209,452	None	N/A	Until the Certificate of Limited Partnership of the partnership is cancelled.
Magenta Co-Invest L.P.	Asset-based co-investment	5,501,383	6,512,371	498,617	None	N/A	Until the Certificate of Limited Partnership of the partnership is cancelled.
Marilyn Co-Invest, L.P.	Common equity	33,863,577	50,688,374	—	None	N/A	Until investments are liquidated and all proceeds are distributed to the partners
Milano Co-Invest, L.P.	Subordinated debt co-investment	4,018,599	3,999,960	174,000	None	N/A	Until such time as all of the investments of the partnership are liquidated and all proceeds are distributed to the partners
Miller Holdings LP (Common Equity Portion) (Dawson)	Portfolio finance	5,000,000	6,208,526	—	None	N/A	Partnership shall continue until the final liquidating distribution of the Fund unless sooner wound up and dissolved.
Miller Holdings LP (Preferred Equity Portion) (Dawson)	Portfolio finance	27,474,697	34,415,479	14,000,002	None	N/A	Partnership shall continue until the final liquidating distribution of the Fund unless sooner wound up and dissolved.
Minerva Co-Invest, L.P.	Preferred equity co-investment	11,417,401	17,393,930	225,533	None	N/A	Until distribution of investment proceeds
NB Credit Opportunities II Cayman Feeder, LP	Structured capital/mezzanine	18,364,132	24,149,612	9,241,148	None	N/A	Until the termination of the master fund and as determined by the general partner (Master Fund term: until the 8th anniversary of the final admission date).

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
North Wall Asset Backed Opportunities Feeder Fund I LP	Private ABS co-investment	$76,500,125	$99,218,299	$33,175,067	None	N/A	Partnership term expires on the 6th anniversary of the final closing date. The GP has the ability to extend the term by 2 one-year extensions.
Northwind Healthcare Debt Fund II Feeder B LP	Real estate credit	30,529,713	28,838,492	19,470,287	None	N/A	Until the third anniversary of the expiration of the Investment period. May be extended for one additional one year period
NWEOF Feeder Fund II LP	Direct lending and structured capital/mezzanine	27,870,400	41,027,983	35,045,660	None	N/A	Partnership shall continue for six years and may be extended for one year.
NWEOF Feeder Fund III SCSp	Direct lending and structured capital/mezzanine	2,625,904	3,026,079	25,120,950	None	N/A	Partnership investment period is for three years and may be extended for one year. Partnership will then enter a harvest period for three years and may be extended for one year.
OrbiMed RCO IV Offshore Feeder, LP	Royalties & healthcare credit	25,191,624	25,221,732	30,834,002	None	N/A	Until the date of the final liquidating distribution unless the partnership is sooner wound up and subsequently dissolved in accordance with the limited partnership agreement
OWS Affirm Partnership Fund, LTD.	Private ABS co-investment	30,000,000	32,292,944	—	None	N/A

For a period of 24 months after the conclusion of the investment period, shareholders will receive distributions of proceeds until all shares are liquidated. The distribution period may be extended by the investment manager in its sole discretion for up to two additional one-year periods.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Pathlight Capital Evergreen Fund, LP	Asset-based lending	$46,073,543	$44,550,866	$6,170,806	None	N/A	Until dissolved and liquidated in accordance with the amended and restated limited partnership agreement
Pathlight Capital Fund II, LP	Asset-based lending	13,496,284	13,452,607	6,461,909	None	N/A	Until last day of the fiscal quarter after the fifth anniversary of the final closing date with one-year extensions available
Peachtree Credit Fund IV Q, L.P.	Real estate credit	49,088,073	51,486,320	—	None	N/A	The Fund shall continue in full force and effect until 7 years following the expiration of the Offering period, subject to 2 one year extensions.
Pennybacker Real Estate Credit II Pacific, LLC	Real estate credit	2,467,491	3,777,740	—	None	N/A	Until the company is terminated and wound up in accordance with the limited liability company agreement
Pennybacker Real Estate Credit II, LP	Real estate credit	18,777,394	16,318,768	4,126,436	None	N/A	Until the company is terminated and wound up in accordance with the limited liability company agreement
Peppertree Capital Fund IX QP, LP	Real assets	10,722,816	11,144,457	625,000	None	N/A	Earlier of 10 years from Commencement Date or 6 years after end of Investment Period; up to 5 one-year extensions
Peppertree Capital Fund VI QP, LP	Real assets	25,585,436	31,210,798	—	None	N/A	Partnership will be dissolved the earlier of ten years from the commencement date or six years following the end of the investment period.
Peppertree Capital Fund VII QP, LP	Real assets	25,255,695	30,576,471	—	None	N/A	Partnership will be dissolved the earlier of ten years from the commencement date or six years following the end of the investment period.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
PG Lending Fund I, LP	Real estate credit	$158,470,985	$164,835,535	$—	None	N/A	The Fund shall continue in full force and effect until 7 years following the expiration of the Offering period, subject to 2 one year extensions.
Pimlico Partners, L.P.	Regulatory capital relief	20,000,000	20,258,356	—	None	N/A	Continues until Dissolution Event (tied to termination of Main Fund: International Infrastructure Finance Company IV SCSp); no stated fixed end date
Pine Valley Capital Co-Invest I, LP	Litigation finance co-investment	44,603,590	46,645,149	8,622,679	None	N/A	Until dissolution of the partnership in accordance with the limited partnership agreement.
Pine Valley Capital Partners Evergreen Fund, L.P.	Litigation finance	59,673,179	60,408,393	31,002,693	Biannually	18 months	Until dissolution of the partnership in accordance with the limited partnership agreement.
Prime Finance CMBS Opportunities Fund 4, L.P.	Real estate credit	17,791,492	21,999,317	57,208,508	None	N/A	156 months (13 years) from the Effective Date, with up to two 1-year extensions at GP discretion
PSC Credit IV (A) SCSp	Private ABS	32,525,394	33,376,119	67,500,000	None	N/A

The partnership shall be liquidated on the last day of the calendar month of the sixth anniversary of the final closing date, unless extended by up to an additional one-year period by the General Partner in its sole discretion.

Raven Asset-Based Credit Fund II LP	Asset-based lending	18,411,938	18,388,007	6,706,627	None	N/A	January 2029 with two one-year extensions available
Realterm Logistics Credit Fund Co-Investment, LLC	Real estate credit	25,850,516	26,297,352	4,157,142	None	N/A	Until the later of the dissolution of the Main Fund and the disposition of the partnership’s investments

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Redwood Enhanced Income Corp.	Middle market direct lending	$28,275,000	$20,457,234	$10,725,000	None	180 calendar days following the pricing of an initial public offering of the shares and/or the first trade of the shares on a securities exchange	Seven-year anniversary of the initial closing with two one-year extensions
SC 2025 Opportunities Holding II, L.P.	Specialty lending co-investment	98,500,000	98,872,006	869,000	None	N/A	6 years from Closing (3/16/2026), extendable 1 year by GP, further extensions with Majority in Interest consent
SC Healthcare Credit Parallel Fund II A, L.P.	Royalties & healthcare credit	12,105,811	11,778,115	6,601,950	None	N/A	Until dissolved in accordance with the limited partnership agreement
SC Life Science Credit Parallel Fund A, L.P.	Royalties & healthcare credit	161,225,853	164,259,417	69,024,147	None	N/A	Until terminated and dissolved by the general partner in its sole discretion
SC Lowy Strategic Investments IV (ASIA), LP	Specialty lending	21,528,600	23,994,037	8,471,400	None	N/A	The Fund will expire on the fifth anniversary of the Initial closing date on 30 November 2028, subject to two additional one year extensions.
SC Opportunities Holding, L.P.	Venture lending co-investment	39,675,000	33,233,501	325,000	None	N/A

Partnership will continue until the sixth anniversary of the initial closing date, unless extended for a period of one year in the discretion of the General Partner, and any further successive periods with the consent of a majority in interest.

Shamrock Capital Debt Opportunities Fund I, LP	Royalty-backed credit	6,872,154	6,948,776	15,042,215	None	N/A	Ten years from the final closing date with one-year extensions
Silver Point Select Overflow Fund, L.P.	Specialty lending co-investment	38,021,127	38,078,000	1,978,873	None	N/A	Until dissolved in accordance with the limited partnership agreement. In this case, until the dissolution of the GP.

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Silver Point Specialty Lending Fund	Specialty lending	$127,018,961	$122,483,573	$—	Quarterly	Two-year lock-up beginning on the date of investment	Until the liquidation or dissolution of the trust and any amendment to the declaration of trust to effect such liquidation or dissolution.
Sixth Street Growth Partners II (B), L.P.	Structured capital/mezzanine	4,631,305	5,854,872	5,426,898	None	N/A

The term of the partnership expires on December 31, 2030, but may be extended for up to two consecutive one-year periods or dissolved or terminated prior to expiration in accordance with the Limited Partnership Agreement.

Sky Fund V Offshore, LP	Aircraft leasing	—	8,695,005	14,443,680	None	N/A	Until the fourth anniversary of the expiration or termination of the investment period with up to two one-year extensions
Sky Fund VI Offshore, LP	Aircraft leasing	21,980,109	26,633,343	53,019,890	None	N/A	Until the partnership is terminated and wound up in accordance with the limited partnership agreement
Sound Point Strategic Capital Fund III, LP	Asset-based lending	24,578,431	24,517,652	75,421,569	None	N/A	Shall continue until the third anniversary of the termination of the Investment Period.
Specialty Loan Institutional Fund 2016-L, L.P.	Middle market direct lending	2,143,767	3,859,087	3,805,582	None	N/A	Until the sixth anniversary of the fund’s final closing with two one-year extensions which may thereafter be extended further in order to effectuate an orderly liquidation of the partnership
Sprinkler 2024 Co-Investment I (Feeder) SCSp	Structured capital/mezzanine	16,233,891	26,109,012	14,877	None	N/A	Until the expiry of a period of eight years from the First Closing Date unless sooner terminated in accordance with the Limited Partnership Agreement

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
Stellus Private Credit BDC Feeder LP	Middle market direct lending	$16,220,347	$16,361,954	$8,748,612	None	N/A	Until the partnership is terminated and wound up in accordance with the limited partnership agreement
Summit Partners Credit Offshore Fund II, L.P.	Middle market direct lending	7,124,963	2,772,386	199,467	None	N/A	Eighth anniversary of the first draw-down date with two one-year extensions available
Symbiotic Capital EB Fund, L.P.	Royalties & healthcare credit	3,977,217	4,540,666	1,522,783	None	N/A	Upon the consent of the General Partner, after all assets acquired or agreed to be acquired by the Fund have been sold or otherwise disposed of
Symbiotic Capital Healthcare Credit Fund II, L.P.	Royalties & healthcare credit	3,026,453	2,944,529	21,973,547	None	N/A	6 years from Final Admission Date + up to 2 one-year extensions
Symbiotic Capital Life Science Credit Fund, L.P.	Royalties & healthcare credit	13,953,712	14,276,232	6,002,122	None	N/A	Sixth anniversary of the final closing date with two one-year extensions
Thompson Rivers LLC	Investment vehicle	1,069,507	203,909	—	None	Redemptions permitted with the consent of the investment fund’s voting members	Until cancellation of the Certificate of Formation
Thorofare Asset Based Lending Fund V, L.P.	Real estate credit	30,401,096	31,182,405	—	Annually	Two year lock up from the admission of a Limited Partner to the Partnership	Until the partnership is terminated and wound up in accordance with the limited partnership agreement
Tinicum L.P.	Private equity secondary	8,232,986	10,934,469	6,761,511	None	N/A	Until terminated and dissolved by the general partner in its sole discretion
Tinicum Tax Exempt, L.P.	Private equity secondary	5,571,832	7,187,643	1,782,795	None	N/A	Until terminated and dissolved by the general partner in its sole discretion

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
VCSF Co-Invest 1-A, L.P.	Preferred equity co-investment	$5,089,291	$7,691,401	$8,252	None	N/A

Until the expiration of the term of Vista Capital Solutions Fund, LP (VCSF) which may be extended in accordance with the terms of the VCSF partnership agreement or until the dissolution of the partnership in accordance with the limited partnership agreement.

Vista Capital Solutions Fund-A, L.P.	Growth-stage lending	9,751,685	12,187,995	16,293,680	None	N/A	Sixth anniversary of the final closing date with two one-year extensions
Vista Credit Partners Fund IV-B, L.P.	Growth-stage lending	19,032,434	18,228,610	5,818,700	None	N/A

Partnership shall be dissolved on the last day of the fiscal quarter during which the sixth anniversary of the Final Closing Date occurs. Partnership may be extended for up to two consecutive one-year periods.

VPC Credit Origination Fund, L.P.	Loan origination vehicle	1,000,000	854,974	49,000,000	None	N/A	Forty-two months after the initial closing date with additional one-year extensions approved by limited partners holding majority of aggregate commitments
VPC Legal Finance Fund, L.P.	Litigation finance	95,750,036	119,390,192	5,249,229	Quarterly	18-month hard lock-up from acceptance of commitment and 12-month soft lock-up following termination of hard lock-up	Until partnership is terminated as provided in the agreement of limited partnership
Waccamaw River LLC	Investment vehicle	6,600,163	231,334	—	None	Redemptions permitted with the prior consent of the Board	Until cancellation of the Certificate of Formation

Cliffwater Enhanced Lending Fund
Notes to Consolidated Financial Statements March 31, 2026 (Continued)

11. Private Investment Vehicles (continued)

Security Description	Investment Category	Cost	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Lock-up Period	Fund Term
WhiteHawk Evergreen Fund, LP	Asset-based lending	$100,000,000	$105,806,780	$—	Biannually	Hard lock up of interest is the period ending on the last business day immediately prior to the first anniversary of the subscription agreement.	Expiration of the partnership will occur on the last business day of the fiscal year in which all assets acquired by the partnership have been liquidated.
Total		$5,003,529,784	$5,611,964,941	$2,428,285,160

1       Up to 10% at each tender offer during any calendar year

2       All or any portion of participating account at each semi-annual withdrawal date

3       All or any portion of the capital account as of the last day of each calendar quarter

12. Subsequent Events

In preparing these Consolidated Financial Statements, management has evaluated subsequent events through the date of issuance of the Consolidated Financial Statements included herein. The Board authorized the Fund to offer to repurchase Shares from shareholders in an amount up to 5.00% of the net assets of the Fund with a May 29, 2026 repurchase pricing date. The repurchase offer period began on May 8, 2026 and will end on May 29, 2026. Shareholders that desire to tender Shares for repurchase are required to do so no later than May 29, 2026. There have been no other subsequent events that occurred during such period that would require disclosure or would be required to be recognized in the Consolidated Financial Statements.

Cliffwater Enhanced Lending Fund
Other Information March 31, 2026 (Unaudited)

Proxy Voting

The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve-month period ending on June 30, no later than August 31. The Fund’s Form N-PX filing and a description of the Fund’s proxy voting policies and procedures are available: (i) without charge, upon request, by calling the Fund at 1-888-442-4420 or (ii) by visiting the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Fund’s Forms N-PORT are or will be available on the SEC’s website at www.sec.gov or by calling the Fund at 1-888-442-4420.

Long-Term Capital Gains Designation

For the year ended March 31, 2026, the Cliffwater Enhanced Lending Fund designates $51,339,754 as a long-term capital gain distribution.

For the year ended March 31, 2026, 6.34% of the dividends paid from net investment income, including short-term capital gains, are designated as qualified dividend income.

For the year ended March 31, 2026, 6.34% of the dividends paid from net investment income, including short-term capital gains are designated as dividends received deduction available to corporate shareholders.

Cliffwater Enhanced Lending Fund
Fund Management March 31, 2026 (Unaudited)

The identity of the members of the Board and the Fund’s officers and brief biographical information are set forth below. The Fund’s Statement of Additional Information (the “SAI”) includes additional information about the membership of the Board. The SAI is available, without charge, by writing to the Fund at c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund at 1 (888) 442-4420.

INDEPENDENT TRUSTEES
Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Dominic Garcia Year of Birth: 1978 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since June 2021

Chief Pension Investment Strategist, CBRE Global Investors (June 2021-Present); Advisory Board of Milken Institute for Public Finance (2021-Present); Chief Investment Officer, New Mexico Public Employees Retirement Association (2017-June 2021); Senior Alpha Manager, State of Wisconsin Investment Board (2008-2017); Research Advisory Board Member, University of North Carolina Keenan Institute of Private Markets and the University of Chicago Harris Center for Municipal Finance (2020 to Present); Trustee, United World College-USA the Santa Fe Preparatory School endowment and the Santa Fe Community Foundation impact investment committee (2020-Present).

				3	None
Paul J. Williams Year of Birth: 1956 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee and Board Chairman	Since June 2021	Investment Consultant, Texas Association of Counties (1995-2020); Chief Investment Officer, Texas County & District Retirement System (1999-2018).	3	None
Matthew E. Worley Year of Birth: 1967 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee	Since October 2025	Chief Investment Officer and Deputy Executive Director, Investments, STRS Ohio (2021–2025); Director of Fixed Income and Alternative Investments, STRS Ohio (2019–2021).	3	None

*         The fund complex consists of the Fund, Cliffwater Corporate Lending Fund and Cascade Private Capital Fund.

Cliffwater Enhanced Lending Fund
Fund Management March 31, 2026 (Unaudited) (Continued)
INTERESTED TRUSTEES AND OFFICERS
Name, Address and Year of Birth	Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Stephen L. Nesbitt** Year of Birth: 1953 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Trustee and President	President Since Inception; Trustee since June 2021	Chief Executive Officer (2004-Present) and Chief Investment Officer (2004-2025), Cliffwater LLC.	3	None
Lance J. Johnson Year of Birth: 1967 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Treasurer	Since Inception	Chief Operations Officer, Cliffwater LLC (2014-Present).	N/A	None
Ann Maurer Year of Birth: 1972 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Secretary	Since Inception	Senior Vice President (2017-Present); Vice President, Senior Client Service Manager.	N/A	None
Bernadette Murphy Year of Birth: 1964 c/o UMB Fund Services, Inc. 235 W. Galena St. Milwaukee, WI 53212	Chief Compliance Officer	Since April 2021	Director, Vigilant Compliance, LLC (investment management solutions firm) (2018-Present).	N/A	None

*         The fund complex consists of the Fund, Cliffwater Corporate Lending Fund and Cascade Private Capital Fund.

**       Mr. Nesbitt is deemed an interested person of the Fund because he is an officer of the Investment Manager.

Cliffwater Enhanced Lending Fund
Privacy Notice March 31, 2026 (Unaudited)

PRIVACY NOTICE

FACTS	WHAT DOES THE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•  Social Security number

•  Account balances

•  Account transactions

•  Transaction history

•  Wire transfer instructions

•  Checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions?	Call 1-(888)-442-4420

Cliffwater Enhanced Lending Fund
Privacy Notice March 31, 2026 (Unaudited) (Continued)
What we do
How does the Fund protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does the Fund collect my personal information?

We collect your personal information, for example, when you

•  Open an account

•  Provide account information

•  Give us your contact information

•  Make a wire transfer

•  Tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•  Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•  Affiliates from using your information to market to you

•  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Fund doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • The Fund doesn’t jointly market.

Investment Manager
Cliffwater LLC
4640 Admiralty Way, 11th Floor
Marina del Rey, CA 90292
Website: www.cliffwaterfunds.com

Custodian Bank
State Street Bank and Trust Company
1 Iron Street
Boston, MA 02210

Fund Administrator, Transfer Agent and Fund Accountant
UMB Fund Services
235 W. Galena Street
Milwaukee, WI 53212-3949
Phone: (414) 299-2200

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.acaglobal.com

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

(b)    Not applicable.

Item 2.       Code of Ethics.

(a)     The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)     There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)    The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of Item 2 of Form N-CSR’s instructions.

Item 3.       Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that Mr. Dominic Garcia, Mr. Paul J. Williams, and Mr. Matthew Worley are qualified to serve as the audit committee financial experts serving on its audit committee and that they are “independent,” as defined by Item 3 of Form N-CSR.

Item 4.       Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the year ended March 31, 2026. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” refer to professional services rendered by principal accountant for its review of the Fund’s registration statement filed with the SEC and the issuance of consents for such filing. The following table presents fees paid by the Fund for professional services rendered by Cohen & Company, Ltd. for the year ended March 31, 2026 and fiscal period ended March 31, 2025.

Fee Category	2026 Fees	2025 Fees
(a) Audit Fee	$600,000	$350,000
(b) Audit-Related Fees	—	—
(c) Tax Fees	65,500	30,000
(d) All Other Fees	1,935	—
Total Fees	$667,435	$380,000

(e)(1)  The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2)  The percentage of fees billed by Cohen & Company, Ltd. for the year ended March 31, 2026 and fiscal period ended March 31, 2025, applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2026	FYE 3/31/2025
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)     All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g)    The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc. — not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(h)    The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)     Not Applicable.

(j)     Not Applicable.

Non-Audit Related Fees	FYE 3/31/2026	FYE 3/31/2025
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5.        Audit Committee of Listed Registrants.

Not applicable.

Item 6.        Investments.

(a)     See the Annual Report to Shareholders under Item 1 of this Form.

(b)    Not applicable.

Item 7.        Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.        Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.        Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.      Remuneration Paid to Directors, Officers and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.      Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Cliffwater LLC
PROXY POLICY AND PROCEDURE

Rule 206(4)-6 of the Advisers Act requires a registered investment adviser that exercises voting authority with respect to client securities to: (i) adopt written policies reasonably designed to ensure that the investment adviser votes in the best interest of its clients and addresses how the investment adviser will deal with material conflicts of interest that may arise between the investment adviser and its clients; (ii) disclose to its clients information about such policies and procedures; and (iii) upon request, provide information on how proxies were voted.

For its non-discretionary clients, Cliffwater does not have authority to vote client securities. These clients will receive their proxies, corporate actions, consents and other solicitations directly from their custodian or the relevant issuer or investment fund. These clients may contact their client service professionals with questions about a particular solicitation.

For its discretionary clients, Cliffwater generally takes responsibility for ensuring that proxies solicited by, or with respect to, the issuers of securities held in the client’s investment account, and corporate actions and consents sought by such issuers (including tender offers and rights offerings) are voted. In most cases, the managers of the commingled funds and separate accounts holding the assets vote the proxy solicitations. However, Cliffwater will take such action in limited circumstances which may include private partnership amendments and consents and in the event that an individual security is held by the client outside of a commingled fund or separate account where the manager votes the securities. Cliffwater’s discretionary clients may also retain the right to vote any proxies or take action relating to specified securities held in the client’s investment account, provided the client gives timely written notice to Cliffwater.

Cliffwater will not put its own interests ahead of those of any of its client and will resolve any possible conflicts between its interests and those of the client in favor of the client. When voting proxies, Cliffwater follows procedures designed to identify and address material conflicts of interest that may arise between its interests and those of its clients. Accordingly, prior to voting any proxy, Cliffwater will determine whether a material conflict of interest exists. A conflict of interest will be considered material to the extent that it is determined that the conflict has the potential to influence Cliffwater’s decision making in voting the proxy. If Cliffwater determines that there is a material conflict of interest related to the proxy solicitation, Cliffwater will take appropriate action to resolve the conflict which may include abstaining from a particular vote.

Cliffwater will seek to act solely in the best interests of its clients when exercising its voting authority. Cliffwater determines whether and how to vote proxies on a case-by-case basis. In making such determination, Cliffwater: (i) will attempt to consider all aspects of the vote that could affect the value of the issuer or that of the relevant client, (ii) will vote in a manner that it believes is consistent with the relevant client’s stated objectives, (iii) generally will vote in accordance with the recommendation of the issuing company’s management on routine and administrative matters, unless Cliffwater has a particular reason to vote to the contrary, and (iv) may not vote at all to the extent the outcome of the vote or action does not have a material impact on the issuer or value of its securities.

Under Rule 204-2 under the Advisers Act, Cliffwater must retain: (i) its voting policies and procedures; (ii) corporate action and proxy statements received; (iii) records of votes cast; (iv) records of client requests for voting information; and (v) any documents prepared by Cliffwater that were material to making a decision on how to vote. Under the circumstances where Cliffwater votes a proxy, corporate action or consent solicited by an issuer of securities or an investment fund, Cliffwater will document and maintain its voting record.

Cliffwater’s General Counsel and Chief Compliance Officer must approve the engagement of any proxy advisory firm to assist in connection with voting client securities.

For private investment funds, Cliffwater may accept a seat on an advisory board or similar group for a fund in which one or more Cliffwater clients have invested. Cliffwater believes advisory board service benefits its clients by allowing Cliffwater greater insight into the fund and its strategies and that, in general, the interests of its clients as investors will be aligned with the interests of all investors in the fund. However, if the interests of Cliffwater’s clients were to diverge from the interests of each other, the Cliffwater representative will take appropriate action to resolve the conflict which may include abstaining from a particular vote. Please see section III.B.7. for further information regarding Cliffwater’s actions with respect to advisory boards.

Item 13.      Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)  Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members.

The following table provides biographical information about the members of Cliffwater LLC, who are primarily responsible for the day-to-day portfolio management of the Cliffwater Enhanced Lending Fund as of June 8, 2026:

Name of Portfolio Management Team Member	Title	Length of Time of Service to the Fund	Business Experience During the Past 5 Years	Role of Portfolio Management Team Member
Stephen L. Nesbitt	Chief Executive Officer	Since Inception	Chief Executive Officer (2004-Present) and Chief Investment Officer (2004-2025), Cliffwater LLC.	Portfolio Management
Jeffrey Topor	Managing Director	Since 2022	Managing Director, Cliffwater LLC (since 2013)	Portfolio Management
Eli Sokolov	Managing Director	Since 2022	Managing Director, Cliffwater LLC (since 2007)	Portfolio Management
Nicholas Lenicheck	Managing Director	Since 2024	Senior Director, PSP Investments (2018-2024); Managing Director, Cliffwater (since 2024)	Portfolio Management

(a)(2)  Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following table provides information about portfolios and accounts, other than the Cliffwater Enhanced Lending Fund, for which the Portfolio Manager is primarily responsible for the day-to-day portfolio management. The information is as of March 31, 2026:

Name of Portfolio Management Team Member	Number of Accounts and Total Value (in millions) of Assets for Which Advisory Fee is Performance-Based:			Number of Other Accounts Managed and Total Value (in millions) of Assets by Account Type for Which There is No Performance-Based Fee:
Name	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Stephen L. Nesbitt	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	1 Account $31,261	0 Accounts N/A	0 Accounts N/A
Jeffrey Topor	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A
Eli Sokolov	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A
Nicholas Lenicheck	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A	0 Accounts N/A

Conflicts of Interest

The Investment Manager and Portfolio Manager may manage multiple funds and/or other accounts, and as a result may be presented with one or more of the following actual or potential conflicts:

The management of multiple funds and/or other accounts may result in the Investment Manager or Portfolio Manager devoting unequal time and attention to the management of each fund and/or other account. The Investment Manager seeks to manage such competing interests for the time and attention of a Portfolio Manager by having the Portfolio Manager focus on a particular investment discipline. Other accounts managed by the Portfolio Manager may not be managed using the same investment models that are used in connection with the management of the Fund. If the Investment Manager or Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, the Investment Manager has adopted procedures for allocating portfolio transactions across multiple accounts. The Investment Manager has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

(a)(3)   Compensation Structure of Portfolio Manager

Certain portfolio managers have ownership and financial interests in, and may receive compensation and/or variable profit distributions from, the Investment Manager based on the Investment Manager’s financial performance, such as its overall revenues and profitability. Compensation is not tied to the Fund’s performance, except to the extent that the fee paid to the Investment Manager impacts the Investment Manager’s financial performance.

(a)(4)   Disclosure of Securities Ownership

Portfolio Management Team’s Ownership of Shares

Name of Portfolio Management Team Member:	Dollar Range of Shares Beneficially Owned by Portfolio Management Team Member[1]:
Stephen L. Nesbitt	Over $ 1,000,000
Jeffrey Topor	Over $ 1,000,000
Eli Sokolov	Over $ 1,000,000
Nicholas Lenicheck	$500,001-$1,000,000

____________

1     As of March 31, 2026

(b)       Not Applicable

Item 14.     Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.     Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 16.     Controls and Procedures.

(a)     The registrant’s President (Principal Executive Officer) and Treasurer (Principal Financial Officer) have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Exchange Act.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.     Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)     Not applicable.

(b)     Not applicable.

Item 18.     Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19.     Exhibits.

(a)(1)     Code of ethics or any amendments thereto, that is subject to disclosure required by Item 2 of Form N-CSR. Filed herewith.

(a)(2)     Not applicable.

(a)(3)     A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(4)     Not applicable.

(a)(5)     Not applicable.

(b)         Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Cliffwater Enhanced Lending Fund
By (Signature and Title)*	/s/ Stephen Nesbitt
Stephen Nesbitt, President
(Principal Executive Officer)
Date	June 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By (Signature and Title)*	/s/ Stephen Nesbitt
Stephen Nesbitt, President
(Principal Executive Officer)
Date	June 8, 2026
By (Signature and Title)*	/s/ Lance J. Johnson
Lance J. Johnson, Treasurer
(Principal Financial Officer)
Date	June 8, 2026